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                                                                    Exhibit 10.6

                                            Nortel Networks Agreement No. 011174

                   DEVELOPMENT AND PURCHASE AND SALE AGREEMENT
                                       FOR
                     CDMA HIGH DATA RATE (1XEV-DO) PRODUCTS

This Agreement is made as of the 1st day of October, 2001 ("Effective Date") by and between

NORTEL NETWORKS INC., a Delaware corporation, having an office at 2221 Lakeside Blvd., Richardson, Texas 75082-4399, USA ("NNI");

and

AIRVANA INC., a Delaware corporation, having an office at 25 Industrial Avenue, Chelmsford, MA 01824 ("AIRVANA").

1.   DEFINITIONS

     "Affiliates" shall include Nortel Networks Corporation, the Subsidiaries and the Contract Manufacturers.

     "Agreement" shall mean this Development and Purchase and Sale Agreement between NNI and AIRVANA for the supply of Services and Products, including herein all documents to which reference may properly be made in order to ascertain the rights and obligations of the parties.

     "Backward Compatible" shall mean that one version or release of the Hardware or Software, starting with Release 3.0, will be interoperable with previous versions or releases of Hardware or Software, including backward compatibility as between the Software and the DOM, Software and previous versions or releases of Software, and between the Software of the DOM and the Software of the ANC card portion of the Product. The degree of backwards compatibility is to be mutually agreed by both parties. Currently, AIRVANA supports the current release, and previous two major releases, different "releases" being indicated by a change in the digit to the left of the decimal in the identifying number.

     "Blanket Order" shall mean an Order which does not set forth a Shipping Date and/or specific quantities.

     "Class A Changes" shall mean any changes required to rectify one of the following conditions in respect to Product: (i) a hazardous electrical or mechanical condition; (ii) a condition causing a loss of service to end-users or inoperability; or (iii) a condition causing a degradation in performance from Specification, including without limitation those changes described in Telcordia GR-209 as "Class A" or "Class AC" changes.

     "Clause" shall be the numbered paragraphs as described within a section.

     "Contract Manufacturer" shall mean a third party which enters into an agreement with a Nortel Networks Company to (1) manufacture in modified or unmodified form, a NORTEL NETWORKS product incorporating the Product, and
     (2) lease, sell, sublicense or otherwise distribute (directly or indirectly through distributors) such NORTEL NETWORKS product under NORTEL NETWORKS' or the third party's own brand name.

     "Customer(s)" shall mean any direct or indirect customer of NORTEL NETWORKS, including (1) distributors and (2) end-user customers for which the Products and/or Services may ultimately be required.

     "Delivery Location" shall mean the Nortel Networks Company or a Customer location specified in an Order to which the Product shall be delivered.

     "Development Agreement" shall mean the development terms agreed upon between AIRVANA and NORTEL NETWORKS as described in Section 13 and as further set forth in Appendix D and, for the first development project for the 1xEV-DO DOM solution, either in the Statement of Work attached as Appendix


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     E hereto or which is executed separately hereunder, under which certain product development activities may be carried out with respect to new or enhanced products, as more specifically specified in the applicable Statement of Work under such Development Agreement.

     "EDI" shall mean electronic data interchange of information related to Orders and Releases.

     "ISO" shall mean the International Organization for Standardization.

     "Forecast" shall mean the forecast provided by NORTEL NETWORKS as described in Clause 5.1.

     "Hardware" shall mean the hardware components of the Products and any set of programs in machine-executable code, whether residing in fixed coded instructions resident in read-only memory or equivalent devices forming part of hardware and sometimes known as "firmware", or whether residing in any other form of memory device, such as 'flash memory,' incorporated into the hardware.

     "Limited-Cancellation Period" shall mean the [**] day period, which shall end on the Shipping Date.

     "Limited-Rescheduling Period(s)" shall mean the [**] day period, which shall end on the Shipping Date.

     "Maximum Delivery Period" shall mean the [**] day period which shall commence on the date that AIRVANA receives an Order or a Release.

     "NORTEL NETWORKS" shall mean NNI and any Affiliate.

     "Nortel Networks Company" shall mean NNI or any Affiliate issuing orders under this Agreement.

     "Nortel Networks Supplier" shall mean a supplier to any of the Nortel Networks Companies, other than a Contract Manufacturer.

     "Order" shall mean either the "hard copy" document or electronic transmission ("EDI") used by a Nortel Networks Company to order Products or Services under this Agreement.

     "Price" shall mean the price set forth for each Product and/or Service set forth in Appendix A, as may be amended by the parties from time to time.

     "Product" shall mean the collective term given to Hardware and Software as more fully described in Appendix A hereto.

     "Product Documentation" shall mean the documentation for the Products, prepared as set forth in Sections 13 and 14, for distribution to Customers with each Product, which will comply with the Specifications and, if applicable, NORTEL NETWORKS' then-current branding requirements.

     "Reasonable Efforts" shall mean those good faith efforts that a reasonable person would consider to be commercially reasonable given the circumstances at the particular time.

     "Release" shall mean either the "hard copy" document or electronic transmission ("EDI") used by a Nortel Networks Company pursuant to a Blanket Order to set the Shipping Date for specified quantities of Product.

     "Services" shall mean the services to be provided by AIRVANA to NORTEL NETWORKS or the Customers as detailed in any Order and in this Agreement or its Appendices, including without limitation the development Services described in Appendices D and E hereof.

     "Section" shall be as described in the table of contents.


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     "Shipping Date" shall mean the date when a Product shall be delivered to the carrier at the Shipping Location for shipment to the Delivery Location.

     "Shipping Location(s)" shall mean the U.S. manufacturing location(s) so designated by AIRVANA, from which a Product shall be shipped by AIRVANA.

     "Software" shall mean software programs (in machine-readable object code) that provide basic logic, operating and user-related application instructions and network management information for use with the Products and shall included associated documentation, which Software may be incorporated with Hardware in the Product, or which Software may be separately described in Appendix A.

     "Software License" shall mean the license granted by AIRVANA to NORTEL NETWORKS and the Customers in accordance with Section 30 hereof.

     "Specifications" shall mean, with respect to Products, those physical, mechanical, electrical, and other characteristics intended to define the performance, form, fit and function of Product and which are: (i) set forth in the documents referenced in Appendix B and (ii) otherwise agreed to in writing by the parties. "Specifications" shall mean, with respect to development Services, those specifications for the services and deliverables as set forth in Appendix D, and for the first development project for the 1xEV-DO DOM solution, as set forth either in the Statement of Work attached as Appendix E hereto or separately executed hereunder.

     "Statement of Work" shall mean the development project description and details agreed upon between the parties, containing substantially similar subject matter and substantially in the form of the Statement of Work for the first development project which is either attached to this Agreement as Appendix E or separately executed hereunder, each of which Statement of Work, whether attached hereto or executed separately hereunder, shall be deemed to form a part hereof as an Appendix to this Agreement as if attached hereto;

     "Subsidiaries" shall mean a corporation or other legal entity in which NNI's ultimate parent corporation, Nortel Networks Corporation, effectively owns or controls, directly or indirectly, so long as Nortel Networks Corporation continues to own or control, directly or indirectly, fifty percent (50%) or more of the voting stock or shares, or other control mechanism.

     "TDI" shall mean technical data interchange by electronic means.

     "Term" shall have the meaning set forth in Clause 12.1.

     "Uneconomical To Repair" means that (a) a Product is beyond repair due to physical damage; (b) a Product cannot be changed, modified, or upgraded from the current release of the Product to the next release acceptable to NORTEL NETWORKS; (c) in response to a requested Product repair AIRVANA characterizes the request as "no fault found" for the third consecutive time; or, (d) a Product has already been through the repair process three
     (3) times; or, (e) a Product has exceeded the limit placed on the number of repairs a Product may undergo, as mutually agreed in writing by the parties.

     "Warranty Period" shall mean for the Product, Hardware and Software the [**] month period beginning on the date which is [**] days after the Shipping Date of each Product, Hardware or Software from the Shipping Location, unless extended warranties are negotiated between AIRVANA and Customers upon request of NORTEL NETWORKS, in which event the Warranty Period for the Products, Hardware and Software shall be extended by period negotiated with the Customer.

     "Warranty Repair Period" shall mean [**] days commencing on the date that AIRVANA receives from a Nortel Networks Company either (i) a Product which does not conform to the warranty set forth in Section 8, if the repair or replacement is to be performed at a location of AIRVANA, or (ii) notice that a Product does not conform to the warranty set forth in Section 8 if the repair or replacement is to be performed at a location of a Nortel Networks Company or Customer.


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     "1xEV-DO Productization Date" shall mean the date on which NORTEL NETWORKS either: (a) first delivers, generally offers to its Customers for sale or otherwise generally makes available to its Customers the Release 2.0 Software in conjunction with the 0D hardware deliverable for use beyond verification office testing; or (b) has developed and is aggressively implementing its bona fide plan to achieve channel readiness with respect to the Release 3.0 Software with the 0D hardware deliverable.

2.   PURPOSE

     The purpose of this Agreement is to describe the terms and conditions under which NORTEL NETWORKS shall have the right to purchase Products and Services, including without limitation design and development Services, from AIRVANA, including the right of Affiliates to place Orders subject to and under this Agreement, and under which AIRVANA grants NORTEL NETWORKS the right to resell the Products and/or certain Services, directly or indirectly, to Customers,

3.   SUPPLY COMMITMENT

3.1 NORTEL NETWORKS may, but shall not be obligated to except as set forth in Clauses 5.3 and 5.4 hereof, issue Orders or Releases to AIRVANA and AIRVANA shall fulfill such Orders or Releases in accordance with the provisions of this Agreement. Each Order or Release issued to AIRVANA shall create rights and obligations solely between AIRVANA and the particular Nortel Networks Company which issues the Order or Release. For the purposes of giving effect to the above, where a Nortel Networks Company purchases product and/or Products pursuant to this Agreement, where the context so admits, references to NORTEL NETWORKS shall be deemed to be to the relevant Nortel Networks Company which is ordering and/or purchasing product and/or Products in accordance with the terms of this Agreement.

3.2  Intentionally Omitted.

3.3 Unless otherwise agreed to in writing, AIRVANA shall notify NORTEL NETWORKS at least [**] days prior to the discontinuation of production or sale of any Product listed within Appendix A. Unless otherwise agreed to in writing, AIRVANA shall notify NORTEL NETWORKS at least [**] days prior to implementing any manufacturing, engineering or other changes which will affect the form, fit or function of any Product which may be subject to NORTEL NETWORKS approval in accordance with Appendix C. AIRVANA shall, at NORTEL NETWORKS' request, extend the period of manufacture for any discontinued products, provided NORTEL NETWORKS commits to a minimum purchase quantity reasonably acceptable to AIRVANA. A delivery schedule for such extended period of manufacture beyond the notice period shall be mutually agreed to between AIRVANA and NORTEL NETWORKS. AIRVANA shall accept all Orders and Releases submitted by NORTEL NETWORKS within the applicable notice period for any such affected Products, regardless of quantity subject to Section 5 below. All such notices shall be sent to the affected Nortel Networks Companies and to the attention of the Manager, Strategic Supply Management, at the applicable purchasing locations

3.4 AIRVANA shall provide out-of-warranty repair parts and services, at AIRVANA's then current prices for each Product, for a minimum of [**] years after the earlier of:

          (a)  the effective date of discontinuance of a Product, or

          (b)  the date of termination or expiration of this Agreement.

3.5 In the event that AIRVANA, having fulfilled AIRVANA's obligations detailed in Clause 3.4, discontinues out-of-warranty repair services, AIRVANA shall, if reasonably requested, provide to NORTEL NETWORKS or a mutually acceptable third party a limited, non-exclusive, non-transferable no cost royalty free license allowing them to repair and service the Products sold to NORTEL NETWORKS under this Agreement, including the following items if they are reasonably available to AIRVANA: (i) documentation in sufficient detail to provide all of the information required to repair and test the Product, including but not limited to stock lists, schematics, engineering change history and assembly drawings; (ii) access to proprietary components and software source code; (iii) repair history data; and (iv) technical assistance Services as may


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     be reasonably required. NORTEL NETWORKS and any third party performing under this Clause 3.5 shall execute to the reasonable satisfaction of AIRVANA, confidentiality agreements covering the non-disclosure of AIRVANA's Confidential Information. Services to assist NORTEL NETWORKS or such third party which are provided by AIRVANA under this Clause 3.5 shall be invoiced to the appropriate party at AIRVANA's then current charges for such services.

3.6 If NORTEL NETWORKS arranges for AIRVANA to be allowed to purchase goods and/or services from a Nortel Networks Supplier at (a) the prices offered to NORTEL NETWORKS or (b) the prices offered to other Nortel Networks Suppliers, then AIRVANA may, to the extent legally and contractually permissible, purchase those goods and/or services for the manufacture of Products from such Nortel Networks Supplier. AIRVANA shall use all such goods and/or services purchased from that Nortel Networks Supplier at those prices exclusively for the satisfaction of any obligation it may have to provide goods and/or services, directly or indirectly, to NORTEL NETWORKS.

4.   REVIEWS, ACCESS AND ISO COMPLIANCE

4.1 Representatives of AIRVANA and NORTEL NETWORKS, at their own expense, shall meet alternately at AIRVANA's and NORTEL NETWORKS' facilities [**] each quarter, or more frequently if deemed necessary by either party but no more than [**], to review in detail AIRVANA 's progress on the development of the Products, identify issues and attempt to reach mutual agreement on courses of action, as appropriate. NORTEL NETWORKS may evaluate, test and propose what it believes are desirable or necessary modifications to the Products including recommendations regarding the manufacturability of the Products. AIRVANA will receive and review such proposals in good faith and, at AIRVANA's discretion, consider incorporating such proposals in the Products if they reasonably appear to have the potential for enhancing successful and widespread deployment of the Products in the earliest possible time frame or significantly improve the reliability of the Products. Subject to these obligations of good faith, NORTEL NETWORKS acknowledges that AIRVANA shall have the ultimate right to decide the design direction for the Products. If, in NORTEL NETWORKS opinion, AIRVANA unreasonably refuses to consider incorporating any such proposals, the parties agree to use the management escalation process set forth in Section 28 to resolve such disagreement. NORTEL NETWORKS further acknowledges that proposals may not be accepted by AIRVANA if such proposals (i) would have an adverse impact on the ability to implement or deploy the Products in a timely fashion or (ii) are considered by NORTEL NETWORKS to be NORTEL NETWORKS' proprietary (or proprietary to Nortel's suppliers or licensors) not to be freely shared with third parties. Any proposals relating to Products or Software deemed to be "Exclusive" as set forth in Appendix A shall automatically be deemed to be proprietary to NORTEL NETWORKS for purposes of this Clause 4.1 unless otherwise agreed in writing by NORTEL NETWORKS. Any such proprietary proposals can only be shared with third parties under mutually acceptable terms and conditions protecting the confidentiality thereof.

4.2 Unless NORTEL NETWORKS specifically notifies AIRVANA in writing prior to incorporation of any proposal for modification or change in the Products, that such proposal is considered by NORTEL NETWORKS to be its proprietary information not to be freely shared with any third party, or unless any such proposal in writing is marked 'confidential', 'proprietary' or like designation, NORTEL NETWORKS acknowledges and agrees, subject to any third party's right therein, that any such proposals made by NORTEL NETWORKS which are incorporated by AIRVANA in the Products may be used without restriction or accounting by AIRVANA unless otherwise agreed in writing between the parties and may be shared with and used without restriction by other licensees and system operators without accounting to NORTEL NETWORKS.

4.3 NORTEL NETWORKS, and if required its Customer, shall be permitted to enter AIRVANA's premises, at any reasonable time, to confirm that AIRVANA is complying with its obligations under this Agreement, provided that NORTEL NETWORKS gives AIRVANA at least [**] working days prior written notice, including notification via email.


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4.4  AIRVANA will use Reasonable Efforts to cause any subcontractors retained by
     AIRVANA and relating to this Agreement to permit similar access as described in Clause 4.3 above to the subcontractor's premises for NORTEL NETWORKS and, if required, its Customer's personnel.

4.5 AIRVANA agrees that all third party facilities involved in manufacturing and/or supplying Product to NORTEL NETWORKS shall be compliant with ISO 9001:2000 as of the date Product is shipped from such facilities. In addition, AIRVANA agrees that its own facilities involved in manufacturing and/or supplying Product to NORTEL NETWORKS shall be compliant with ISO 9001:2000 by December 31, 2002. AIRVANA further agrees to conduct regular meetings with NORTEL NETWORKS on the status of such compliance.

4.6 AIRVANA shall comply with NORTEL NETWORKS quality standards as set forth in Appendix H and such quality standards shall also apply to the Services and Deliverables set forth in the Statement of Work for the 1xEV-DO Project.

5.   FORECASTING, ORDERING, PURCHASE COMMITMENT AND DELIVERY

5.1 NORTEL NETWORKS shall provide to AIRVANA, beginning on a date to be mutually agreed upon between the parties, with updates provided in the [**] week of NORTEL NETWORKS' monthly fiscal calendar for each [**] thereafter, a rolling [**] forecast setting forth the unit quantities of the Products that it expects to Order ("Forecast"). Within [**] working days of AIRVANA's receipt of the Forecast, AIRVANA shall either confirm the delivery schedule set forth in the first [**] of the Forecast or propose an alternate delivery schedule for those [**]. If AIRVANA fails to do so, it shall be deemed to have agreed to the Forecast for those first [**] and delivery schedule set forth for such [**] by NORTEL NETWORKS. If AIRVANA proposes an alternate delivery schedule for the first [**] of the Forecast, then NORTEL NETWORKS shall within [**] days of its receipt of notice of such alternative delivery schedule notify AIRVANA that either such alternate forecast delivery schedule is acceptable or such scheduled delivery is canceled. If NORTEL NETWORKS fails to give such notice, it shall be deemed to have agreed to the alternate delivery schedule for the first [**] of the Forecast. For the sake of clarification, the [**] through [**] of a Forecast are for planning purposes only and are not binding on either NORTEL NETWORKS nor AIRVANA.

5.2 NORTEL NETWORKS shall make Reasonable Efforts to ensure that the adjustments to the Forecasts shall be no greater than the adjustments NORTEL NETWORKS must bear in the operation of NORTEL NETWORKS' factories. Notwithstanding the foregoing, however, AIRVANA shall have and maintain, at no additional charge, the capability of increasing production capacity required to meet the then-current Forecast, as well as to meet quantities ordered which exceed the forecast quantities ("Excess Quantity"), in accordance with this Clause 5.2. When an Excess Quantity is ordered or forecasted, either in a new Order or by means of an amendment to an existing Order or update to the Forecast, the following shall apply:

     (a) If the Order or such an amendment or update for such Excess Quantity is submitted [**] days or less prior to the NORTEL NETWORKS' requested Shipping Date, then AIRVANA shall use Reasonable Efforts to supply as much of such Excess Quantity as reasonably possible.

     (b) If the Order or such an amendment or update for such Excess Quantity is submitted more than [**]days but less than (or equal to) [**] days prior to the NORTEL NETWORKS' requested Shipping Date, then AIRVANA shall be obligated to supply [**] percent ([**]%) of the forecasted quantity in the Forecast (prior to any update to such Forecast) by the requested Shipping Date.

     (c) If the Order or such an amendment or update for such Excess Quantity is submitted more than [**] days but less than (or equal to) [**] days prior to the NORTEL NETWORKS' requested Shipping Date, then AIRVANA shall be obligated to supply [**] percent ([**]%) of the forecasted quantity in the Forecast (prior to any update to such Forecast) by the requested Shipping Date.


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     For the sake of clarification, (i) once NORTEL NETWORKS submits a Forecast for the first [**] (on a rolling basis), it may not change such Forecast, except that the Nortel Networks Companies may submit Orders for the Excess Quantities or amend an existing Order or update the Forecast as set forth in this Clause 5.2; and (ii) AIRVANA's obligation to supply under this Clause 5.2 shall be rounded up to the next whole unit. For the purposes of this Section 5, NORTEL NETWORKS shall act on behalf of all the Nortel Networks Companies with respect to forecasting quantities expected to be ordered, and the Nortel Networks Companies shall in the normal course place Orders.

5.3 NORTEL NETWORKS shall ensure that there are Orders placed with AIRVANA to provide for the quantities forecasted for delivery during the first [**] of the Forecast on a rolling [**] basis. NORTEL NETWORKS also commits to purchase the quantities forecasted for delivery during the [**] of such Forecast on a rolling [**] basis, but reserves the right to reschedule Product deliveries in accordance with Clause 5.12. Except as set forth in the foregoing, NORTEL NETWORKS shall not be obligated to issue Orders based on the Forecast, and such forecast shall be otherwise completely non-binding. NORTEL NETWORKS shall have the right to cancel an Order for Products in accordance with Clause 5.13 below. Any purchase made under the commitments to order Products pursuant to the Forecast described in this Clause 5.3 shall serve to fulfill, and not be in addition to, the commitment to purchase Products by the Commitment Fulfillment Date as set forth in Clause 5.4 below.

5.4 Provided that AIRVANA fulfills its obligations under the development terms set forth in Section 13 and Appendix D hereof along with related Statements of Work, and further provided that AIRVANA fulfills its obligations with respect to shipment of the Products by the requested Shipping Dates, and subject to NORTEL NETWORKS' termination rights set forth in Section 12, NORTEL NETWORKS hereby commits to purchase an aggregate quantity of [**] units of the 1xEV-DO DOM Product by placing Orders with scheduled Shipping Dates for such quantities occurring on or before a date which is [**] months immediately following the date of "0D 1xEV-DO DOM delivery to NORTEL NETWORKS" as defined in the applicable Statement of Work ("Commitment Fulfillment Date"). In the event it is determined, as of the Commitment Fulfillment Date, that NORTEL NETWORKS has not placed Orders or Releases for the required [**] units of 1xEV-DO DOM Product with Shipping Dates occurring on or before such Commitment Fulfillment Date, NORTEL NETWORKS shall pay to AIRVANA an amount equal to [**] U.S. Dollars ($[**] U.S.). The foregoing shall be NORTEL NETWORKS' sole liability with respect to the purchase commitment under this Agreement.

5.5 The commitments expressed in Clauses 5.3 and 5.4 above shall terminate in their entirety, with no liability to NORTEL NETWORKS therefor, if the Agreement is terminated due to AIRVANA's material breach of this Agreement.

5.6 For quantities of Products included in the Forecast and for quantities up to the Excess Quantities to be provided within the periods set forth in Clause 5.2 above, AIRVANA shall deliver the Products not later than the Maximum Delivery Period.

5.7 To achieve delivery of the quantities of Products identified in the Forecast for which NORTEL NETWORKS is committed to place Orders in accordance with Clause 5.3 and to achieve delivery of the Excess Quantities in accordance with Clause 5.2 within the Maximum Delivery Period, NORTEL NETWORKS acknowledges that AIRVANA will be required to keep an inventory of the components required to manufacture or have manufactured such Products. If, as a result of any reduction by NORTEL NETWORKS of the quantities contained in the Forecasts for delivery within the first [**] of the Forecast on a rolling [**] basis, subject to this Section 5, (a) AIRVANA has either (i) purchased components based on the binding portion of the previous Forecast or (ii) a continuing purchase obligation for any components resulting from the binding portion of the previous Forecast, and
     (b) AIRVANA does not reasonably believe that AIRVANA will be able to either
     (i) consume, within the next [**], the components in the manufacture of Products for sale to NORTEL NETWORKS or others or (ii) cancel the purchase obligation without charge (such components remaining as result of (a) and (b) collectively hereinafter "Excess Components"), then AIRVANA may make a claim to NORTEL NETWORKS for its inventory of Excess Components as follows:

     5.7.1 AIRVANA shall notify NORTEL NETWORKS in writing in a timely manner providing reasonable


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          evidence that the inventory of Excess Components was purchased in accordance with the binding portion of the Forecast and reasonably detailing the specific associated cancellation charges, if any, which may be incurred if the orders from AIRVANA to its suppliers for the Excess Components were canceled, or, in the case of Excess Component inventory, state the quantity of Excess Components being claimed, and disclose AIRVANA's cost of such Excess Components. Any cost information provided to NORTEL NETWORKS shall be held in the strictest of confidence and not disclosed other than to those employees of NORTEL NETWORKS with a need to know.

     5.7.2 At AIRVANA's option, AIRVANA may retain the Excess Component inventory for future consumption, or request NORTEL NETWORKS to purchase the unconsumed Excess Component inventory at AIRVANA's invoice cost, in which case NORTEL NETWORKS shall promptly purchase the unconsumed Excess Component inventory at AIRVANA 's invoice cost.

     5.7.3 Upon AIRVANA's notification set forth in Clause 5.7.1, AIRVANA shall not require any additional Excess Component inventory compensation from NORTEL NETWORKS in connection with any further orders placed by AIRVANA for the affected components until either the Excess Component inventory being claimed has been consumed or is forecasted to be consumed, taking into consideration the applicable lead time required by AIRVANA's suppliers for delivery. Subject to AIRVANA's continuing purchase obligations for any components resulting from the binding portion of the previous Forecast, AIRVANA shall limit the future purchases of any components of the same type contained in the Excess Component inventory and shall make Reasonable Efforts to consume or sell any Excess Components, including the use of any Excess Components in the manufacture of any other of AIRVANA's own products, if applicable.

5.8 If a Nortel Networks Company uses EDI to issue an Order or a Release, such transaction shall be carried out in accordance with the provisions set forth in Part I of Appendix G.

5.9 AIRVANA shall accept any Order or Release issued by a Nortel Networks Company in accordance with this Agreement, subject to AIRVANA confirming the creditworthiness of such Nortel Networks Company. Should the terms of any Order or Release conflict with the terms of this Agreement, the terms of this Agreement shall govern unless the parties expressly agree in writing to the contrary. This Agreement shall continue to apply to an Order or a Release issued during the Term until all obligations herein are performed. Notwithstanding that an Order or a Release does not refer to this Agreement, any Order issued by any Nortel Networks Company during the Term shall be deemed to have been issued pursuant to this Agreement unless the parties expressly agree to the contrary in writing.

5.10 An Order shall set forth a description of the following: (a) Product, (b) Price, (c) Delivery Location, (d) the location where the invoice shall be rendered for payment, (e) method of shipment, (f) quantity and (g) Shipping Date. All shipping documents and invoices shall reference the number of the Order issued for the Products and the Products contained in the shipment as defined on the purchase order.

5.11 AIRVANA shall deliver an Order or a Release complete unless the Nortel Networks Company that issued the Order or Release otherwise agrees. If AIRVANA fails to ship a Product within [**] working days of the Shipping Date, the Nortel Networks Company which issued the Order or Release may, in addition to any other right available to it under the law, cancel, without charge, the Order or Release or applicable portion thereof.

5.12 Notwithstanding anything in this Agreement to the contrary, the Nortel Networks Company may, without charge and without restriction, reschedule the Shipping Date at any time prior to the commencement of the Limited-Rescheduling Period. Inside the Limited-Rescheduling Period, the Nortel Networks Company may, without charge, reschedule the Shipping Date at any time prior to such Shipping Date, provided that such rescheduled Shipping Date is within a window following the month in which the reschedule occurred as set forth in the table below and rescheduling only occurs for the number of times allowed as set forth below:

     (i) Within [**] days or less prior to the scheduled Shipping Date, the Nortel Networks Company may not reschedule such Shipping Date.

     (ii) More than [**] days but less than (or equal to) [**] days prior to the scheduled Shipping Date, the Nortel Networks Company may reschedule such Shipping Date twice, so long as the rescheduled Shipping Date is no more than [**] months after the originally scheduled Shipping Date.

     (iii) More than [**] days but less than (or equal to) [**] days prior to the scheduled Shipping Date, the Nortel Networks Company may reschedule such Shipping Date twice, so long as the rescheduled Shipping Date is no more than [**] months after the originally scheduled Shipping Date.

     (iv) Rescheduling of Services. NORTEL NETWORKS may reschedule an ordered Service once, so long as NORTEL NETWORKS reimburses AIRVANA for AIRVANA's additional costs incurred directly as a result of such rescheduling.

     For the sake of clarification, (A) a Shipping Date may not be rescheduled pursuant to both parts (ii) and (iii) of this Clause 5.12; (B) under both Clauses 5.12 and 5.13, the rescheduled Shipping Date must be subsequent to the original Shipping Date; and (C) the Nortel Networks Company may cancel Orders or Releases or reschedule Shipping Dates at any time during the calendar month, subject to the limitations described in these Clauses 5.12 and 5.13.

5.13 Notwithstanding anything in this Agreement to the contrary, the Nortel Networks Company may cancel an Order or a Release without liability at any time prior to the Limited-Cancellation Period. Except as set forth below, the Nortel Networks Company may cancel an Order or a Release at any time during the Limited-Cancellation Period, but subject to NORTEL NETWORKS' liability for Excess Components as set forth in Clause 5.7 above. In no event shall NORTEL NETWORKS be obligated to reimburse AIRVANA for an amount which exceeds the Price of such Product as set forth in Appendix A.

     (a)  Cancellation of Products.

          (i) Within [**] days or less prior to the scheduled Shipping Date, the Nortel Networks Company may not cancel any Order or Release to the extent it covers such Products.

          (ii) More than [**] days but [**] days or less prior to the scheduled Shipping Date, the Nortel Networks Company may cancel any Order or Release to the extent it covers such Products, so long as NORTEL NETWORKS reimburses AIRVANA for all Excess Components (as defined in Clause 5.7 above) plus labor costs incurred by AIRVANA up to the date of such cancellation with respect to inventory or work-in-process resulting from such Order.

     (b) Cancellation of Services. A Nortel Networks Company may at any time cancel any Order to the extent that it covers Services; provided, however, that if AIRVANA had begun performing such Services before receiving written notice of such cancellation from the Nortel Networks Company, then the Nortel Networks Company shall reimburse AIRVANA for AIRVANA's costs incurred (or to be incurred, if such costs are not cancelable) in connection with such performance (such reimbursement not to exceed the amount due for such Services if they had been performed in full).

5.14 AIRVANA shall on any given date, in addition to its obligations under Clause 5.2, have available at the Shipping Location for immediate shipment upon request, a quantity of finished Product equal to a one week average of the quantities of Product required as calculated by averaging the quantities set forth for each week in the current [**] of the Forecast.

5.15 AIRVANA shall:

     5.15.1 package the Products to the relevant packaging Specifications set forth in Appendix B to ensure their delivery undamaged to the Delivery Location. Each package shall be clearly marked with NORTEL NETWORKS' name, delivery address and the number of packages being shipped together; and

     5.15.2 supply an advice note showing the Order number, NORTEL NETWORKS' part number, quantity delivered, number of packages, method and route of transportation to NORTEL NETWORKS' "Goods-In Receiving Office". One copy of such advice note shall accompany the Products on delivery.

6.   PRODUCT BADGING AND LABELING

6.1 NORTEL NETWORKS shall sell or sublicense Products under the NORTEL NETWORKS' name or under the name of its Contract Manufacturers or Customer(s). If requested by NORTEL NETWORKS, AIRVANA shall supply Products complete with the appropriate logo affixed to the Products.

6.2 Where NORTEL NETWORKS exercises its rights under Clause 6.1, NORTEL NETWORKS shall provide details of the logo and positioning not later than [**] weeks prior to the due date for delivery. AIRVANA shall provide NORTEL NETWORKS' trade dress with NORTEL NETWORKS' labeling for all Products, including but not limited to labels identifying PEC codes, serial numbers, dates of manufacture, etc.

7.   PRICE, PAYMENT AND RISK OF LOSS

7.1 Unless otherwise set forth in Clauses 7.6 or otherwise indicated in Appendix A, the Prices set forth in Appendix A shall apply during the Term and are: (a) in US Dollars (b) exclusive of any applicable excise and sales taxes now existing or hereinafter imposed by any applicable taxing authority, and (c) exclusive of transportation charges, insurance and duty applicable between the Shipping Location and the Delivery Location. Such taxes, transportation charges, insurance and duty for which NORTEL NETWORKS is liable shall be separately stated on the invoice. AIRVANA agrees not to assess any applicable excise or sales tax where NORTEL NETWORKS furnishes AIRVANA a tax exemption certificate, a certificate of authority, a direct pay permit and/or any equivalent acceptable to the applicable taxing authority. On each invoice submitted to NORTEL NETWORKS, AIRVANA shall reference the number of the Order(s) and Release(s) issued for the Products covered by such invoice.

7.2 For all Orders and/or Releases generated by Nortel Networks Companies, payment shall be net [**] days from the later of the Shipping Date of a Product or the date of receipt of the invoice, provided, however, that if NORTEL NETWORKS changes its payment terms policy for any new supplier in the future to payment terms of less than net [**] days, NORTEL NETWORKS shall revise the foregoing payment terms to any such lesser payment period.

7.3 On an annual basis, the Prices will be the same as AIRVANA's lowest customer price [**], AIRVANA [**] NORTEL NETWORKS. If AIRVANA offers a customer better prices than NORTEL NETWORKS, as determined by the foregoing, or in the event AIRVANA reduces its list price or increases its price discounts, AIRVANA shall notify NORTEL NETWORKS thereof, and shall extend such pricing or discounts to NORTEL NETWORKS. The more favorable pricing and/or discounts shall apply commencing on the date the more favorable pricing and/or discounts were first offered to any customer. AIRVANA warrants to NORTEL NETWORKS that the Price for each Product sold and fees for Software licensed hereunder are not unlawfully discriminatory.

7.4 Title and risk of loss or damage to a Product shall pass to the Nortel Networks Company which ordered it when a Product is delivered at the Shipping Location to the carrier designated by the Nortel Networks Company, or if the Nortel Networks Company does not designate a carrier, the carrier selected by AIRVANA. Notwithstanding the above, AIRVANA shall remain liable for any loss or damage to a Product which is occasioned by AIRVANA's negligent acts or omissions. If a Nortel Networks Company returns a Product, risk of loss or damage for such Product shall pass to AIRVANA when the Product is delivered to a carrier at the Delivery Location.

7.5 All Product shall be invoiced in United States dollars unless otherwise agreed to by AIRVANA and the Nortel Networks Company.

7.6 Following fulfillment by NORTEL NETWORKS of its commitments to purchase certain quantities of 1xEV-DO Products as set forth in Clause 5.4, the Prices for Products, Software and Services listed in Appendix A may be renegotiated on an annual basis and agreed upon in good faith by the parties. Such negotiation shall commence at least [**] days prior to the end of each calendar year and be completed prior to the expiration of the such calendar year, and the renegotiated Prices so agreed upon shall be in effect for the subsequent calendar year.

7.7  AIRVANA shall undertake a cost reduction program.

7.8  Intentionally Omitted.

7.9 If are Products are desired by the parties to be added to Appendix A prior to or during any calendar year, the parties shall negotiate in good faith the applicable Price for such Products, prior to such Products being added to Appendix A, in accordance with the agreements about Prices set forth this Section 7.

7.10 All past due amounts, including without limitation royalty payments due under Sections 30 and 32 below (collectively, "Past Due Amounts") shall bear interest at the rate of [**] percent ([**]%) per [**] (or such lesser rate as may be the maximum permissible rate under applicable law), beginning with the date on which the applicable Past Due Amount was due and payable. AIRVANA shall provide a notice to NORTEL NETWORKS regarding any such delinquency, and shall use best efforts to send such notice to NORTEL NETWORKS within ten (10) days after such delinquency begins. Such interest shall not accrue on Past Due Amounts which are disputed by NORTEL NETWORKS; provided, however, that to the extent such dispute is resolved in favor of AIRVANA and such amount remains payable to AIRVANA, interest shall accrue on such amount from the date it originally became due and payable in accordance with this Agreement.

7.11 Unless otherwise agreed in writing between the parties, Nortel Networks Companies outside of the United States and Canada shall gross-up any invoice where withholding taxes may be applicable, and therefrom withhold any applicable withholding tax from payments made to AIRVANA pursuant to the Services or Software or other technology for which royalties are paid provided under this Agreement, such that the net payment to AIRVANA will be equal to the payment that would have been made if such withholding taxes were not in effect. To assist AIRVANA in obtaining any tax credits for the amounts withheld, NORTEL NETWORKS shall, upon AIRVANA's reasonable request, promptly provide AIRVANA with such evidence as may be reasonably required by the applicable taxing authorities to establish that such withholding tax has been paid.

8.   ACCEPTANCE, PRODUCT WARRANTY AND REPAIR/REPLACEMENT

8.1 All Products are subject to inspection at the Delivery Location. Acceptance shall be deemed not to have occurred until [**] days after the Shipping Date. If a Product does not conform to the requirements of an Order or to the warranties set forth in this Section 8, the entire quantity delivered with such Product may be returned to AIRVANA at AIRVANA's expense. Payment shall neither be deemed to constitute acceptance nor be a waiver of any Nortel Networks Company's right to cancel any Order or Release.

8.2 AIRVANA warrants to NORTEL NETWORKS that a Product will at the time of delivery be new and free and clear of all liens and encumbrances. AIRVANA further warrants that during the Warranty Period a Product shall be free from defects in material and workmanship and shall conform to the Specifications. This warranty shall not apply to any defect which has been caused by NORTEL NETWORKS and arises from mishandling, misuse, neglect or improper testing or repair. This warranty shall survive inspection, acceptance and payment.

8.3 AIRVANA shall repair or replace such Product within the Warranty Repair Period free of charge. If AIRVANA does not so perform within the Warranty Repair Period, and, upon a NORTEL NETWORKS' request, AIRVANA shall (a) refund to NORTEL NETWORKS the Price of such Product and (b) be entitled to retain such Product. Upon repeated failure or refusal by AIRVANA to so perform during the Warranty Repair Period, NORTEL NETWORKS shall have the right to terminate the Agreement and seek any additional remedies permitted by law. All transportation and other expenses arising from shipping the non-conforming Product to and the repaired or replacement Product from the Shipping Location shall be paid by AIRVANA. Specific repair or replacement service obligations, warranties and procedures other than as set forth in this Section 8 shall be as set forth in Appendix C.

8.4 All replaced or repaired Products shall be warranted by AIRVANA for a period of [**] days commencing [**] days after the actual date of shipment or for the balance of the original Warranty Period, whichever is longer.

8.5 Subject to the confidentiality provisions of this Agreement, NORTEL NETWORKS reserves the right to use third party repair vendors, or if NORTEL NETWORKS so chooses, to perform such repair itself in accordance with Appendix C.

8.6 EXCEPT FOR THOSE WARRANTIES AND INDEMNITIES CONTAINED IN OTHER SECTIONS OF THIS AGREEMENT, THE EXPRESS WARRANTIES CONTAINED IN THIS SECTION 8 ARE EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9.   TECHNICAL SUPPORT AND ASSISTANCE DURING PRODUCTION PHASE

9.1 Technical assistance shall include the technical services of AIRVANA's emergency technical assistance, radio frequency ("RF") engineering and consulting services, training, and installation and commissioning at NORTEL NETWORKS' or Customer's facilities, and accommodating visits of NORTEL NETWORKS' engineering, technical and testing personnel, at NORTEL NETWORKS' expense, to AIRVANA 's facilities.

9.2 AIRVANA hereby agrees to make available to NORTEL NETWORKS the technical support services described below in this Clause 9.2 for the Product for the duration of the Warranty Period, and in successive renewable [**] month periods for at least [**] years after the expiry of the Warranty Period. These technical support Services shall be provided at no charge to NORTEL NETWORKS during the Warranty Period. The successive renewable [**] month technical support periods shall be priced in accordance with the fees for such support set forth in Appendix A and invoiced for each calendar quarter in advance (or prorated if for a partial calendar quarter); provided, however, that AIRVANA's rates may be increased from time to time by a percentage amount no greater than [**]. The Product support service shall as a minimum provide for:

     a) A service desk (contacted through a telephone help line) to enable NORTEL NETWORKS to obtain a quick response to the NORTEL NETWORKS' personnel or contractors who provide first level support to the Customers. The service desk shall operate [**] days a week for logging and tracking fault reports. Alternatively, NORTEL NETWORKS may use the mail or e-mail to communicate with AIRVANA relative to such support and a central number will be provided for [**] pager support for after hours calls on emergency situations.

     b) The allocation of a case number upon placing a fault report. NORTEL NETWORKS shall use the case number in all communications associated with the fault report.

     c) The investigation, by AIRVANA, of any fault/technical queries in the Product reported to AIRVANA by NORTEL NETWORKS. If such investigation reveals an error, defect or malfunction in the Product, to provide a return to service using a temporary solution acceptable to NORTEL NETWORKS ("Workaround") in event of failure.

     d) AIRVANA shall keep NORTEL NETWORKS informed of the progress in resolving any fault or technical query.

     e) AIRVANA shall also provide the following services as part of the support service for Product:

          - Co-ordination of third party support for third party components contained in a product

          - Simulation of problems using equipment available in AIRVANA's test facilities

          -    Multi-vendor Product expertise

          - Prioritization of faults/events and escalation as required to next level

          - Access to the system design authorities and highest level design documentation

          - Specific designs or modifications to Product will be developed as required to remedy faults

          -    documentation updates

     f) Case Severity Definition and Closure Policy (Production Hardware and Software)

          For production Hardware and Software, the classifications using the following definitions as the guideline follow:

S1 Emergency        System or network is down and unusable as a result of a
                    problem that causes failures, or results in severe
                    intermittent operations with no Customer-acceptable
                    Workarounds, or the Customer states the problem has a
                    critical impact on their operation.

S2 Significant      Impact system or network is up and will run, however, the
                    problem exists with significant impact and which has
                    difficult or no Workarounds, causing substantial performance degradation, or prevents the Customer from using a critical feature of the Product or system into which it is integrated or with which the Product is used.

S3 Limited Impact   System or network is up and running but minor problems exist having limited impact. The Customer can use the system or
                    Product with limitation or Workarounds that are not
                    critically impacting the overall operations. This could be a non-problematic information issue such as a documentation
                    error as well.

S4 RMA              Logging a request for a Return Material Authorization.

S5 Enhancement      Required for a new Product or feature. This is used by both the Customer advocacy function and marketing to prioritize future releases (includes problems detected in
                    documentation).

S6 Informational    Used for Customer information requests.

     g)   Escalation Table

                                     MANAGER         ENGINEERING   VICE PRESIDENT
           INITIAL RESPONSE   TECHNICAL ASSISTANCE    DIRECTOR/       CUSTOMER      EXECUTIVE
SEVERITY    (VIA TELEPHONE)          CENTER              MGR.       ADVOCACY/ENG.     STAFF
--------   ----------------   --------------------   -----------   --------------   ---------
S1               [**]                 [**]               [**]           [**]           [**]
S2               [**]                 [**]               [**]           [**]           [**]
S3               [**]                 [**]               [**]           [**]           [**]

          T0 = time of receipt of initial call

     h)   Target time to resolve within receipt of initial fault report

          AIRVANA shall use Reasonable Efforts to provide resolution in accordance with the table below:

SEVERITY   WORK-AROUND   FULL FIX
--------   -----------   --------
S1             [**]        [**]
S2             [**]        [**]
S3             [**]        [**]

     i) NORTEL NETWORKS will provide first level Product support for the system to Customers, including taking the initial call, opening the Customer Service Request ("SR"), "owning" the SR to resolution, and closing the SR with the Customer.

9.3 During the Term, AIRVANA shall make available reasonable amounts of additional technical assistance outside the scope of that set forth in Clause 9.2 above to NORTEL NETWORKS as reasonably requested by NORTEL NETWORKS in accordance with Clause 9.4. Except as set forth in Clause 9.2 above and except for technical assistance provided under the Statement of Work for the 1xEV-DO Project, AIRVANA shall charge NORTEL NETWORKS for such technical assistance at its then current rates for providing such technical assistance and NORTEL NETWORKS shall pay such rates, plus any reasonable out-of-pocket expenses incurred by AIRVANA for travel and lodging in accordance with Clause 9.4. All invoices for such charges shall reference the applicable NORTEL NETWORKS' Order therefor. AIRVANA's current rates for technical assistance as of the Effective Date are as set forth in Appendix
     A. AIRVANA's rates for technical assistance may be increased from time to time upon mutual agreement by the parties; provided, however, that such rates may be increased annually by AIRVANA without further agreement by [**]. AIRVANA shall invoice NORTEL NETWORKS at the end of each month. NORTEL NETWORKS reserves the right to approve all expenses in advance of any expenditure as a precondition of payment for such expenses.

9.4 Such additional technical assistance as may be available shall be scheduled by AIRVANA to serve the reasonable needs of NORTEL NETWORKS, but not so as to unduly inconvenience AIRVANA, except in the case where a Customer is experiencing a cell or system outage as a result of the failure of any base transceiver station, access network controller or subassembly thereof. In such case, should NORTEL NETWORKS reasonably believe that NORTEL NETWORKS is unable to correct such failure without the assistance of AIRVANA, then AIRVANA shall use its Reasonable Efforts to provide, at NORTEL NETWORKS' request (and expense, as required under the term and conditions of this Agreement), immediate and continuous technical assistance until NORTEL NETWORKS ceases to provide equivalent technical assistance (based upon severity classifications) to the Customer, or until the Customer's outage is corrected, whichever occurs first.

9.5 AIRVANA will reasonably provide NORTEL NETWORKS with technical support to assist NORTEL NETWORKS in providing bids to its Customers or potential customers, as may be mutually agreed.

10.  INTENTIONALLY OMITTED

11.    REPORTS

11.1 AIRVANA shall submit to NORTEL NETWORKS a [**] report showing the Orders and Releases issued and Products delivered during the immediately preceding [**], the status of the undelivered portion of any Order or Release and any other similar information as may reasonably be requested by NORTEL NETWORKS from time to time.

11.2 AIRVANA shall submit to NORTEL NETWORKS a [**] report, in a format to be agreed upon by the parties, showing all Products ordered by and delivered from NORTEL NETWORKS during the immediately preceding [**].

11.3 AIRVANA shall also submit the following reports as described below:

     a) A preliminary root cause analysis report, in writing, will be provided by AIRVANA to NORTEL NETWORKS within [**] business days after routing an S1 Emergency SR to the AIRVANA technical support group.

     b) A final root cause analysis report, in writing, will be provided by AIRVANA to NORTEL NETWORKS within [**] weeks after routing an S1 Emergency CSR to the AIRVANA technical support group.

     c) A written status report will be provided by AIRVANA to NORTEL within [**] weeks after routing any SR that is not an S1 Emergency to the AIRVANA technical support group.

     d) A [**] status report will be provided by AIRVANA to NORTEL NETWORKS for all open SR's routed to AIRVANA for technical support.

     A [**] meeting will take place between NORTEL NETWORKS and AIRVANA to review all the open issues related to the problems identified in any of the above reports. Such [**] meetings will begin after a mutually agreed date.

11.4 Although NORTEL NETWORKS' Global Returns Organization will be the primary contact, problems that have been determined to be application faults will be escalated to AIRVANA with the expectations that AIRVANA will adhere to the definitions of the Service Priority Classifications as outlined in Clause 9.2 of this Agreement.

12.  TERM, TERMINATION AND CONTINUING RIGHTS

12.1 This Agreement shall become effective on the Effective Date and, subject to the earlier termination in accordance with the provisions of this Section 12, shall remain in effect for an initial period of four (4) years, and will be automatically renewed for successive twelve (12) month period(s) unless one party gives to the other party a notice to the effect that this Agreement will not be renewed, all such period(s) being referred to herein as "TERM".

12.2 In addition to any other right which NORTEL NETWORKS may have under this Agreement or under the law, NORTEL NETWORKS may, immediately upon notice, terminate this Agreement and any Nortel Networks Company may cancel any Order or Release for its convenience (subject to the cancellation procedure for Orders and Releases which is described in Clause 5.13 above). In the event NORTEL NETWORKS terminates for convenience, NORTEL NETWORKS agrees to reimburse AIRVANA the following amounts, based upon the effective date of such termination for convenience in relation to Product development and general availability activities:

     a) One Million U.S. Dollars ($1,000,000.00 U.S.) if NORTEL NETWORKS terminates for convenience effective on a date occurring after the date of execution of this Agreement, together with any separate Statement of Work for the 1xEV-DO DOM Product project, but prior to the date of AIRVANA's delivery of 1x EV DO DOM 1W hardware;

     b) Two Million U.S. Dollars ($2,000,000.00 U.S.) if NORTEL NETWORKS terminates for convenience effective on a date occurring after the date of 1xEV-DO DOM 1W hardware delivery but prior to the date of 0D hardware delivery; or

     c) Three Million U.S. Dollars ($3,000,000.00 U.S.) if NORTEL NETWORKS terminates for convenience effective on a date occurring after the date of 0D hardware delivery, but prior to NORTEL NETWORKS' fulfilling its commitments to purchase certain quantities of Products as set forth in Clause 5.4 hereof.

     Further, if the 1xEV-DO Productization Date has not occurred by February 28, 2003, or such later date as may be mutually agreed upon by the parties, NORTEL NETWORKS shall terminate this Agreement and pay AIRVANA the amount of Three Million U.S. Dollars ($3,000,000.00 U.S.).

     In addition to any other right which NORTEL NETWORKS may have under this Agreement or under the law, NORTEL NETWORKS may, upon the occurrence of 1) 1xEV-DO Productization Date by February 28, 2003 and 2) either a) NORTEL NETWORKS' fulfillment of its commitment to purchase certain quantities of Products as set forth in Clause 5.4 hereof or b) NORTEL NETWORKS payment to AIRVANA of the charge set forth in Clause 5.4 if it does not purchase certain quantities of Products as set forth therein, terminate this Agreement for its convenience upon ninety (90) days prior written notice.

12.3 Notwithstanding anything contained in this Agreement to the contrary, and in addition to NORTEL NETWORKS' rights under Clause 12.1 above, NORTEL NETWORKS shall have the right to terminate this Agreement without charge, including without payment of any of the termination charges set forth in Clause 12.2 above, in the event that the following material breaches occur during the development activities described in the applicable Statement of Work for the 1xEV-DO project:

     (a) AIRVANA does not deliver to NORTEL NETWORKS Release 2.0 of the Software on or before April 30, 2002 or such later date as may be mutually agreed by the parties in accordance with the Statement of Work;

     (b) AIRVANA does not deliver to NORTEL NETWORKS Release 3.0 of the Software on or before October 31, 2002 or such later date as may be mutually agreed by the parties in accordance with the Statement of Work; or

     (c) AIRVANA's Release 2.0 or 3.0 of the Software (as used with the 0D hardware deliverable) is found to be in "Substantial Nonperformance" in accordance with Clause 13.2 below and the parties execute but are not successful in completion of a recovery plan as set forth in Clauses 13.2 and 13.3 within the mutually agreed time period, as may be extended by the parties upon mutual agreement.

12.4 In addition to any other right which NORTEL NETWORKS may have under this Agreement or under the law, NORTEL NETWORKS may, on notice but only after the Statement of Work for the 1xEV-DO is successfully completed and the development work accepted by NORTEL NETWORKS, terminate this Agreement and NORTEL NETWORKS may cancel any Order or Release, without charge, if AIRVANA breaches any material term of this Agreement, or of an Order or Release with respect to the delivery or performance of production units of Products or Software, and such breach is not corrected within [**] days of the date of a NORTEL NETWORKS' notice of the breach.

12.5 If AIRVANA shall be declared insolvent or bankrupt, or if any assignment of its property shall be made for the benefit of creditors or otherwise, or if its interest herein shall be levied upon under execution by virtue of an order of any court, or if a petition is filed in any court and not dismissed in ninety (90) days to declare AIRVANA bankrupt, or if a trustee in bankruptcy or similar officer be appointed for AIRVANA, then NORTEL NETWORKS may, at its option, terminate, without charge, all its outstanding Orders and Releases and shall thereupon be free from all liability and obligations thereunder. The ability of each Nortel Networks Company to terminate in such instances shall be subject to the applicable bankruptcy and insolvency statutes.

12.6 If NORTEL NETWORKS shall be declared insolvent or bankrupt, or if any assignment of its property shall be made for the benefit of creditors or otherwise, or if its interest herein shall be levied upon under execution by virtue of an order of any court, or if a petition is filed in any court and not dismissed in ninety (90) days to declare NORTEL NETWORKS bankrupt, or if a trustee in bankruptcy or similar officer be appointed for NORTEL NETWORKS, then AIRVANA may, at its option, terminate, without charge, all its outstanding Orders and Releases and shall thereupon be free from all liability and obligations thereunder. The ability of AIRVANA to terminate in such instances shall be subject to the applicable bankruptcy and insolvency statutes.

12.7 If a dispute arises under this Agreement, and after a reasonable period of time during which AIRVANA and the Nortel Networks Company involved have undertaken good faith efforts to resolve the dispute, including without limitation use of the management escalation process set forth in Clause 28.1, each of NORTEL NETWORKS and AIRVANA shall have the right to have a mutually acceptable third party mediate the dispute.

12.8 NORTEL NETWORKS shall also retain the right to terminate this Agreement without penalty (or liquidated damages as described in Clause 12.3) as set forth in Section 19.

12.9 Notwithstanding any termination or expiry of this Agreement, the provisions of Sections 1 (Definitions), 7 (regarding prices and payments), 8 (Warranty), 9 (regarding continuing availability of technical support and assistance), 12 (Term, Termination and Continuing Rights), 15 (Confidential Information), 18 (Insurance), 22 (Intellectual Property Rights), 23 (Intellectual Property Right Infringement Indemnification), 24 (General and Product Liability Indemnification), 25 (Hazardous Materials), 26 (Y2K Compliance Warranty), 28 (regarding governing law), 29 (General Licenses), 30 (Software License Rights), 34 (Consequential Damages and Limitation of Liability), Appendix C, Sections 7, 8 and 11 (regarding Class A Changes), and all consequent rights, obligations and liabilities, shall survive the termination or expiry of this Agreement.

12.10 For greater clarity and not intended as a limitation, termination of the Agreement for any reason shall not affect the validity of the Software Licenses for Products granted by AIRVANA to NORTEL NETWORKS under this Agreement prior to the date of termination.

13.  DEVELOPMENT TERMS AND HARDWARE AND SOFTWARE DELIVERABLES

13.1 NORTEL NETWORKS shall have the right to request AIRVANA to customize any Product or Product Documentation and AIRVANA, may upon NORTEL NETWORKS' request undertake to so customize any such Product or Product Documentation, provided that NORTEL NETWORKS and AIRVANA agree upon terms applicable to such customization. Customization requirements, if any, shall be incorporated in the Specifications and the sale and purchase of any customized or Product Documentation shall be in accordance with the terms and conditions of this Agreement and Appendices hereto. Unless otherwise agreed by the parties in writing, AIRVANA shall use Specifications for such customized Products only for the purposes of manufacturing for and selling such customized Products to NORTEL NETWORKS. At the time any customized Product or Product Documentation is incorporated in this Agreement, Appendices A and B shall be amended to add thereto the Prices and other Product-specific terms applicable to such customized Product or Product Documentation. If requested by NORTEL NETWORKS, the Products will incorporate NORTEL NETWORKS' branding requirements, in accordance with the Specifications. The terms and conditions agreed upon by the parties for development work and any customization of Products or Product Documentation by AIRVANA shall be as set forth in Appendix D. If there is any inconsistency between the terms set forth in Appendix D and the terms of any other Section or Appendix of this Agreement, the terms of Appendix D shall prevail. If there should be any inconsistency between the terms set forth in a Statement of Work, including the first Statement of Work which is either set forth as part of Appendix E hereto or separately executed hereunder, and the terms of Appendix D, the terms of Appendix D shall prevail.

13.2 In addition to any other remedies for non-performance of other milestones as may be set forth in Appendix D or in the Statement of Work for the 1xEV-DO Project, the following shall be the particular remedies for "Substantial Nonperformance" of the Statement of Work for the 1xEV-DO
     Project:

     (a) Once AIRVANA delivers Release 2.0 of the Software deliverable with the 0D hardware deliverable under such Statement of Work, NORTEL NETWORKS may, at any time within [**] days after NORTEL NETWORKS received such deliverable, determine that such deliverable is in a state of "Substantial Nonperformance". If NORTEL NETWORKS determines that Release 2.0 of the Software deliverable (with the 0D hardware deliverable) is in a state of Substantial Nonperformance, NORTEL NETWORKS shall deliver a written notice to AIRVANA of such finding. AIRVANA shall have [**] days after receiving such written notice from NORTEL NETWORKS to (i) remedy the deficiencies in the Release 2.0 Software deliverable (with the 0D hardware deliverable) so that it is no longer in Substantial Nonperformance or (ii) mutually agree with NORTEL NETWORKS upon a recovery plan to eliminate such Substantial Nonperformance to be completed in a mutually agreed timeframe which shall be no longer than [**] days.

     (b) If NORTEL NETWORKS (x) does not deliver a written notice of a finding of Substantial Nonperformance with respect to Release 2.0 of the Software AND (y) does not proceed with verification office testing of such Release
     2.0 at one of its Customer's locations, then once AIRVANA delivers Release
     3.0 of the Software deliverable with the 0D hardware deliverable under such Statement of Work, NORTEL NETWORKS may (in addition to the right it had in Clause 13.2(a) above but did not exercise), at any time within [**] days after NORTEL NETWORKS received such deliverable, determine that such deliverable is in a state of "Substantial Nonperformance". If NORTEL NETWORKS determines that Release 3.0 of the Software deliverable (with the 0D hardware deliverable) is in a state of Substantial Nonperformance, NORTEL NETWORKS shall deliver a written notice to AIRVANA of such finding. AIRVANA shall have [**] days after receiving such written notice from NORTEL NETWORKS to (i) remedy the deficiencies in the Release 3.0 Software deliverable (with the 0D hardware deliverable) so that it is no longer in Substantial Nonperformance or (ii) mutually agreed with NORTEL NETWORKS upon a recovery plan to eliminate such Substantial Nonperformance to be completed in a mutually agreed timeframe which shall be no longer than [**] days.

     For the purposes of this Agreement with respect to the 1xEV-DO Project, "Substantial Nonperformance" shall mean that the applicable Release of the Software deliverable (with the 0D hardware deliverable) delivered by AIRVANA has critical flaws that prevent NORTEL NETWORKS from proceeding with verification office testing at one of its Customer's locations.

13.3 The recovery plan set forth in Clause 13.2(b) above may include NORTEL NETWORKS having the right to provide research, development, and/or design assistance to help AIRVANA resolve such state of Substantial Nonperformance and, in such event, AIRVANA shall provide NORTEL NETWORKS with access to all required AIRVANA design details and other information that may be necessary to resolve such Substantial Nonperformance.

13.4 In the event that such research, development and/or design assistance by NORTEL NETWORKS is rendered as part of the recovery plan, AIRVANA shall reimburse NORTEL NETWORKS for [**] percent ([**]%) of NORTEL NETWORKS' costs incurred as a result of its provision of such assistance related to resolving such Substantial Nonperformance issues, including without limitation, labor, materials, travel and living expenses, but only to the extent that such costs were approved in advance and in writing by AIRVANA, either as part of the recovery plan or otherwise. NORTEL NETWORKS will receive such reimbursement in the form of a dollar value credit that NORTEL NETWORKS may use for the purchase of Products or licensing of Software thereafter, to be credited by AIRVANA as a mutually agreed amount per Product (or Software license) purchased by NORTEL NETWORKS thereafter until such credit is consumed.

13.5 Any intellectual property developed in the course of the performance by the parties of the recovery plan set forth in Clause 13.3 above shall be become the property of the appropriate party in accordance with Section 22 hereof.


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

14.  TRAINING AND PRODUCT DOCUMENTATION

14.1 For Product Documentation supplied during the Term, NORTEL NETWORKS shall have the right to, or, request AIRVANA, at NORTEL NETWORKS' expense, to reformat and package such Product Documentation, make copies thereof, modify as necessary and distribute such copies to its Customers. For the 1xEV-DO solution, AIRVANA shall provide the Product Documentation to NORTEL NETWORKS as set forth in the applicable Statement of Work.

14.2 AIRVANA shall promptly deliver to NORTEL NETWORKS interim draft copies of the Product Documentation as soon as reasonably available and in accordance with the deliverable schedule as detailed in Statement of Work for the 1xEV-DO Project.

14.3 Operating Manuals. AIRVANA agrees to provide reasonable assistance and cooperation to NORTEL NETWORKS with respect to preparation and provision of any portion of any NORTEL NETWORKS' product operating manuals to the extent they relate to any portion of the NORTEL NETWORKS system provided by AIRVANA in the form of Products or Services.

14.4 Maintenance and Instruction Manuals. AIRVANA agrees to provide reasonable assistance and cooperation to NORTEL NETWORKS with respect to preparation and provision of any portion of any maintenance and instruction manuals to the extent they relate to any portion of the NORTEL NETWORKS system provided by AIRVANA in the form of Products.

14.5 Standards for Manuals. To the extent applicable to any information provided by AIRVANA for incorporation into manuals by NORTEL NETWORKS, AIRVANA will comply with any applicable NORTEL NETWORKS' standards.

14.6 Training. Any training required by NORTEL NETWORKS or its contractors shall be agreed upon by the parties in the applicable Statement of Work for particular development projects or Order placed for particular training, subject in each case to the training credits allowed to NORTEL NETWORKS by AIRVANA in accordance with Appendix A.

14.7 Manuals Related to Training. To the extent applicable to any training and Product Documentation provided by AIRVANA to NORTEL NETWORKS, AIRVANA will update such material at no charge for errors and omissions. All other requests to update training or Product Documentation will be upon request on a per quote basis and at NORTEL NETWORKS' expense.

15.  CONFIDENTIAL INFORMATION

15.1 The parties may disclose to each other certain business, marketing, technical, or other information of any party which, at the time of disclosure, is designated as confidential (or like designation), is disclosed in circumstances of confidence, or would be understood by the parties, exercising reasonable business judgment, to be confidential information ("Confidential Information") and each party recognizes the value and importance of the protection of the other's Confidential Information. All Confidential Information owned or controlled by one party and disclosed to the other party shall remain solely the property and a trade secret of the disclosing party, and its confidentiality shall be maintained and protected by the other party with the same degree of care used to protect its own proprietary and confidential information of a similar nature, but no less than reasonable care, to prevent the unauthorized use, dissemination or publication of the Confidential Information. Except to the extent required or expressly permitted by this Agreement, both parties agree not to duplicate or use in any manner the other's Confidential Information or to disclose it to any of their employees and/or contractors, or in NORTEL NETWORKS' case, any Customers, not having a need to know for the purposes of this Agreement (or in the case of a Customer, for the purposes of any agreement between

     NORTEL NETWORKS and such Customer). The receiving party's employees and/or contractors, and in NORTEL NETWORKS' case, any Customers, having a need to know the Confidential Information for the purpose of this Agreement (or in the case of a Customer, for the purposes of any agreement between NORTEL NETWORKS and such Customer) may receive disclosure of the Confidential Information provided such employees, contractors, and/or, in NORTEL NETWORKS' case, any such Customers, are bound by confidentiality obligations substantially similar to those set forth in this Section 15. The confidentiality provisions contained herein shall survive the expiration or termination of this Agreement for a period of [**] years.

15.2 Confidential Information shall not include information which: a) now is, or hereafter becomes, available to the public through no act or omission of the receiving party; b) is documented as being known by the receiving party prior to its disclosure by the other party; c) is independently developed by the receiving party without recourse to any Confidential Information received under this Agreement and is so documented; d) is lawfully obtained by the receiving party without restriction from a third party or parties without such third party or parties' breach of confidentiality obligations to the disclosing party or is disclosed hereafter to the receiving party by a third party who did not acquire the information directly or indirectly from the disclosing party; or e) is disclosed in response to a valid order of a court or other governmental body or any political subdivision thereof, but only to the extent and for the purpose of such order and only if the receiving party, to the extent possible, first notifies the disclosing party, of such order and permits and reasonably assists it in seeking an appropriate protective order.

15.3 Except for exclusive Products and/or Software as set forth in Appendix A with respect to AIRVANA, nothing in this Agreement shall be interpreted or construed to limit either party's right to perform or to continue to perform its own independent research, development, manufacturing or marketing of any type of Products or systems, even if such research, development, manufacturing or marketing pertains to technology or products similar to the Products or systems, but provided the independent activity is without benefit of the other party's Confidential Information.

15.4 Only with NORTEL NETWORKS' prior written consent, such consent not to be unreasonably withheld, may AIRVANA (a) advertise or publish information concerning this Agreement or a P.O. or (b) use the name or trademark (subject to compliance with NORTEL NETWORKS' guidelines with respect to use of its trademarks) of NORTEL NETWORKS with respect to any advertising, promotion, publicity, or representation that AIRVANA may make in connection with AIRVANA's business, services, or product lines. NORTEL NETWORKS' consent to such advertisement, publication or use ("Information Release") will not be withheld, if AIRVANA's legal counsel provides NORTEL NETWORKS with a written opinion that AIRVANA is required by law to make an Information Release. AIRVANA and NORTEL NETWORKS will cooperate to create the language of any Information Release permitted under this Agreement.

15.5 NORTEL NETWORKS shall not in any advertising, sales promotion materials, press releases or any other publicity matters use the name "AIRVANA" or any variation thereof, or language from which the connection of said names may be implied, without AIRVANA's prior written approval.

15.6 Notwithstanding any provision contained herein, (a) NORTEL NETWORKS shall retain all right, title and interest in and to that part of the Specifications and Product Documentation (including NORTEL NETWORKS' Confidential Information) solely created by NORTEL NETWORKS, if any, without use of any AIRVANA Background IPR, the NORTEL NETWORKS' corporate name, trademarks, logos, color and part number (as referred to or described in the Specifications) and all trademarks, copyrights, trade secrets and other proprietary rights related thereto; and (b) AIRVANA shall retain all right, title and interest in and to that part of the Specifications and Product Documentation (including AIRVANA's Confidential Information) solely created by AIRVANA, if any, without use of any NORTEL NETWORKS' Background IPR, AIRVANA's corporate name, trademarks, logos, color and part number (as referred to or described in the Specifications) and all trademarks, copyrights, trade secrets and other proprietary rights related thereto.

15.7 The parties acknowledge and agree that a breach of this Agreement may result in irreparable and continuing harm to the disclosing party for which there may be no adequate remedy at law. In the event of a breach or a threatened or intended breach of this Agreement by the receiving party, the receiving party hereby consents to the granting of, and the disclosing party shall be entitled to seek, preliminary injunctions unilaterally without notice, and final injunctions with notice, enjoining and restraining such breach, or threatened or intended breach, and to such other rights and remedies as are available at law or in equity to the disclosing party except as expressly set forth herein.

16.  EXCLUSIVITY AND COOPERATION

16.1 AIRVANA shall, at NORTEL NETWORKS' request, enter into good faith negotiations on the terms and conditions of future development terms for future development projects if to be different than as set forth in Section 13 above and/or Appendix D.

16.2 Nothing in this Agreement shall limit or restrict, or be construed to limit or restrict, in any way AIRVANA's right to grant rights to any third party to use any or all of AIRVANA's intellectual property rights, including but not limited to the intellectual property rights licensed to NORTEL NETWORKS under this Agreement, except to the extent as may be expressly agreed upon in the terms and conditions negotiated for future development projects as described in Clause 16.1 above.

16.3 In addition to the supply of technical information hereunder, within a reasonable time prior to the commercialization of any Product by AIRVANA, at NORTEL NETWORKS' written request and assuming availability of such information by AIRVANA, AIRVANA shall provide reasonable amounts of information and/or documentation to NORTEL NETWORKS to permit NORTEL NETWORKS to undertake appropriate marketing and manufacturing planning activities.

17.  MARKETING, DISTRIBUTION AND LICENSE RIGHTS

17.1 Intentionally Omitted.

17.2 At NORTEL NETWORKS' reasonable request and given reasonable advance notice, AIRVANA may, at AIRVANA's option, demonstrate the operation of the Products to prospective Customers and otherwise reasonably assist NORTEL NETWORKS in the marketing effort during visits by such prospective Customers. The demonstration may include the use of NORTEL NETWORKS' furnished marketing materials in addition to any of AIRVANA 's own marketing materials. The identity and specific Product requirements of prospective Customers is Confidential Information.

17.3 At NORTEL NETWORKS' reasonable request and given reasonable advance notice, AIRVANA may, at AIRVANA's option, participate in trade shows, user conferences, and other significant events at which the Products are to be exhibited, demonstrated, or otherwise involved.

17.4 At NORTEL NETWORKS' reasonable request and expense and given reasonable advance notice, AIRVANA may provide pre-sales support, including seminars, courses, presentations and consultations relative to NORTEL NETWORKS' marketing activity at fees to be negotiated by the parties on a case by case basis.

17.5 NORTEL NETWORKS shall have the right to use, integrate, market, distribute, lease, hire, sell (including installation), resell and maintain or have maintained the Hardware as set forth in Section 29 and, in the case of Software, to license the use thereof in accordance with the Software License granted under Section 30, as Products manufactured by or for NORTEL NETWORKS under its own trademark, label or designation, with or without, at NORTEL NETWORKS' discretion, any reference to AIRVANA or its trademarks.

18.  INSURANCE

18.1 Upon the Effective Date but no later than 10 days following the execution of this Agreement, during the Term for a period of two (2) years thereafter, AIRVANA shall have in place the insurance coverage set forth in the Clauses below:

     (a) A comprehensive general liability insurance policy that (i) includes third party liability coverage, protecting NORTEL NETWORKS from property damage or personal injury caused by AIRVANA, (ii) has a minimum combined single limit of Five Million U.S. Dollars ($5,000,000.00), (iii) provides worldwide coverage, and (iv) indicates on its face that it is primary insurance;

     (b) Professional liability/errors and omissions insurance with limits of not less than Five Million U.S. Dollars ($5,000,000.00 U.S.);

     (c) Employer's liability insurance with a minimum liability limit of One Million U.S. Dollars ($1,000,000.00);

     (d) Workers' compensation, with the statutory requirement for coverage. When performing Services in the United States, AIRVANA must carry statutory workers' compensation coverage whether or not state law allows AIRVANA to elect not to carry coverage.

18.2 The comprehensive general liability and employer's liability policies will name NORTEL NETWORKS (including Subsidiaries and Affiliates) as additional insured parties. AIRVANA's policies shall not be cancelled or materially changed without at least thirty (30) days advance written notice to NORTEL NETWORKS.

18.3 Within ten (10) days after the date of execution of this Agreement, AIRVANA will furnish NORTEL NETWORKS with a certificate of insurance and evidence of the required, paid-up coverage described in Clause 18.1 above. The insurance policies will be in addition to AIRVANA's indemnity obligations under Sections 23 and 24 hereof.

18.4 NORTEL NETWORKS may request AIRVANA to increase its coverage, if NORTEL NETWORKS reasonably believes that AIRVANA's coverage is inadequate, and the parties will in good faith discuss that request.

19.  ASSIGNMENT AND CHANGE OF OWNERSHIP

19.1 Neither party shall assign or otherwise transfer all or any part of this Agreement or any rights or payments to be made hereunder, or any interest herein, without the prior written consent of the other party, except that upon written notice to the other party, either party may sell, transfer, or assign any of its rights or obligations hereunder to any entity that directly or indirectly owns at least [**] percent ([**]%) of the voting securities or may exercise [**] percent ([**]%) of the voting power of that party (the "parent entity") or which is owned or controlled directly or indirectly by that party or its parent entity, provided that any such assignment shall not relieve the assigning party from liability under this Agreement for liability arising out of such assignee's failure to comply with the terms and conditions of this Agreement. A change of control of a party, whether through the sale of shares or otherwise, shall be deemed to be an assignment for this purposes of this Agreement. Either party may also assign any of its rights or obligations hereunder without prior consent of the other party to a person or entity which is the successor to its business by reason of merger, consolidation, the sale of all or substantially of its business and assets to which this Agreement relates or otherwise.

19.2 In addition to the parties' rights and obligations regarding assignment as set forth in Clause 19.1, in the event that a third party acquires [**] percent ([**]%) or more of the outstanding voting securities of AIRVANA, AIRVANA shall promptly notify NORTEL NETWORKS of such change in the ownership of AIRVANA's securities. If such acquirer is a Direct Competitor (as defined in Clause 32.4), NORTEL NETWORKS shall, in such event, retain the right to terminate this Agreement (without penalty or liquidated damages as described in Clause 12.3) upon thirty (30) days advance notice.


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20.  LEGAL AND REGULATORY COMPLIANCE

20.1 At no additional charge to NORTEL NETWORKS, AIRVANA represents and warrants that it complies with and shall continue to comply with and has obtained and will continue to maintain in effect all governmental licenses and permits required by, and Products shall be in conformance with, all applicable laws and governmental orders and regulations in effect in the United States and Canada or any other country mutually agreed to by AIRVANA and NORTEL NETWORKS.

20.2 With respect to any Products, including but not limited to commercial radio or other commercial RF equipment provided by AIRVANA hereunder, AIRVANA represents and warrants that all such Products and/or equipment has or will have received all necessary type approval from the Canadian Department of Communications ("DOC"), the U.S. Federal Communications Commission ("FCC") and the equivalent governmental authority in any other jurisdiction mutually agreed upon between NORTEL NETWORKS and AIRVANA. In the event any such Products and/or equipment has not received any necessary type approval, AIRVANA shall not deliver any such Products and/or equipment until type approval has been obtained and AIRVANA shall indemnify NORTEL NETWORKS against any damages or penalties caused by reason of installation or operation of the Products and/or equipment in the applicable country up to the limitations set forth in Section 34 hereof.

21.  PROPERTY FURNISHED BY NORTEL NETWORKS AND OWNERSHIP

21.1 All property furnished by NORTEL NETWORKS in connection with this Agreement, with or without charge to AIRVANA, including without limitation that hardware and/or equipment set forth in any Statement of Work, including the first Statement of Work which is either attached as Appendix E or executed separately hereunder, is and shall remain the property NORTEL NETWORKS. All NORTEL NETWORKS property and, whenever applicable, each individual item thereof, shall be plainly marked and otherwise adequately identified by AIRVANA as "Property of NORTEL NETWORKS" and shall, at AIRVANA's expense, be safely stored, properly maintained, and kept free of all liens, claims, encumbrances and interest of third parties. Prior to locating NORTEL NETWORKS property on leased premises, AIRVANA shall cause the landlord to acknowledge in writing to NORTEL NETWORKS that it shall assert no interest in the NORTEL NETWORKS' property and shall not impede NORTEL NETWORKS from removing the property from the premises.

21.2 All NORTEL NETWORKS property in AIRVANA's custody or control shall be held at AIRVANA's risk and be kept insured by AIRVANA at AIRVANA's expense in an amount no less than the replacement cost, with loss payable to the supplying NORTEL NETWORKS. AIRVANA shall use such property solely in the performance of its obligations hereunder. Upon the expiration or termination of this Agreement, or upon the written request of NORTEL NETWORKS at any time, AIRVANA shall deliver such property to NORTEL NETWORKS in the same condition as originally received by AIRVANA, reasonable wear and tear excepted. NORTEL NETWORKS shall have the right, at all reasonable times, upon prior request, to enter AIRVANA's premises to inspect any and all of NORTEL NETWORKS' property and any property or Products manufactured, developed or created with the aid of such property.

21.3 In addition to the above obligations, but specifically with respect to any equipment of NORTEL NETWORKS in AIRVANA's possession related to the 1xEV-DO Project, AIRVANA shall take all necessary precautions to avoid displaying NORTEL NETWORKS' hardware or equipment to any sources, including third party visitors to AIRVANA sites, not previously sanctioned in writing (including email) by NORTEL NETWORKS. The precautions shall include, without limitation, the following: NORTEL NETWORKS' equipment and hardware shall not be shipped to any contract manufacturing facilities without the prior written consent of NORTEL NETWORKS, including consent regarding the specific quantities of any such hardware or equipment that can be shipped and the period of time for which such third party may hold such equipment and/or hardware, subject to confidentiality obligations of any such third party substantially the same as those set forth in Section 15 hereof.


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

22.  INTELLECTUAL PROPERTY RIGHTS

22.1 (a) Any intellectual property provided to AIRVANA by NORTEL NETWORKS for the development of a Product for sale to NORTEL NETWORKS shall remain the sole and exclusive property of NORTEL NETWORKS and shall be used only for the development and manufacture of Product(s) for sale to NORTEL NETWORKS.

     (b) Unless otherwise mutually agreed in writing, any intellectual property developed solely by AIRVANA without the use of NORTEL NETWORKS' Background IPR in the course of development of a Product, whether or not NORTEL NETWORKS has provided funding, paid for non-recurring expense either up front or will pay non-recurring expense in an amortized manner, shall remain the sole property of AIRVANA.

     (c) Any intellectual property developed solely by NORTEL NETWORKS without the use of AIRVANA's Background IPR in the course of development of a Product with AIRVANA shall be owned exclusively by NORTEL NETWORKS.

22.2 Unless otherwise agreed to in writing, intellectual property used in the development of a Product for NORTEL NETWORKS, that is owned by AIRVANA, shall remain the sole property of AIRVANA and shall have no restrictions placed upon its use.

22.3 Unless otherwise agreed to in writing, both parties and/or their respective licensors shall retain all rights, title and interest in and to any discoveries, inventions, patent rights, software improvements and the like conceived, developed, or conveyed by such party relative to the Products.

22.4 NORTEL NETWORKS may require that the Products be branded under the NORTEL NETWORKS name and logo pursuant to NORTEL NETWORKS' branding requirements, and AIRVANA shall comply with such requirements in accordance with the Specifications.

22.5 Except as otherwise agreed in writing by AIRVANA and NORTEL NETWORKS, nothing contained in this Agreement shall be deemed to grant, either directly or indirectly or by implication, any right or license under any patents, patent applications or other intellectual property of AIRVANA.

22.6 The copyright and all other intellectual property rights in all documents, drawings and information supplied by NORTEL NETWORKS in connection with this Agreement shall remain vested in NORTEL NETWORKS. Such documents, drawings and information shall not be copied, disclosed or used except in the performance of AIRVANA's obligations and exercise of its rights pursuant to this Agreement or other written agreements between AIRVANA and NORTEL NETWORKS without the prior written consent of the NORTEL NETWORKS.

23.  INTELLECTUAL PROPERTY RIGHT INFRINGEMENT INDEMNIFICATION

23.1 AIRVANA shall defend and indemnify NORTEL NETWORKS (including its directors, officers, employees and agents) against any and all actions, claims, proceedings and attendant costs and expenses and liabilities brought against NORTEL NETWORKS (including, without limitation, claims by third parties, distributors, Affiliates, end users and contractors against NORTEL NETWORKS), and shall hold NORTEL NETWORKS harmless from all corresponding damages, liabilities, settlements, costs and expenses (including attorney's fees) arising from any claim of infringement, anywhere in the world, that the use, copying, licensing, sublicensing, sale and/or distribution of any Product delivered hereunder or the exercise of any of the rights granted in this Agreement infringes any trade secret, trademark, service mark, copyright, patent or other intellectual property right (hereinafter "Infringement Claim"). Notwithstanding the foregoing, AIRVANA assumes no liability for infringement claims related to (i) the combination of Products with other products not provided by AIRVANA, if such infringement would have been avoided by the use of such Products alone, (ii)


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

     modification of Products other than by AIRVANA or by any other entity under AIRVANA's reasonable control, or (iii) failure by NORTEL NETWORKS, its employees, and agents after it becomes aware of infringement, to take all reasonable actions to prevent or mitigate losses, damages, costs or expenses. AIRVANA shall not be obligated to pay any liability, costs or expenses until finally adjudicated or settled without right of further appeal.

23.2 AIRVANA's obligation to indemnify NORTEL NETWORKS under this Section 23 shall be subject to NORTEL NETWORKS providing AIRVANA: (i) prompt notice of the claim giving rise to the indemnity; (ii) sole control and authority regarding the defense and settlement of such claim; and (iii) all information and assistance reasonably requested by AIRVANA in connection with the defense and/or settlement of such claim. The parties shall immediately, on becoming aware, notify the other promptly in writing of any infringement or alleged infringement referred to in Clause 23.1.

23.3 In the event of infringement as set forth in Clause 23.1 above, or when notified of an action or motion that seeks to restrict the use, copying, licensing, sublicensing, sale and/or distribution of any Product delivered hereunder or the exercise of any of the rights granted hereunder, AIRVANA may (and in the case of a judgment, order or injunction that restricts the use, copying, licensing, sublicensing, sale and/or distribution of any Product delivered hereunder or the exercise of any of the rights granted hereunder, shall), at its own option and expense either:

     (a) secure the rights, AIRVANA being responsible for the payment of any and all royalty fees due or becoming due, allowing NORTEL NETWORKS use, copy, license, sublicense sell and/or distribute any Product delivered hereunder or exercise any of the rights granted hereunder regarding the infringing Products and Services and to exercise NORTEL NETWORKS' other rights granted under the Order and as set out in the Agreement in respect of the Products and Services; or

     (b) modify or replace the Products and Services to avoid the claim of infringement and any injunction or court order, provided that such modification or replacement does not affect materially performance of the Products and Services; or

     (c)  if after using all Reasonable Efforts Seller is unable to accomplish
          (a) or (b) above, then AIRVANA shall refund to NORTEL NETWORKS the total purchase price paid for the affected Product(s) which NORTEL NETWORKS is no longer able to utilize.

23.4 The indemnity obligations set forth in this Section 23 shall survive the termination or expiration of this Agreement.

23.5 THE FOREGOING IN THIS SECTION 23 STATES THE SOLE OBLIGATIONS OF AIRVANA AND THE SOLE AND EXCLUSIVE REMEDY OF NORTEL NETWORKS FOR ANY ACTUAL OR ALLEGED INTELLECTUAL PROPERTY INFRINGEMENT.

24.  GENERAL AND PRODUCT LIABILITY INDEMNIFICATION

24.1 Each party shall indemnify and save harmless as "Indemnitees" the other party and its employees, officers and directors from and against any and all fines, penalties, losses, costs, damages, injuries, claims, expenses or liabilities as a result of injury to, or death of, any person, or damage to, or loss or destruction of, any property, arising out of, or resulting from, or in connection with, this Agreement or the performance of this Agreement and caused by the negligence or wilful misconduct of the indemnifying party or a contractor, employee or an agent of the indemnifying party (hereinafter individually and collectively "Liabilities"). AIRVANA shall indemnify and save harmless NORTEL NETWORKS and Customers from and against any and all losses, costs, damages and liabilities (including, without limitation, reasonable attorneys' fees) and amounts agreed upon in settlement or awarded in connection with any claim, suit or proceeding which arises from any injury or death to persons or loss of or damage to property and which is caused by a Product (hereinafter individually and collectively "Damage Liabilities").

24.2 Intentionally Omitted.

24.3 Upon request of an Indemnitee, the other party shall, at no cost or expense to such Indemnitee, defend or settle any suit or other legal proceeding asserting a claim for Liabilities and Damage Liabilities, The Indemnitee shall as soon as practicable notify the other party of the assertion of any such claim of which the Indemnitee is aware and the other party shall (a) keep the Indemnitee subject to any such claim fully informed as to the progress of such defense, and (b) afford such Indemnitee, each at its own expense, an opportunity to participate fully with the other party in the defense or settlement of any such claim, but the other party shall have sole control of any such settlement or defense. The other party shall pay any reasonable costs (excluding attorneys' fees) that may be incurred by such Indemnitee in connection with any such claim, proceeding or suit.

25.  HAZARDOUS MATERIALS

25.1 As required by law or government regulation, including the regulations promulgated under all applicable laws, rules and regulations of any applicable governmental entity including, without limitation, the following U.S. laws: The Toxic Substances Control Act, Resource Conservation and Recovery Act of 1976, Hazardous Materials Transportation Act, Occupational Safety and Health Act of 1970, Comprehensive Environmental Response, Compensation and Liability Act of 1980, Consumer Product Safety Act, Radiation Control for Health and Safety Act of 1968, Clean Air Act, and Clean Water Act; prior to shipment AIRVANA shall supply to NORTEL NETWORKS a list of all materials incorporated into a Product which are classified as toxic or hazardous, information on the safe handling of each Product and any pertinent information concerning any adverse effects on people or the environment that may result from use of, exposure to, or disposal of such Product. AIRVANA warrants to NORTEL NETWORKS that each Product provided by AIRVANA is safe for its normal use.

25.2 Product recalls due to hazardous or toxic material content or quantity will be at AIRVANA's expense. NORTEL NETWORKS shall cooperate with AIRVANA to facilitate and minimize the expense of any recall or prohibition against such use. If a recall occurs, AIRVANA must provide NORTEL NETWORKS with a workaround. The workaround must be AIRVANA's (a) removing the offending hazardous or toxic material and substituting a non-offending material, or
     (b) removing the prohibited excess of hazardous or toxic material, or (c) substituting a functionally equivalent product that does not contain the offending hazardous or toxic material. AIRVANA will indemnify NORTEL NETWORKS and its Customers for their use, sale or distribution of offending Products. AIRVANA shall indemnify NORTEL NETWORKS for any expenses that NORTEL NETWORKS may incur by reason of recall or prohibition of use of a Product due to or caused by the presence of any hazardous or toxic materials.

26.  Y2K COMPLIANCE WARRANTY

     AIRVANA represents and warrants that for so long as NORTEL NETWORKS or any end user who is a Customer has any right to use any of the Products, all Products provided pursuant to this Agreement, when used in accordance with the Product Documentation, shall (i) process properly entered date and time related data without causing any processing interruptions, abnormal terminations, or changes in performance characteristics, and (ii) shall process and manipulate all date and time related functions correctly. Without limiting the generality of the foregoing, all Products shall:

     (a) correctly handle properly entered date and time related data before, during and after January 1, 2000, including but not limited to accepting date and time input, providing date output, and performing ongoing operations on dates and portions of dates including, but not limited to, calculating, comparing and sequencing of dates and times (in both forward and backward operations spanning century boundaries);

     (b) correctly handle leap year calculations (including but not limited to identification of leap years, interval calculations, (in both forward and backward operations spanning century boundaries), day-in-year calculations, day-of-the-week calculations, and week-of-the-year calculations);

     (c) correctly handle all two and four digit date and time related input in a manner that resolves ambiguity as to century in a disclosed, defined and predetermined manner; and

     (d) correctly store, retrieve and provide output of all date and time data in a manner that is unambiguous as to century.

27.  FORCE MAJEURE

     If the performance of this Agreement is interfered with by reason of any circumstance beyond the reasonable control of the party affected as a result of an act of God, then the party affected shall be excused from such performance on a day-for-day basis to the extent of such interference (and the other party shall likewise be excused from performance on a day-for-day basis to the extent such party's obligations relate to the performance so interfered with); provided that the party so affected shall use Reasonable Efforts to remove such causes of non-performance; provided, further, that if any such interference extends for more than [**] days, NORTEL NETWORKS shall have the right, without charge, to cancel any Order or Release affected by such interference. Events of force majeure shall in no event include any act or event that would have been prevented, or the effects of which would have been substantially mitigated, by implementation of a Business Continuity Plan by AIRVANA as required under Section 33, unless AIRVANA demonstrates that it has made a good faith effort to implement such a plan.

28.  MANAGEMENT ESCALATION, DISPUTE RESOLUTION AND GOVERNING LAW

28.1 In the event that a controversy, claim or dispute ( "Dispute") arises relating to this Agreement, NORTEL NETWORKS and AIRVANA shall use their Reasonable Efforts to resolve such Dispute as follows:

     (a) The party which considers that a Dispute exists shall provide to the other party written notice of same setting out the particulars.

     (b) The Dispute will follow the escalation procedure as stated below. A [**] day period, beginning on the date that the notice of Dispute is first received, shall be allowed for each of the three levels of escalation:

          (i)  First Level    Director

          (ii) Second Level   Vice President

          (iii) Third Level   Group Vice President (NORTEL NETWORKS) / CEO
                              (AIRVANA)

28.2 An attempt to arrive at a settlement shall be deemed to have failed only if after such [**] day resolution period, one of the parties notifies the other party in writing of such failure, after which either party shall have the right to refer the Dispute to the process for actions or proceedings set forth in Clause 28.3 below.

28.3 In the event the parties are unable to amicably settle disputes between them, and unless the parties mutually elect to pursue an alternative dispute procedure, whether binding or non-binding, all actions or proceedings to enforce, or which arise in connection with or relate to, this Agreement, any of the agreements in the form of the Appendices hereto or any of the transactions contemplated hereby or thereby shall be brought and litigated in the State of New York, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. In any such actions or proceedings, service of process may be made upon the other party hereto by registered or certified mail, return receipt requested, to its address indicated herein, which service shall be deemed effective ten (10) days after mailing. Each of the parties hereto (i) consents to the jurisdiction of such court or courts and to service of process by registered or certified mail, as provided above, or by any other manner provided by the laws of the State of New York and the rules of such courts and (ii) waives any right it may have to assert the doctrine of "forum non conveniens", to assert that it is not subject to the jurisdiction of such courts or to object to venue to the extent any action or proceeding is brought in accordance with this Clause.

28.4 Waiver of Trial by Jury. AIRVANA AND NORTEL NETWORKS WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY ACTION OR PROCEEDING ARISING OUT OF THE

     TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES ANY SUCH ACTION OR PROCEEDING.

28.5 This Agreement and all Orders hereunder shall be governed by the laws of the State of New York, without application of conflict of law rules. Application of the U.N. Convention on Contracts for the International Sale of Goods is specifically excluded from this Agreement.

29.  GENERAL LICENSES

29.1 It is acknowledged by AIRVANA that procurement of Products by NORTEL NETWORKS may be for re-sale (including installation), lease or hire to Customers anywhere in the world.

29.2 In pursuance of Clause 29.1, AIRVANA hereby grants to NORTEL NETWORKS a non-exclusive, irrevocable, royalty free (except as set forth in Section 30 below) licence to:

     (a) use, integrate, market, distribute, lease, hire, sell (including installation), resell and maintain or have maintained the Products anywhere in the world; and

     (b) use, copy, reproduce, modify, translate and distribute, in whole or in part, any literature relating to Products, including the Product Documentation, for the purposes of such lease, hire, sale (including installation), resale and maintenance of Products anywhere in the world.

29.3 AIRVANA represents and warrants that it has the right to grant the licences detailed under Clause 29.2. AIRVANA further represents and warrants that the Products and the exercise of the rights granted in this Agreement do not infringe any third-party patent, copyright, trademark, trade secret or other intellectual property right.

29.4 AIRVANA shall assist NORTEL NETWORKS in securing any necessary licences for re-exportation of Products to any ultimate destination outside of the United States. Further, AIRVANA shall provide such assistance free of charge as NORTEL NETWORKS may reasonably require to obtain import duty relief for onward sale of Products.

29.5 AIRVANA undertakes, without delay, to notify NORTEL NETWORKS of any export restrictions that arise that may affect NORTEL NETWORKS' ability to maintain or offer for sale, lease or hire Products in a particular country. AIRVANA shall provide written notification to NORTEL NETWORKS immediately after cessation of such export restrictions.

29.6 With respect to Products used by NORTEL NETWORKS internally during the Term, AIRVANA shall provide NORTEL NETWORKS (i) during the Warranty Period, the same support as is given for the Products sold by NORTEL NETWORKS to its Customers during the Warranty Period for such Products; and (ii) thereafter, support under AIRVANA's then-current support and maintenance programs, so long as NORTEL NETWORKS pays for such support.

30.  SOFTWARE LICENSE RIGHTS

30.1 Where Software is supplied under an Order, whether incorporated in any Hardware or otherwise, then without prejudice to any other licences or rights granted to NORTEL NETWORKS under the Order, AIRVANA hereby grants to NORTEL NETWORKS a non-exclusive, irrevocable, royalty free (except as set forth in Clauses 30.5 through 30.9 below) licence to use, distribute, copy, have copied, integrate, license, sublicense, install, repair, maintain and/or dispose of the Software anywhere in the world. Such licence shall include the right for NORTEL NETWORKS to:

     (a) use the Software for the purpose of development, testing, training, operating networks, maintaining and supporting Customer's networks (including without limitation network management undertaken by NORTEL NETWORKS), evaluation of the Products ordered by NORTEL NETWORKS, and making copies for back-up purposes;

     (b) sublicense the Software, directly to Customers or indirectly to Customers through Customers which are distributors, for use, or, in the case of distributors, sublicensing to Customers for use with Products which NORTEL NETWORKS has purchased from AIRVANA for the life of the Products. Any sublicensing of Software by NORTEL NETWORKS will be pursuant to terms and conditions consistent with terms and conditions which normally govern the licensing of NORTEL NETWORKS' software used for the operation of NORTEL NETWORKS products.

     (c) modify or have modified the Software under conditions of confidentiality with the written consent of AIRVANA, which shall not be unreasonably withheld, to allow integration with NORTEL NETWORKS or Customer support systems;

     (d) enhance or have enhanced the Software to meet NORTEL NETWORKS' reasonable requirements for new facilities and features where AIRVANA shall have failed or shall have ceased to support the Software as provided for in this Agreement;

     (e) supply the Software or copies of thereof to third parties under conditions of confidentiality for the purpose of modification or enhancement of the Software as provided above.

     (f) supply Software interface information to third parties for the purpose of the design of support systems under conditions of confidentiality.

     Such rights shall be exclusive to NORTEL NETWORKS with respect to Software identified as exclusive in Appendix A, and such rights shall be non-exclusive with respect to Software that is not identified as exclusive in Appendix A.

30.2 AIRVANA represents and warrants that it has full right and title to grant to NORTEL NETWORKS the Software licence rights included under this Section
     30. AIRVANA further represents and warrants that the Software and the exercise of the rights granted in this Agreement do not infringe any third-party patent, copyright, trademark, trade secret or other intellectual property right.

30.3 All the provisions of this Section 30 (Clauses 30.1 through 30.9) shall survive the expiry or termination of any Order and/or of the Agreement.

30.4 With respect to Software used by NORTEL NETWORKS internally during the Term with the Products, AIRVANA shall provide NORTEL NETWORKS during the Warranty Period and thereafter at no charge the same support as is given for the Software sublicensed by NORTEL NETWORKS to its Customers during the Warranty Period for such Software.

30.5 With respect to Software licensed to NORTEL NETWORKS separately which is not embedded in the Products upon delivery and for which a separate royalty payment is set forth in Appendix A, NORTEL NETWORKS shall keep a complete and accurate account of the unit sales with respect to the Software items listed in Appendix A in sufficient detail to determine the amounts due to AIRVANA hereunder. NORTEL NETWORKS shall keep such information for [**] years after making a payment. AIRVANA shall have the right, once [**] and during business hours upon reasonable notice, to send an independent auditor to inspect and review the books and reports of NORTEL NETWORKS that are necessary for the calculation of these payments. The independent auditors performing such inspection or audit shall be bound to NORTEL NETWORKS to retain NORTEL NETWORKS' information as confidential, even from AIRVANA, and shall only be allowed to disclose whether NORTEL NETWORKS' calculations were accurate and, if not, the amount of discrepancy, which shall be adjusted between the parties within [**] days from the independent auditor's report. NORTEL NETWORKS shall also pay interest on any underpaid amount at the rate established below from the date such amount was originally due until the date such amount is paid to

     AIRVANA. Such inspection and audit shall be at AIRVANA's expense; provided, however, that if such audit determines that NORTEL NETWORKS underpaid amounts owing for the audited period by more than five percent (5%), then NORTEL NETWORKS shall reimburse AIRVANA for its reasonable expenses in conducting such inspection and audit.

30.6 Within [**] days after the end of each calendar [**], NORTEL NETWORKS shall send AIRVANA a written report setting forth all unit sales with respect to the items mentioned above during such calendar [**] and the computation of amounts due on such sales in accordance with this Agreement. In order to determine amounts which are payable for each calendar [**], such report shall describe the number and types of unit sales by NORTEL NETWORKS during such calendar [**] which relate to the applicable Software. Calculations and determination of amounts payable hereunder shall be made using U.S. generally accepted accounting principles (GAAP), consistently applied. AIRVANA shall invoice NORTEL NETWORKS for the amounts stated in such report and payment shall be due in accordance with Clause 30.9 below.

30.7 AIRVANA shall hold confidential all information concerning payments, reports and all proprietary NORTEL NETWORKS marketing information communicated in writing to AIRVANA under this Agreement, except to the extent that payments are disclosed: (i) to potential investors or lenders under confidentiality agreements; (ii) as required by law; or (iii) as required to enforce AIRVANA's rights hereunder.

30.8 AIRVANA shall designate from time to time the place and entity to which payments are to be made as required herein.

30.9 All payments due as related to the unit sales identified in the reports submitted by NORTEL NETWORKS in accordance with Clause 30.6 shall be made shall be made, at NORTEL NETWORKS' option, by check to AIRVANA or wire transfer to such bank and account as AIRVANA may from time to time designate in writing within [**] days after receipt of an invoice from AIRVANA therefor.

30.10 Additionally, AIRVANA hereby grants to NORTEL NETWORKS and its contractors the right to use any software tools provided by AIRVANA for development or testing purposes, subject to any royalty terms that are deemed necessary, and are agreed to in advance by both parties to this Agreement.

30.11 AIRVANA represents and warrants that no Software provided by AIRVANA to NORTEL NETWORKS pursuant to this Agreement contains or uses any "freeware" that is subject to a license agreement that obligates, or could obligate, NORTEL NETWORKS to disclose any part of its proprietary software that might be distributed with, or operate in conjunction with, any such Software provided hereunder.

31.  INTERNATIONAL TRADE

31.1 Each party agrees that it shall not knowingly (i) export or re-export, directly or indirectly, any technical data (as defined by the U.S. Export Administration Regulations or any other jurisdiction with import or export restrictions), including software received from the other under this Agreement or (ii) export or re-export, directly or indirectly, any direct product of such technical data, including software, to any destination to which such export or re-export is restricted or prohibited by U.S. or applicable non-U.S. law without obtaining prior authorization from the U.S. Department of Commerce and/or other competent government authorities to the extent required by those laws. In addition, each party agrees to comply with all the requirements of the Export and Import Permits Act (Canada). This clause shall survive termination or cancellation of this Agreement.

31.2 AIRVANA shall certify quarterly to NORTEL NETWORKS the correct country of origin of each Product determined in accordance with the rules of origin set out under the applicable laws and treaties. AIRVANA shall notify NORTEL NETWORKS at least [**] days in advance of any change in the origin of a Product. AIRVANA shall maintain supporting documentation sufficient to meet the requirements of any audit of the origin information by NORTEL NETWORKS or by any governmental entity. AIRVANA shall cooperate with NORTEL NETWORKS in any audit relating to this Clause 31.2 conducted in accordance with the


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     provisions of this Section.

31.3 AIRVANA shall obtain from each of its suppliers the appropriate certificate of origin of the materials contained in the Products ("Materials") and shall provide to NORTEL NETWORKS [**] a report to a prime specified by NORTEL NETWORKS identifying which suppliers of Materials have, and which suppliers have not, certified the country of origin for all Materials supplied by it to AIRVANA for manufacture of the Products.

31.4 All products must be marked with their country of origin as set out under the applicable laws and treaties. The degree of permanence of the origin marking on the Product shall be sufficient to ensure that, in any reasonably foreseeable circumstance, the marking shall remain on the Product throughout its expected life. Both the Product's immediate packaging and the outermost containers shall also be marked to indicate the country of origin. AIRVANA shall be solely responsible for all fines, penalties, costs and seizures resulting from inadequate marking, packaging or labeling.

31.5 Unless otherwise set forth in this Agreement, AIRVANA shall take all administrative actions required to produce customs invoices and country of origin documents for all shipments crossing international borders which comply with all laws, treaties and regulations of both the exporting country and the importing country. If a Product is manufactured in more than one country, then to the extent required by applicable laws, the different countries of origin must be identified on the customs invoices, along with the related quantities/serial numbers of such materials. If any upgrade of Products to the most recent revision level in accordance with Appendix C is performed, the applicable fee for this upgrade must be included on the customs invoice, or, if such upgrade is performed at no charge to NORTEL NETWORKS, the value of such upgrade shall be so indicated. AIRVANA shall be solely responsible for all fines, penalties and costs resulting from a customs invoice not being so compliant, except to the extent that such non-compliance is the result of an action or omission of NORTEL NETWORKS. All customs invoices must indicate whether or not any "assists" were provided and the value of said "assists".

31.6 AIRVANA shall perform all administrative actions required to determine the eligibility of each Product for preferential treatment under the rules of any applicable trade treaties/agreements (e.g., the North American Free Trade Agreement ["NAFTA"]) and, if eligible, provide the necessary documentation and obtain such preferential treatment. AIRVANA shall be responsible for all penalties and costs resulting from any such documents subsequently determined to be invalid, shall maintain all documentation to support the eligibility and shall respond in a timely manner to verification questionnaires or reviews.

31.7 If a Product is governed by a trade agreement, AIRVANA will (a) prepare and distribute the exporter's certificate of origin (Exporter's Certificate of Origin) and answer questionnaires concerning the certificate; (b) reasonably assist NORTEL NETWORKS in resolving Product eligibility issues; and, (c) indemnify NORTEL NETWORKS under the Agreement against liabilities resulting from NORTEL NETWORKS' Exporter's Certificate of Origin being deemed invalid by the governing export authority (to the extent based on the exporter's certificate of origin prepared by AIRVANA in accordance with Clause 31.7(a) above). Such exporter's certificates of origin shall be provided in one of the following two manners:

     (a) Per Shipment - If an Exporter's Certificate of Origin is prepared for each shipment, AIRVANA will (a) retain the original Exporter's Certificate of Origin (b) attach a copy of the Exporter's Certificate of Origin to the customs/shipping documents for qualifying Products, and (c) mark the customs/shipping documents with: Copy of the Exporter's Certificate of Origin attached.

     (b) Blanket Certificate of Origin - If a blanket Exporter's Certificate of Origin is prepared, AIRVANA will (a) retain the original Exporter's Certificate of Origin (b) mark the customs/shipping documents for the qualifying Product with: Copy of blanket Exporter's Certificate of Origin on file at Nortel Networks' customs offices in Milton, Ontario (Canada) and in Tonawanda, NY (USA), and (c) mail copies of the blanket Exporter's Certificate of Origin to the following offices:


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     Canada:                     USA:

     Nortel Networks Limited     Nortel Networks Inc.
     8200 Dixie Road             55 Pineview Drive
     Brampton, Ontario L6V 2M6   Suite A
     Canada                      Amherst, New York
     Attention: MS 036-MT102     USA

31.8 AIRVANA shall provide to NORTEL NETWORKS, when and where applicable, a duty drawback waiver for duty paid on any materials imported by AIRVANA and used or consumed in the manufacture of Products supplied to NORTEL NETWORKS. These waivers shall be provided on the approved forms and issued by AIRVANA at least monthly.

32.  PURCHASE ORDERS TO AIRVANA'S MANUFACTURERS; ALTERNATIVE MANUFACTURERS

32.1 In the event that AIRVANA:

     (a) failure to deliver to NORTEL NETWORKS at least [**] percent ([**]%) of the quantities of Products covered by Orders placed by NORTEL NETWORKS for the first [**] of the binding portion of the Forecast in accordance with Clause 5.3 during any period consisting of [**]; provided, however, that if AIRVANA rejects Orders or portions thereof for any Excess Quantities (as defined in Clause 5.2) for the same [**] time period, the quantities covered by such rejected Orders or portions thereof shall not be considered in the calculations for determining if AIRVANA failed to deliver the required minimum of [**] percent ([**]%) set forth above;

     (b) implements a Product withdrawal in breach of Clause 3.3 without making available a functionally equivalent or superior product, on equal commercial terms; (c) ceases or is unwilling, to provide commercially adequate warranty support, technical support or maintenance for the Products in accordance with the terms and conditions of this Agreement;

     (d) is sold and its successor is (i) a Direct Competitor of NORTEL NETWORKS and (ii) does not provide NORTEL NETWORKS with written acknowledgement that it continues to be bound by, and shall duly and punctually perform, all of the provisions of this Agreement; or

     (e) ceases doing business as a going concern; has a receiver, administrator or manager of its property, assets or undertakings appointed in such circumstances as would substantially affect NORTEL NETWORKS' continuing supply or use of the Product in accordance with this Agreement; takes advantage of the insolvency laws of any jurisdiction; makes an assignment in bankruptcy or is adjudicated a bankrupt; makes a general assignment for the benefit of its creditors; is ordered by any court of competent jurisdiction to be wound up; or become insolvent or makes a sale in bulk of a substantial portion of its assets;

     then NORTEL NETWORKS may place Orders or Releases for Products directly with AIRVANA's manufacturer(s). AIRVANA shall direct such manufacturer(s) to accept such Orders and Releases and provide the Products directly to NORTEL NETWORKS.

32.2 NORTEL NETWORKS shall have the right to sublicense this grant to a third party manufacturer, for the sole purpose of providing the Products directly to NORTEL NETWORKS. AIRVANA shall provide NORTEL NETWORKS or its designated manufacturer with all necessary rights, information and materials (but not tooling or machinery) in order to permit someone reasonably skilled in the industry to manufacture the Product(s) within their manufacturer's facilities. Such information includes, by example and not by way of limitation: (i) manufacturing drawings and specifications of raw materials and components comprising such parts; (ii) manufacturing drawings and specifications covering special tooling and the operation thereof; (iii) a detailed list of all commercially available parts and components purchased by AIRVANA on the open market disclosing the part number, name and location of the supplier, and non-confidential price lists for the purchase thereof, if in AIRVANA's possession; and (iv) one complete copy of the then current source or binary code used in the preparation of any Software licensed or otherwise acquired by NORTEL NETWORKS from AIRVANA hereunder. Any designated manufacturer of NORTEL NETWORKS will enter into appropriate confidentiality agreements with its employees, contractors/suppliers and NORTEL NETWORKS. AIRVANA shall assist NORTEL NETWORKS in obtaining any required assignment of rights to third party technology in the Product(s).

32.3 Other than for the reasons set forth in Clause 32.1(a) above, to the extent Products are manufactured by NORTEL NETWORKS by a third party or by NORTEL NETWORKS itself pursuant to this Section 32, NORTEL NETWORKS shall pay to AIRVANA a manufacturing license fee payment on each unit of Product which shall be equal to [**] percent ([**]%) of the average gross profit (the difference between sales and the cost of goods sold before allowance for operating expenses and income taxes) ("Average Gross Profit") realized by AIRVANA per unit of Product during the [**] period immediately prior to NORTEL NETWORKS exercising its option pursuant to this Section 32. If NORTEL NETWORKS exercises its option pursuant to this Section 32 for the reasons set forth in Clause 32.1(a), to the extent Products are manufactured by NORTEL NETWORKS by a third party or by NORTEL NETWORKS itself pursuant to this Section 32, NORTEL NETWORKS shall pay to AIRVANA a manufacturing license fee payment on each unit of Product which shall be equal to [**] percent ([**]%) of the Average Gross Profit realized by AIRVANA per unit of Product during the [**] period immediately prior to NORTEL NETWORKS exercising its option pursuant to this Section 32, provided that AIRVANA has used commercially reasonable best efforts to remedy any shortfall to the required Product delivery schedule. Payment of such manufacturing license fees shall be in accordance with Clauses 32.6 through
     32.10 below.

32.4 For the purposes of Clause 32.1 (d), "Direct Competitor" shall mean an individual, partnership, limited partnership, corporation, company, trust, unincorporated organization, governmental unit or agency or any political subdivision thereof or any other entity whatsoever (other than NORTEL NETWORKS) that engages in the sale of the same or similar hardware products for the wireless communications industry which are required for the local area network and wide area network applications, parts, related software, documentation and/or related products manufactured, produced and/or distributed by NORTEL NETWORKS.

32.5 NORTEL NETWORKS' right to manufacture or have Products manufactured under this Section 32 shall terminate in the event this Agreement terminates for any reason, except that if NORTEL NETWORKS has exercised its right to manufacture or have Products manufactured under this Section 32 prior to termination, it shall be entitled to continue to manufacture or have Products manufactured for a period of [**] years from the date of termination.

32.6 With respect to Products manufactured by NORTEL NETWORKS, AIRVANA's manufacturers or a third party manufacturer pursuant to this Section 32, NORTEL NETWORKS shall keep a complete and accurate account of the units of Products manufactured in sufficient detail to determine the amounts due to AIRVANA hereunder. NORTEL NETWORKS shall keep such information for [**] years after making a payment. AIRVANA shall have the right, once a [**] and during business hours upon reasonable notice, to send an independent auditor to inspect and review the books and reports of NORTEL NETWORKS that are necessary for the calculation of these payments. The independent auditors performing such inspection or audit shall be bound to NORTEL NETWORKS to retain NORTEL NETWORKS' information as confidential, even from AIRVANA, and shall only be allowed to disclose whether NORTEL NETWORKS' calculations were accurate and, if not, the amount of discrepancy, which shall be adjusted between the parties within [**] days from the independent auditor's report. NORTEL NETWORKS shall also pay interest on any underpaid amount at the rate established below from the date such amount was originally due until the date such amount is paid to AIRVANA. Such inspection and audit shall be at AIRVANA's expense; provided, however, that if such audit determines that NORTEL NETWORKS underpaid amounts owing for the audited period by more than five percent (5%), then NORTEL NETWORKS shall reimburse AIRVANA for its reasonable expenses in conducting such inspection and audit.

32.7 Within [**] days after the end of each calendar [**], NORTEL NETWORKS shall send AIRVANA a written report setting forth all units of Products manufactured with respect to the items mentioned above during such calendar [**] and the computation of amounts due on such sales in accordance with this Agreement. In order to determine amounts which are payable for each calendar [**], such report shall describe the number and types of units manufactured by NORTEL NETWORKS during such calendar [**]. Calculations and determination of amounts payable hereunder shall be made using U.S. generally accepted accounting principles (GAAP), consistently applied. AIRVANA shall invoice NORTEL NETWORKS for the amounts stated in such report and payment shall be due in accordance with Clause 32.10 below.

32.8 AIRVANA shall hold confidential all information concerning payments, reports and all proprietary NORTEL NETWORKS marketing information communicated in writing to AIRVANA under this Agreement, except to the extent that payments are disclosed (i) to potential investors or lenders under confidentiality agreements; (ii) as required by law; or (iii) as required to enforce AIRVANA's rights hereunder.

32.9 AIRVANA shall designate from time to time the place and entity to which payments are to be made as required herein.

32.10 All payments due as related to the unit sales identified in the reports submitted by NORTEL NETWORKS in accordance with Clause 32.7 shall be made shall be made at NORTEL NETWORKS' option by check to AIRVANA or wire transfer to such bank and account as AIRVANA may from time to time designate in writing within [**] days after receipt of an invoice from AIRVANA therefor.

33.  BUSINESS CONTINUITY PLAN

33.1 AIRVANA represents and warrants that it has put or is putting processes in place for each of its sites and those of its contract manufacturers to take effect if a site becomes unable to continue development and/or to produce Products for any reason, including force majeure as described in Section 27, for a period of more than [**] days ("Business Continuity Plan").

33.2 Further, AIRVANA targets that it will have fully developed and implemented a written bonefide Business Continuity Plan outlining such processes within [**] months after the Effective Date, and shall thereafter maintain such Business Continuity Plan, which is expected to contain, at a minimum, provisions for documentation storage (product, process, fixture, tools), information systems technology redundancy, a demonstration of AIRVANA's capability to recover rapidly if one of its own or a supplier's or subcontractor's development and/or manufacturing facilities or processes becomes unable to continue development or to produce Products.

33.3 Once fully implemented as described above and thereafter throughout the Term of this Agreement, AIRVANA shall provide a copy of the then-current Business Continuity Plan to NORTEL NETWORKS within [**] days of request.

34.  CONSEQUENTIAL DAMAGES AND LIMITATION OF LIABILITY

34.1 WITH THE EXCEPTION OF AIRVANA'S INDEMNIFICATION OBLIGATIONS FOR WILLFUL TRADE SECRET MISAPPROPRIATION OR WILLFUL COPYRIGHT INFRINGEMENT, OR BREACH BY EITHER PARTY OF THEIR RESPECTIVE CONFIDENTIALITY OBLIGATIONS UNDER
     SECTION 15, IN NO EVENT SHALL AIRVANA BE LIABLE TO NORTEL NETWORKS FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, MULTIPLE OR OTHER INDIRECT DAMAGES, OR FOR LOSS OF PROFITS, LOSS OF DATA OR LOSS OF USE DAMAGES, ARISING OUT OF THE MANUFACTURE, SALE, SUPPLYING OR FAILURE OR DELAY IN SUPPLYING OF THE PRODUCTS OR SERVICES RELATED THERETO, WHETHER BASED UPON WARRANTY, CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF AIRVANA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

34.2 WITH THE EXCEPTION OF AIRVANA'S INDEMNIFICATION OBLIGATIONS FOR WILLFUL TRADE SECRET MISAPPROPRIATION OR WILLFUL COPYRIGHT INFRINGEMENT, OR BREACH

     BY EITHER PARTY OF THEIR RESPECTIVE CONFIDENTIALITY OBLIGATIONS UNDER
     SECTION 15, AIRVANA'S LIABILITY ARISING OUT OF THE MANUFACTURE, SALE, SUPPLYING OR FAILURE OR DELAY IN SUPPLYING OF THE PRODUCTS AND SERVICES OR THEIR USE OR DISPOSITION, WHETHER BASED UPON WARRANTY, CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, SHALL NOT EXCEED THE GREATER OF SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS U.S. ($7,500,000.00 U.S.) OR THE AMOUNTS PAID BY NORTEL NETWORKS FOR PRODUCTS AND SERVICES HEREUNDER DURING THE IMMEDIATELY PRECEDING [**] PERIOD.

35.  GENERAL

35.1 Any notices to be given under this Agreement shall be sent by courier (including overnight courier), facsimile, or hand delivery to the other party at the addresses listed below and to the attention of:

     AIRVANA:           Airvana Inc.
                        25 Industrial Avenue
                        Chelmsford, MA 01824
                        Attention: David Gamache, Chief Financial Officer
                        Fax: (978) 250-3911
                        email address: d-gamache@airvananet.com

        and:

                        Hale and Dorr LLP
                        60 State Street
                        Boston, Massachusetts 02109
                        Attention: Mark G. Borden, Esq.
                        FAX: 617-526-5000
                        E-mail address: mark.borden@haledorr.com

     NORTEL NETWORKS:   Nortel Networks Inc.
                        2221 Lakeside Blvd.
                        Richardson, Texas 75082-4399
                        Attention: Counsel, Portfolio & Solutions
                        Law Group--Supply Management
                        FAX: 972-684-3355
                        E-mail address: jwoods1@nortelnetworks.com

        and:            Nortel Networks Inc.
                        c/o Nortel Networks Inc.
                        Director, Supply Management OEM Products
                        Mailstop 99113A61
                        2221 Lakeside Blvd.
                        Richardson, Texas 75082-4399
                        FAX: 972-685-7871
                        E-mail address: tuttgary@nortelnetworks.com

     Notices shall be deemed to have been received two (2) Business Days after sending by courier or facsimile and on the day of delivery if given by hand.

35.2 The failure of a party to enforce any provision of this Agreement shall not constitute a waiver of such provision or the right of such party to enforce such and every other provision.

35.3 Section headings are inserted for convenience only and shall not be used to interpret this Agreement.

35.4 If any provision of this Agreement is or becomes illegal or unenforceable in whole or in part in a country, the remaining provisions shall nevertheless be valid and binding with respect to that country so long as they continue to express the original intent of the parties. If not, this Agreement shall not apply in that country, but the parties shall negotiate in good faith to extend the benefit of this Agreement to that country in some other manner.

35.5 AIRVANA may be required by law to provide NORTEL NETWORKS with a certificate about the Products, based on the then-current version of the form set forth in Appendix M. AIRVANA and its Products and Services will conform to all laws and governmental orders and regulations in effect at the time of shipment of Products or the performance of Services in the United States, Canada and such other jurisdictions as may be mutually agreed to by AIRVANA and NORTEL NETWORKS.

35.6 AIRVANA is an independent contractor under this Agreement. This Agreement does not create a joint venture, partnership, principal-agent or employment relationship between AIRVANA and NORTEL NETWORKS.

35.7 All written communication concerning this Agreement or amendments or restatements of this Agreement will be in the English language.

35.8 This Agreement, together with its Appendices and all Statements of Work and Orders, constitute the complete statement of the obligations of the parties as to the subject matter hereof, and supersedes all previous agreements and understandings between the parties, whether oral or written, and may not be modified except in writing expressly referencing this Agreement, signed by the duly authorized representatives of both parties.

AIRVANA INC.                            NORTEL NETWORKS INC.
("AIRVANA")                             ("NNI")


By: /s/ Randall S. Battat               By: /s/ Steve Slattery
    ---------------------------------       ------------------------------------
    (Signature)                             (Signature)
Name: Randall S. Battat                 Name: Steve Slattery
      (Print)                                 (Print)
Title: President & CEO                  Title: VP & GM CDMA
Date: October 16, 2001                  Date: Oct. 16, 2001


                                        By: /s/ Gary Tutt
                                            ------------------------------------
                                            (Signature)
                                        Name: Gary Tutt
                                              (Print)
                                        Title: Dir. Supply Mgmt
                                        Date: October 16, 2001

                                   APPENDIX A

                PRODUCTS, SOFTWARE, AND SERVICES; PRICES AND FEES

                                    PRODUCTS

PRODUCT (INCLUDES SOFTWARE
EMBEDDED IN SUCH PRODUCT)
NAME                          AIRVANA ORDER NUMBER   NORTEL NETWORKS PRICE   NOTES
--------------------------    --------------------   ---------------------   -----
[**]                                  TBD                    [**]             [**]

                                    SOFTWARE

SOFTWARE NAME (SOFTWARE
THAT IS SUPPLIED SEPARATELY
FROM THE PRODUCT)             AIRVANA ORDER NUMBER   NORTEL NETWORKS PRICE   NOTES
---------------------------   --------------------   ---------------------   -----
[**]                                  TBD                    [**]             [**]
[**]                                  TBD                    [**]             [**]
[**]                                  TBD                    [**]             [**]
[**]                                  TBD                    [**]             [**]
[**]                                  TBD                    [**]             [**]
[**]                                  TBD                    [**]             [**]
[**]                                  TBD                    [**]             [**]

[**]; provided, however, that if NORTEL NETWORKS [**], then AIRVANA [**] NORTEL
     NETWORKS for such [**].

*    NOTE A: [**].

                  NON-WARRANTY / POST-WARRANTY SUPPORT SERVICES

SUPPORT SERVICE BY PRODUCT
OR SOFTWARE                   AIRVANA ORDER NUMBER   NORTEL NETWORKS PRICE   NOTES
---------------------------   --------------------   ---------------------   -----
[**]                                  TBD                    [**]             [**]
[**]                                  TBD                    [**]             [**]
[**]                                  TBD                    [**]             [**]

OTHER SUPPORT SERVICES        NORTEL NETWORKS PRICE   NOTES
----------------------        ---------------------   -----
[**]                                  [**]             [**]
[**]                                  [**]             [**]
[**]                                  [**]             [**]

                                TRAINING COURSES

                                                                                                   PRICE PER
                                                                                        DATES       PERSON
 ID          Course Title                         COURSE DESCRIPTION                  AVAILABLE   PER COURSE
---   --------------------------   ------------------------------------------------   ---------   ----------
100   Introduction to 1xEV-DO      This course provides in depth understanding of        1Q02        [**]
      (2 days)                     cdma2000 1xEV-DO, including it modulation
                                   scheme, development of the IS-856 standard, its
                                   position relative to other wireless standards,
                                   and implications of a broadband data system
                                   compared to voice. The course also discusses
                                   Airvana's 1xEV-DO system, and implementation of
                                   the standards, including distributed vs.
                                   centralized architecture, QoS, benefits of
                                   all-IP backhaul and more.

                                   Targeted for technical and business managers, marketing & business development. May also be used as a primer for more technical courses.

101   Installation & service       This course provides in depth understanding of        1Q02        [**]
      provisioning the Airvana     Airvana's 1xEV-DO system, including its
      1xEV-DO network              modulation scheme, implementation of the
      (3 days)                     standards, installation and provisioning,
                                   maintenance processes, and administration.
                                   Hands-on experience provided using Airvana
                                   hardware and software.

                                   Targeted for technical staff including site design engineers, maintenance technicians, and network mangers. Also useful introduction for network administrators.

102   Network Administration of    This course provides in depth understanding of        2Q02        [**]
      the Airvana 1xEV-DO system   Airvana's 1xEV-DO network administration,
      (3 days)                     focused on operation of AirVista element
                                   management system, routine administration and
                                   troubleshooting, connectivity to 3rd party OSS
                                   systems, and more. Hands-on experience provided
                                   using Airvana hardware and software.

                                   Targeted for technical staff including network mangers.

103   Data Core Network Theory     This course provides an in depth understanding        3Q02        [**]
      & Design (3 days)            of the theory behind an All-IP data core network
                                   and the proper design to achieve a
                                   high-performance network while minimizing the
                                   backhaul costs. Areas covered will include: IP
                                   wide area networks (T1/E1 TDM, Private Routed
                                   IP, Frame Relay, ATM); optimal design of an IP
                                   WAN; advantages and disadvantages of each
                                   network type; integration of the Radio Access
                                   Network and the data core network.

                                   Prerequisite: Course 100.

                                   Targeted for technical staff including site design engineers, network design engineers, and network managers.

104   The Airvana IP Radio Node    Not offered to NORTEL NETWORKS                        2Q02        [**]
      (5 days)

105   The Airvana IP Radio         This course provides an in depth understanding        2Q02        [**]
      Network Controller           of the hardware components and software that
      (5 days)                     makes up the Airvana IP Radio Network
                                   Controller. This course will cover the IP-RNC
                                   architecture and the debugging of each system
                                   component.

                                   Upon completion of this course, the trainee will
                                   be qualified to train other personnel.

                                   Targeted for technical staff who will become the
                                   organization expert(s) on the IP-RNC.

106   The Airvana AirVista         This course provides an in depth understanding        2Q02        [**]
      Element Management System    of the software that makes up the Airvana
      (5 days)                     AirVista Element Management System. This course
                                   will cover the IP Radio Access Network
                                   architecture and the debugging of each
                                   component.

                                   Upon completion of this course, the trainee will
                                   be qualified to train other personnel.

                                   Targeted for technical staff who will become the
                                   organization expert(s) on the AirVista Element
                                   Management System.

107   Tier I Support Training      This course provides a new Tier I support person      1Q02        [**]
      (5 days)                     with a moderately detailed level of
                                   understanding of the Airvana 1xEV-DO system.
                                   Product related subjects included cover the
                                   Radio Node hardware and software design and
                                   theory of operation, the Radio Network
                                   Controller hardware and software design and
                                   theory of operation, and the AirVista element
                                   management system software design and theory of
                                   operation. Application related subjects cover
                                   1xEV-DO RF theory and application, IP network
                                   planning and application, IP network planning
                                   and troubleshooting, AirVista alarms and alert
                                   handling, authentication and security, roaming,
                                   and interaction with 1xRTT and IS-95 networks.

                                   Targeted for a distributor or service provider's
                                   technical support staff who will become the
                                   organization expert(s) on the Airvana 1xEV-DO
                                   network and systems.

108   NT DOM Product Test Staff    Customized, targeted developer level training         1Q02        [**]
      1XEV DO Training             for Nortel's R&D test personnel. Subjects to be
      (5 days)                     covered will include a detailed level of
                                   understanding of the Airvana 1xEV-DO Radio
                                   Access Network, the Nortel DOM product, and it's
                                   interfaces to the NT MetroCell backplane and
                                   BSSM OA&M interface. Product related subjects
                                   included cover the DOM hardware and software
                                   design and theory of operation, the Radio
                                   Network Controller hardware and software design
                                   and theory of operation, and the AirVista
                                   element management system software design and
                                   theory of operation. Application related
                                   subjects cover AirVista alarms and alert
                                   handling, authentication and security, roaming,
                                   and interaction with 1xRTT and IS-95 networks.

                                   Upon completion of this course, the trainee will
                                   be able to design and perform product
                                   verification testing for the combined
                                   Nortel-Airvana 1xEV-DO product.

AIRVANA is providing NORTEL NETWORKS with:

[**] training credits (1 training credit = [**] which can be used for any of the above-described courses, or other training as mutually agreed, and which NORTEL NETWORKS may use at-will to purchase training for NORTEL NETWORKS' employees or, upon NORTEL NETWORKS' request, its contractors.

One instance of Course 108 to Nortel Development and Test, to be held in Ottawa at NORTEL NETWORKS facilities, at no charge.

                                   APPENDIX B

                                 SPECIFICATIONS

     - "1xEV-DO Network Solution OEM Minimum Requirements Specification", Version 1.0 (This document describes the Product requirements necessary for the Products listed in Appendix A.)

     - MetroCell Interface Specification Version 1.0, (This document defines the Specifications to which the Product must comply to interface the DOM into a NORTEL NETWORKS MetroCell basestation.)

          - NORTEL NETWORKS Corporate Standard 152.70, "Packing Guidelines for Domestic and Export Shipment", date of issue March 1998

          - NORTEL NETWORKS Corporate Standard 1528, "Classification of Product Changes", date of issue March 1999 all of which may be amended from time to time by NORTEL NETWORKS upon notification to and agreement by AIRVANA

The parties agree that in the event any terms and conditions are contained in the Specifications that conflict with the Agreement, including Appendices thereto, if there is a conflict between such terms and conditions contained in any Specifications and terms and conditions contained in the Agreement, including Appendices, the terms and conditions of the Agreement shall prevail.

                                   APPENDIX C

    WARRANTY REPAIR/REPLACEMENT PROCEDURES AND OBLIGATIONS REGARDING CHANGES

1. Any Product which does not conform to the Warranty described in Clause 8.2 may be returned to AIRVANA to the repair location (U.S. manufacturing facility or other North American location identified by AIRVANA). Prior to returning a defective Product to AIRVANA, NORTEL NETWORKS shall request authorization from AIRVANA for the return of such Product at the following telephone number:

          (978) 250-3000

2. Upon each request for routine or emergency repair or replacement service, a returned materials authorization ("RMA") number shall be promptly issued by AIRVANA, which RMA number shall be used for tracking individual repair/replacement orders and shall be referenced on failure tags, shipping/packing lists and any correspondence concerning the returned Products.

3. AIRVANA will promptly notify NORTEL NETWORKS of any returned Product that is Uneconomical to Repair in the opinion of the AIRVANA. However, a Product will only be Uneconomical to Repair if NORTEL NETWORKS and AIRVANA agree in writing that it is Uneconomical to Repair. AIRVANA will return Uneconomical to Repair Products to NORTEL NETWORKS at the expense of the party that agrees to cover the cost of the return in the written agreement characterizing the Product as Uneconomical to Repair.

4. Products that are or become defective within the first [**] days of use by the Customer will be referred to as "Dead On Arrival", "DOA", "Early Life Failure" or "ELF". NORTEL NETWORKS will return the DOA/ELF Products to AIRVANA with the RMA documentation. At its expense, AIRVANA will perform a root cause analysis on returned DOA/ELF Products. The root cause analysis will consist of functional tests and ESS. Repaired or replaced Product found DOA will be treated the same as new Product found defective.

5. After testing, AIRVANA will a) repair, re-furbish, apply all mandatory and otherwise applicable upgrades, stamp (with the repair date) and return the Products or b) replace and ship the replacement Products to NORTEL NETWORKS. Repaired or replaced DOA/ELF Products will be considered new Products. Within [**] days of NORTEL NETWORKS' notice, AIRVANA will do a root cause analysis and implement a plan of correction if the rate of failure of a DOA/ELF Product exceeds [**] percent ([**]%) of the Product's return rate defined in the Specifications. AIRVANA will update NORTEL NETWORKS in writing with the findings of the root cause analysis as well as with the corrective plan of action. All repaired and/or replacement Hardware and Software must (a) be functionally equal to or better than the replaced units, (b) be Backward Compatible, and (c) meet the Specifications.

6. AIRVANA will provide an inventory of Products, including Products required for installation repair, that allows for replacement Products to be shipped within [**] hours after notice by NORTEL NETWORKS for emergency replacements. AIRVANA shall monitor the repairs and returns and emergency requests for replacements and shall determine if quantities greater than the inventory of finished Products to be held by AIRVANA in accordance with Clause 5.4 of the Agreement are necessary, and shall add additional quantities to such inventory as mutually agreed between AIRVANA and NORTEL NETWORKS.

7.   Product Repair, Markings and Packaging

     (a) During the Warranty Period and any subsequent period for which NORTEL NETWORKS has paid the applicable annual maintenance fee, all repaired units shall be updated with all outstanding Class A Changes applicable to that Product Engineering Code ("PEC").

     (b) All repaired Product shall have a clearly identifiable date code (year/month) of repair affixed to the Product.

     (c) All repaired Product will retain the original Product markings including country of origin markings.

     (d) All unauthorized labels shall be removed from the exterior surface of the Product.

     (e) New or used cartons will be used for packaging repaired Product. When used cartons are used for packing, the cartons must have a neat appearance.

     (f) Single unit cartons shall be marked with the PEC, Product release and repair dates. Multiple unit cartons shall be marked with the PEC and quantity.

     (g) AIRVANA shall track the outstanding warranty of each unit of Product shipped to NORTEL NETWORKS and each Product throughout the repair process through the use of both the Product's PEC and AIRVANA's unique serial number for the Product and date of manufacture.

     (h) Upon the request of NORTEL NETWORKS by providing AIRVANA with the PEC of a Product and a specific time period for which a report is desired to cover, AIRVANA shall provide NORTEL NETWORKS with a failure analysis report which includes the following information:

          (i) the number of units of the Product which have been returned to AIRVANA for repair or replacement within the specific time period, their serial numbers, and their dates of manufacture;

          (ii) the number of units of the Product which have been repaired or replaced and delivered to NORTEL NETWORKS within the specific time period, their serial numbers, and their dates of manufacture; and

          (iii) the modes of failure of the units referred to in subsection b) and the corrective actions taken by AIRVANA to repair the units.

8.   No Fault Found Procedures

     (a) During the Warranty Period and any subsequent period for which NORTEL NETWORKS has paid the applicable annual maintenance fee, all Product returned by NORTEL NETWORKS for which AIRVANA cannot confirm that there is a non-conformity with the Specifications shall nevertheless be refurbished for cosmetic upgrade and then tested to the Specifications. If the unit of the Product passes, it shall be considered No Fault Found ("NFF"), and returned to NORTEL NETWORKS unless the Product is to be upgraded to the current release of the PEC. Product failing the test or requiring PEC release upgrade shall be upgraded to the latest possible release of the PEC, repaired, tested, repackaged and returned to NORTEL NETWORKS using NORTEL NETWORKS' chosen carrier. AIRVANA will take no more than [**] business days from the later of its receipt of NORTEL NETWORKS' Order or the returned Products to test the Products and return them to NORTEL NETWORKS. All upgraded Products will a) be functionally equal to or better than the replaced units, (b) be Backward Compatible, and (c) meet the Specifications.

     (b) NFF statistics are to be provided to NORTEL NETWORKS on a monthly basis consisting of:

                    -    Total returned;

                    -    Total NFF;

                    -    Total updated; and

                    -    Total junked

                    - Root cause analysis results and corrective action plans, if applicable in accordance (c) below and to be forwarded to the attention of the Quality Manager at:

               NORTEL NETWORKS - Calgary Systems House
               5111 - 47 Street NE
               Calgary, Alberta, CANADA
               T3J 3R2

     (c) If NFF Products are more than [**] percent ([**]%) of the Product return rates as defined in the Specifications, AIRVANA will (a) perform a root cause analysis, and (b) implement a plan to correct the NFF occurrences within [**] days of reaching the [**]% level. AIRVANA will include the analysis results and the plan in the reports described in (b) above.

9. Freight charges for material returned by NORTEL NETWORKS to AIRVANA shall be handled as follows:

                                -Responsibility-

                                     NORTEL NETWORKS   AIRVANA
                                     ---------------   -------
Warranty Repairs
   to AIRVANA                              [**]          [**]
   from AIRVANA                            [**]          [**]
Rejected Material
   to AIRVANA                              [**]          [**]
   from AIRVANA                            [**]          [**]
Class A Changes (including Class A
   Changes made during upgrades)
   to AIRVANA                              [**]          [**]
   from AIRVANA                            [**]          [**]
Non-Warranty Repairs
   to AIRVANA                              [**]          [**]
   from AIRVANA                            [**]          [**]

10.A Non-Warranty/Out-of-Warranty Product Support Services

     An Order number is required for all non-warranty and out-of-warranty Services at the Prices outlined in Appendix A. This may be either a Blanket Order number or an individual Order and/or Release number issued at the time of request for Service.

10.B Non-Performance by AIRVANA of Warranty or Out-of-Warranty Product Support
     Services

     (a) In the event that AIRVANA is unwilling or unable to materially meet NORTEL NETWORKS' support requirements pursuant to Section 9 of the Agreement or pursuant to this Appendix C, after notice and opportunity to cure as set forth below, a no cost royalty free license shall be issued to NORTEL NETWORKS or a third party delegate of the NORTEL NETWORKS' choice, for the sole purpose of servicing the Products sold to NORTEL NETWORKS under the Agreement, using such documents, data, component source code and technical assistance as necessary including:
          (i) documentation in sufficient detail to provide all of the information required to repair and test the Product, including but not limited to stock lists, schematics, engineering change history and assembly drawings; (ii) access to proprietary components and software source code; (iii) repair/replacement history data; and (iv) technical assistance as may be required.

     (b) NORTEL NETWORKS shall, prior to the exercising of this right, provide AIRVANA notice pursuant to Clause 10.1 (b) above and afford AIRVANA [**] days to remedy the situation to NORTEL NETWORKS' satisfaction.

     (c) In the event NORTEL NETWORKS performs warranty repairs pursuant to 10.B(b) above, AIRVANA shall reimburse NORTEL NETWORKS for cost of material and labor for Product repairs performed by or for NORTEL NETWORKS, which shall be billed once per [**], and AIRVANA shall refund to NORTEL NETWORKS any pro rata amount of any applicable annual maintenance fee that NORTEL NETWORKS may have paid in advance for the relevant out-of-warranty maintenance period.

11.  Design Change Control

     AIRVANA shall create and maintain an internal change management process which:

     a) may, at AIRVANA'S option, conform with NORTEL NETWORKS Corporate Standard 1528;

     b)   conforms to Telcordia GR-209; and

     c) differentiates the different DOM hardware releases using NORTEL NETWORKS' release numbers.

     In addition to AIRVANA's warranty obligations contained in Section 8 and elsewhere in this Appendix C, and without diminishing AIRVANA's obligations under Section 8 or this Appendix C, in the event that during the Warranty Period or thereafter, an intrinsic design or manufacturing defect of a Product, including a failure of the Software to operate without troubles due to defects which result from the failure of the Software to conform to the Specifications, causes an inoperative, hazardous or unsatisfactory condition of a nature as to require the introduction in the Product(s) of a Class A Change, AIRVANA shall, as expeditiously as possible and at its expense, generate a Class A Change, to eliminate the defect. AIRVANA shall apply such Class A Change, at no charge, on all defective units of the Product, both installed and stocked, in accordance with a retrofit program negotiated by NORTEL NETWORKS with its Customers and agreed to with regard to planning, field/factory implementation, tracking, verification and other process responsibilities between NORTEL NETWORKS and AIRVANA in accordance with Appendix L. AIRVANA shall also reimburse NORTEL NETWORKS for its Pro-Rata Share of NORTEL NETWORKS' logistics and installation costs for those Products which are being replaced under this Clause 11 a) of Appendix
     C. For the purposes of this Clause, "Pro-Rata Share" shall mean a fraction, the numerator of which is the price at which AIRVANA sold the Product(s) in question to NORTEL NETWORKS, and the denominator of which is the price at which NORTEL NETWORKS sold the Product(s) to its Customers.

     AIRVANA shall provide, at its expense, seed stock units to support the retrofit program which should be complete within [**] calendar days in quantities determined in accordance with the following formulae:

          [**]

     Upon the request of NORTEL NETWORKS, AIRVANA shall provide NORTEL NETWORKS with a Minimum Field Baseline Report, which indicates the minimum acceptable release numbers of a Product for in-service operation. The reports shall provide the details of specific Product releases for each applicable Software load. The reports shall contain aforementioned information for all current and previous releases of the Products, and clearly indicate for both Hardware and Software:

     a.   [**]

     b.   [**]

     c.   [**]

12.  Changes Requiring NORTEL NETWORKS Approval:

     NORTEL NETWORKS will have the times notes in 14) below to respond with approval, objections or requests for clarification, after which NORTEL NETWORK will be deemed to have approved of the change. AIRVANA shall notify the Component Engineer of NORTEL NETWORKS at the point of re-design and prior to implementation of the following:

          [**]

13. Changes Requiring Notification to NORTEL NETWORKS, But Not Requiring NORTEL NETWORKS Approval

     The following classes of change do not require NORTEL NETWORKS' approval prior to implementation. However, AIRVANA will submit notification of any such change to the Component Engineer of NORTEL NETWORKS prior to implementation. NORTEL NETWORKS will have the times notes in 14) below to respond with objections or requests for clarification, after which NORTEL NETWORK will be deemed to have accepted the change without objection.

          [**]

          Changes that meet none of the criteria in Section 12 above and would not reasonably come within the intent of those criteria.

14   Notification / Approval Process and Timeframes

     14.1 AIRVANA will provide NORTEL NETWORKS Component Engineering with a completed "AIRVANA Request for Change" form prior to the implementation of any change requiring approval as defined in Section 12 of this Appendix C.

     14.2 AIRVANA Request for Change shall be provided with at least the following advance notification prior to implementation (the "Notification Period"):

Type of Change:   Notification Period:   Approval or Comment Period
---------------   --------------------   --------------------------
[**]                      [**]                      [**]
[**]                      [**]                      [**]
[**]                      [**]                      [**]
[**]                      [**]                      [**]
[**]                      [**]                      [**]

     14.3 Subject to Section 14.5 below, NORTEL NETWORKS shall review the change within the applicable "Approval or Comment Periods" set forth above and notify AIRVANA within such period if it objects to the Request for Change.

     14.4 The nominated Component Engineer of NORTEL NETWORKS shall be responsible for granting and/or obtaining the approval/rejection of the Request for Change.

     14.5 If NORTEL NETWORKS does not object to a Request for Change within the Approval or Comment Period indicated in Section 14.2 above, NORTEL NETWORKS shall be deemed to have approved such Request for Change.

15.  Change Commitments

     Approval by NORTEL NETWORKS of any AIRVANA Request for Change does not waive AIRVANA's obligation, and in no way relieves AIRVANA of its obligation, to meet or exceed all of the Specifications for a Product.

16.  Requalification and Reports

     16.1 In the event that AIRVANA affects an approved change to the Form, Fit or Function of the Product, AIRVANA shall, at its own cost, requalify the affected portion(s) of the Product to the relevant part(s) of the Specifications. NORTEL NETWORKS may, at its option, request requalification of the Product either before or after implementation of the change. AIRVANA shall submit a copy of the requalification plan and report to NORTEL NETWORKS for review and acceptance.

     16.2 In addition, NORTEL NETWORKS may at it's own expense, require AIRVANA to perform an audit of the Product to demonstrate conformance to all the Specifications for the Product.

     16.3 Should NORTEL NETWORKS agree to requalification of the Product after implementation of the change and the Product fails to meet the Specification or the requalification report indicates incompatibility or adverse affects at NORTEL NETWORKS' system level, NORTEL NETWORKS retains the right to reject such Product change and require AIRVANA to
          (1) revert to the original Product design, or (2) effect further changes to meet Specification and eliminate the adverse effect on the NORTEL NETWORKS system.

     16.4 Should NORTEL NETWORKS not be satisfied with the results of the requalification report requested pursuant to section 16.1, or the test methodology used by AIRVANA, it may request AIRVANA to perform such further testing and/or reporting as it may reasonably require prior to approval of the requalified change.

17.  Notification

     17.1 AIRVANA shall send all notices of design changes to the following designated design, component engineering and procurement personnel, which may be amended from time to time.

          NORTEL NETWORKS Wireless Development Center
          Attention: Stephen Todd, Sr. Product Development Manager c/o Nortel Networks Limited
          MailStop 65D18G02
          100 Constellation Crescent
          Nepean, Ontario, CANADA
          K2G 6J8
          FAX: __________
          E-mail address: stodd@nortelnetworks.com

          NORTEL NETWORKS Component Engineering/Supply Management
          Attention: Director, Supply Management OEM Products
          Nortel Networks Inc.
          Mailstop 99113A61
          2221 Lakeside Blvd.
          Richardson, Texas 75082-4399
          FAX: 972-684-3355
          E-mail address: tuttgary@nortelnetworks.com

                                   APPENDIX D

                                DEVELOPMENT TERMS

The defined terms used in this Appendix D shall have the same meaning set forth for such defined terms in the Agreement, unless a different or additional meaning is set forth below.

In the event of any conflict between the terms and conditions of this Appendix D, as pertaining to a Project and Deliverables, and the terms and conditions of other portions of the Agreement as would apply to a Project and Deliverables, the terms and conditions of this Appendix D shall take precedence unless explicitly stated in this Appendix D. In the event of any conflict between the terms and conditions of this Appendix D, as pertaining to a Project and Deliverables, and the terms and conditions of the Statement of Work as would apply to a Project and Deliverables, the terms and conditions of this Appendix D shall take precedence.

PART I: DEFINITIONS

     1. As used in this Appendix D, the Statements of Work attached hereto or executed hereunder (which are all part of or deemed to be a part of this Appendix D), unless otherwise defined:

          A. "Background IPR" of a Party means any IPR of such Party, or any IPR licensed from a third-party by such Party, that is conceived, created, or developed prior to, or independent of any work performed under this Appendix D or a Project hereunder, whether or not such IPR is incorporated into a Deliverable. Background IPR also means the subject matter of such IPR;

          B. "Confidential Information" shall have the same meaning as set forth in Section 15 of the Agreement, and shall additionally include, without limitation, the terms and conditions of this Appendix D and any Statement of Work, Foreground IPR, and Background IPR;

          C. "Deliverables" means the information, goods and/or services described and itemized in any of the Statements of Work attached hereto or executed hereunder which are to be provided by AIRVANA, and which may include but are not limited to, hardware, firmware, software, services, and all related Documentation and design data, including but not limited to, design specifications, schematics, functional and interface specifications, acceptance test plans, system descriptions and technical information. "Deliverables" shall be treated as "Products" for all purposes of the Agreement with respect to any provisions of the Agreement that are cross-referenced in this Appendix D;

          D. "Deliverable Acceptance Criteria" means for a Deliverable, those aspects of its Specification with which the Deliverable must conform in order to be accepted by NORTEL NETWORKS, as defined in the Statement of Work associated with such Deliverable;

          E. "Delivery Date" means a date (as provided in a Statement of Work) upon which AIRVANA is to provide NORTEL NETWORKS with one or more particular Deliverables or Projects;

          F. "Documentation" means all printed or electronic documentation, including updates, which AIRVANA provides or makes available with Deliverables;

          G. "Exploit" or "Exploitation" means any of copying, using, selling, preparing derivative works of, reproducing, leasing, modifying, translating, licensing, sublicensing, distributing, testing, configuring, verifying, marketing, or maintaining tangible or intangible property, or performing any other commercially beneficial activity or having another perform any such commercially beneficial activity in accordance with the Agreement, with such property;

          H. "Foreground IPR" means any IPR that is conceived, created, developed or contracted to be developed by a Party in the course of performing work under the Project, whether or not such IPR is incorporated into or infringed by the Exploitation of one or more Deliverables, and shall include for greater certainty all IPR incorporated in Deliverables that is not Background IPR. Foreground IPR also means the subject matter of such IPR;

          I. "Intellectual Property Right" (IPR) means any and all rights in any invention, discovery, improvement, utility, model, copyrightable work, industrial design or mask work, algorithm, data structure, trade secrets or know-how, Confidential Information, or any idea having commercial value. IPR shall include all rights of whatsoever nature in computer software and data, all intangible rights or privileges of a nature similar to any of the foregoing in every case in any part of the world and whether or not registered, and all rights in any applications and granted registrations for any of the foregoing rights;

          J. "Milestone" means a portion of a Project wherein one or more Deliverables are to be provided by AIRVANA to NORTEL NETWORKS;

          K. "Party" means either NORTEL NETWORKS or AIRVANA; "Parties," means NORTEL NETWORKS and AIRVANA.

          L. "Project" means a specific Deliverable or series of Deliverables as described in the Statement of Work attached hereto or executed hereunder, to be provided by AIRVANA to NORTEL NETWORKS in accordance with the terms and conditions of this Appendix D;

          M. "Project Manager" means the representative(s) designated by each Party for each Project, who are collectively responsible for receiving and distributing Specifications and Deliverables defined under their respective Projects, and for discussing Project-related issues, as set forth in the Statement of Work;

          N. "Specification" means a written description of the function, operation, performance, manufacturability, and/or other technical characteristics of a given Deliverable or Project, as is defined in the Statement of Work associated with such Deliverable or Project;

          O. "Statement of Work" means the Project description and details agreed upon between the Parties which may be attached hereto or to the Agreement, each of which Statements of Work whether attached hereto, referenced herein or in the Agreement or executed hereunder, shall be deemed to form a part hereof;

          P. "Worker" means the employees or contractors that AIRVANA and/or NORTEL NETWORKS uses to fulfill its obligations under this Appendix D; and

          Q. "Work Plan" means the timetable that the Parties agree to follow in completing their obligations relating to a Project, as defined in the Statement of Work associated with such Project.

PART II: WORKING RELATIONSHIP

SECTION A: PROVISION AND ACCEPTANCE OF DELIVERABLES AND PROJECTS

     1. AIRVANA shall provide NORTEL NETWORKS with the Deliverables as set out in the Statement of Work in accordance with the terms and conditions of this Appendix D and the Agreement and other details about the Project as set out in the Statement of Work.

     2. AIRVANA acknowledges that time is of the essence in completing each Project, and that AIRVANA's failure to deliver any Project on its Delivery Date will result in expense and damage to NORTEL NETWORKS. AIRVANA shall complete each Project on time. AIRVANA shall inform the appropriate NORTEL NETWORKS Project Manager at its earliest possible opportunity of any anticipated delays in the Work Plan and of the actions being taken to assure completion of each Project within a time-period acceptable to NORTEL NETWORKS. If this Part II, Section A2 is breached by AIRVANA, then NORTEL NETWORKS a) shall have the rights to modify the applicable Statement of Work pursuant to Section B of this Part II or b) shall have the rights set forth in Clauses 13.2 through and including 13.5 and Clause 12.3 of the Agreement, if such breach is applicable to the Deliverables specified in those sections of the Agreement.

     3. Upon receipt of a Deliverable from AIRVANA, NORTEL NETWORKS may accept the Deliverable at any time, except, however, that if a Deliverable is designated in the applicable Statement of Work or in the Agreement as being for NORTEL NETWORKS review only and not for "acceptance" ("Review Deliverable"), such review shall be conducted in accordance with Clause 4.1 of the Agreement or in accordance with other regular Project Team reviews occurring on a more frequent basis than as set forth in such Clause 4.1. Upon receipt of all the Deliverables comprising a Project, NORTEL NETWORKS may accept the Project at any time, except as required in Clause 13.2 of the Agreement. Subject to the foregoing regarding Review Deliverables, upon receipt of a Deliverable or Project from AIRVANA, NORTEL NETWORKS shall only accept such Deliverable or Project by having its Project Manager send a notice in writing (including by email) to AIRVANA's Project Manager.

     4. Subject to the foregoing regarding Review Deliverables and unless a specific period of time to conduct tests for that Deliverable ("Deliverable Test Period") is specified in the Statement of Work describing such Deliverable, upon receipt of any of the Deliverables from AIRVANA, NORTEL NETWORKS shall have [**], except as required in Clause 13.2 of the Agreement, to conduct tests for any Deliverables to determine whether or not a Deliverable individually or the Deliverables collectively conform to the Deliverable Acceptance Criteria. If a specific Deliverable Test Period is specified in the Statement of Work, NORTEL NETWORKS shall have such period during which to conduct the applicable tests. If the Deliverable meets its Deliverable Acceptance Criteria, NORTEL NETWORKS shall accept the Deliverable. If the Deliverable fails to meet its Deliverable Acceptance Criteria, NORTEL NETWORKS may choose not to accept the Deliverable, and shall provide AIRVANA's Project Manager with a notice (including by email) stating in reasonable detail the manner in which the unaccepted Deliverable failed to meet such Deliverable Acceptance Criteria. Upon receipt of such a notice from NORTEL NETWORKS, except for Release 2.0 or Release 3.0 Software Deliverables, AIRVANA shall perform the required technical problem resolution activities set forth in the Statement of Work to correct the unaccepted Deliverable within the applicable timeframes agreed upon in the Statement of Work so that it meets its Deliverable Acceptance Criteria. Upon receipt of the adjusted Deliverable from AIRVANA, except for any Release 2.0 or Release 3.0 Software Deliverables and unless a specific Deliverable Test Period is specified in the Statement of Work, NORTEL NETWORKS shall again [**] to conduct tests for any Deliverables to determine whether or not a Deliverable individually or the Deliverables collectively conform to the Deliverable Acceptance Criteria. If the adjusted Deliverable still does not pass its Deliverable Acceptance Tests, NORTEL NETWORKS shall have the option of either:

               a. requiring AIRVANA to join NORTEL NETWORKS in repeating the procedure set forth in this Subsection 4;

               b. invoking any deviation and/or waiver process set forth in the applicable Statement of Work; or

               c. modifying the applicable Statement of Work pursuant to Section B of this Part II.

          For AIRVANA's first submission to NORTEL NETWORKS of Release 2.0 and Release 3.0 Software Deliverables (together with the 0D hardware deliverable), if such first submission of Release 2.0 or Release 3.0 Software Deliverables (together with the 0D hardware deliverable) does not pass its respective Deliverable Acceptance Tests, NORTEL NETWORKS shall have the rights set forth in Clauses 13.2 through and including
          13.5 and Clause 12.3 of the Agreement;

     5. Notwithstanding the last paragraph of Section 4 above, upon NORTEL NETWORKS' acceptance of all the Deliverables of a Project, NORTEL NETWORKS may conduct any applicable Project Acceptance Tests to determine whether or not the Project's Deliverables collectively meet any acceptance criteria applicable to such Deliverables collectively as set out in the associated Statement of Work (hereinafter, Project Acceptance Criteria). The Project Acceptance Tests shall be based on the Project Acceptance Criteria specified for the Project in its Statement of Work. If the Project fails to meet any of its Project Acceptance Criteria, the Parties shall apply the notification and perfection procedure described in Section A4 of Part II, to the entire Project as a whole (as opposed to any individual Deliverable) until it conforms with each of such Project Acceptance Criteria.

SECTION B: CHANGES TO THE STATEMENT OF WORK

     1. At any time during a Project, NORTEL NETWORKS may submit requests to change any aspect of the Statement of Work, including any Specifications or other technical or engineering changes defined under the Project (a "Change Request"). All such requests shall be made in a Change Request that shall be provided to AIRVANA's Project Manager.

     2. Within [**] working days following AIRVANA's receipt of a Change Request, AIRVANA shall respond to the requests contained in the Change Request by submitting to NORTEL NETWORKS one or more proposed modifications to the Statement of Work. Each such modification proposed by AIRVANA shall specify, without limitation, any impact such modification may have on any of the Delivery Dates, Deliverables, fees (if applicable), or expenses associated with the Project. Within [**] working days following NORTEL NETWORKS' receipt of such proposed modifications, NORTEL NETWORKS shall respond to such proposed modifications by either:

               A. terminating this Appendix D by notice in writing, in which case NORTEL NETWORKS shall be deemed to have terminated this Appendix D for convenience and the obligations set forth in Clause 12.2 of the Agreement shall apply;

               B. accepting the proposed modifications, in which case the Statement of Work shall be deemed to have been modified accordingly; or

               C. rejecting all the modifications proposed by AIRVANA without terminating the Statement of Work, in which case both Parties shall continue meeting their obligations under the existing Statement of Work.

          Nothing in this Section B precludes AIRVANA from suggesting changes and/or additions to any aspects of a Project, including any Specifications defined under the Project.

SECTION C: NOTICES AND CONTACTS

Each Party shall identify one Project Manager for each Project in the applicable Statement of Work. The Project Managers of each Party shall have overall responsibility for their Party's development activities under a given Project (including communications regarding activities relating to development) as may be more specifically set forth in the Statement of Work. A Party shall give notice (including by email) in writing of its intent to change its Project Managers.

SECTION D: TRAINING

AIRVANA shall perform any training requirements related to Projects in accordance with the applicable Statement of Work.

SECTION E : SAFETY OF WORKERS

Each Party shall take all steps reasonably necessary to ensure that the health and safety of the Workers of the other Party, is not compromised while such Workers perform work under this Appendix D at its sites. Each Party shall advise such Workers of the rules and regulations governing their conduct at its sites. Each Party's Workers shall abide by the rules and regulations governing their conduct while on or at the other Party's sites.

PART III: DEVELOPMENT FEES AND PAYMENTS

SECTION A: DEVELOPMENT FEES AND EXPENSES

1. Any fees due for Deliverables and the Projects hereunder shall be as set forth in the applicable Statement of Work. Unless otherwise specified in the applicable Statement of Work, if any fees are specified for a Project, AIRVANA shall not invoice NORTEL NETWORKS for the development fees for Deliverables provided under a Milestone until such Milestone is completed.

     A Milestone shall be deemed completed when NORTEL NETWORKS has accepted all the Deliverables associated with the Milestone. AIRVANA shall send invoices to NORTEL NETWORKS at the address set forth in the Statement of Work, or at such address as may be changed pursuant to such section. Invoices shall identify the Milestone and Deliverable for which invoiced work was done.

2. AIRVANA shall be responsible for all taxes and duties payable, if any, in respect of any Deliverable acquired pursuant to this Appendix D (including without limitation all excise and sales taxes) except for any taxes which are based on NORTEL NETWORKS' income.

3. For each Project, in no event shall NORTEL NETWORKS be liable to pay any development fees in excess of the fixed prices, if any, stated in the Statement of Work. AIRVANA acknowledges that it shall bear all expenses AIRVANA expects to incur in providing Deliverables and the Project to NORTEL NETWORKS. Consequently, NORTEL NETWORKS shall not be required to reimburse AIRVANA for any expenses incurred by AIRVANA in providing Deliverables and the Project under this Appendix D, unless such expenses are identified in the Statement of Work.

4. Notwithstanding the foregoing items 1 through 3, the Parties hereby acknowledge that there shall be no fees due for the development work set forth in the first Statement of Work for the 1xEV-DO solution Project other than for hardware in excess of [**] units provided at no charge for NORTEL NETWORKS' internal use in accordance with Appendix E, and AIRVANA acknowledges that it shall bear all expenses that AIRVANA expects to incur in providing Deliverables and the Project to NORTEL NETWORKS, unless mutually agreed in advance by both parties to the Agreement.

PART IV: OWNERSHIP AND GRANT OF LICENSES

SECTION A: IPR OWNERSHIP

Except as expressly agreed upon by the Parties in the applicable Statement of Work or otherwise, all Foreground IPR, including Foreground IPR incorporated in Deliverables, shall be owned by the Parties in accordance with Clause 22.1 of the Agreement.

Background IPR of a Party, including any Background IPR incorporated in Deliverables, shall remain the exclusive property of such Party as set forth in
Section 22 of the Agreement.

SECTION B: GRANT OF LICENSES

Except as expressly provided in the applicable Statement of Work or as agreed in writing otherwise between the Parties, and where Deliverables and/or Projects embody or incorporate Deliverables which embody or incorporate Background IPR and Foreground IPR which belong to AIRVANA, AIRVANA hereby grants to NORTEL NETWORKS a non-exclusive, perpetual, personal, non-transferable, non-assignable, indivisible, fully paid-up, license to use, modify, reproduce, integrate, import, market, sell, offer for sale, lease, offer for lease, sublicense or otherwise furnish any products and/or services that are either the subject matter of, or otherwise incorporate, (1) AIRVANA's Background IPR, but only to the extent that such license is necessary to Exploit Foreground IPR owned by AIRVANA, whether or not such Foreground IPR is incorporated in Deliverables, and
(2) the Foreground IPR owned by AIRVANA, but in either case of the foregoing items (1) or (2) only to the extent that such license is necessary to use, integrate, market, distribute, lease, hire, sell (including installation), resell and maintain or have maintained the NORTEL NETWORKS' products and services, as applicable.

NORTEL NETWORKS hereby grants to AIRVANA a non-exclusive, fully paid-up, worldwide, non-transferable, indivisible, personal license for the term of this Appendix D, subject to the provisions of the Agreement and the terms of the applicable Statement of Work to use, modify, prepare derivative works based on, and copy Background IPR provided by NORTEL NETWORKS pursuant to the Project. Such license shall be limited to and solely for the purposes of AIRVANA fulfilling its obligations under this Appendix D, the Agreement and the applicable Statement of Work.

PART V: TITLE AND RISK OF LOSS

Except as otherwise provided for in this Appendix D regarding ownership, title and risk of loss or damage to tangible Deliverables ordered under this Appendix D shall pass to NORTEL NETWORKS in accordance with Clause 7.4 of the Agreement.

PART VI: WARRANTIES AND LIMITATIONS

AIRVANA represents and warrants to NORTEL NETWORKS that the Deliverables shall be created under this Appendix D in a highly professional manner in keeping with reasonable industry practice and that the Deliverables will conform to the Specifications. AIRVANA represents and warrants that it: (a) is the sole and exclusive owner of Deliverables and the IPR therein or has obtained all rights and waivers necessary to grant the rights, title and interests granted to NORTEL NETWORKS under this Appendix D or contemplated under this Appendix D, that it has the authority to enter into this Appendix D and that the Deliverables and the IPR it provides to NORTEL NETWORKS under this Appendix D, including Foreground IPR incorporated in Deliverables, do not infringe any third-party IPR; (b) has the free, clear and absolute right to sell, transfer, assign and convey the same to NORTEL NETWORKS, to the extent agreed upon the Parties herein or in the Statement of Work; (c) has obtained and possesses the written waiver of any and all moral rights which may be held by all creators of Deliverables, including AIRVANA's Workers; and (d) has obtained and possesses the written agreement of all creators of Deliverables, including AIRVANA's Workers, selling, transferring, assigning and conveying to AIRVANA unrestricted and complete right, title and interest in such persons' contributions to Deliverables and the IPRs in and related to such contributions (including, without limitation, the unrestricted right of AIRVANA to further sell, transfer, license, assign and convey such right, title and interest to NORTEL NETWORKS).

PART VII: TERM AND TERMINATION

SECTION A: TERM AND TERMINATION OF APPENDIX D

     1. NORTEL NETWORKS shall have the right, in the sole exercise of its discretion and upon twenty (20) days prior written notice to AIRVANA, to terminate this Appendix D for convenience except as may be otherwise set forth for the 1xEV-DO solution Project in Section 12 of the Agreement. In such an event for any Projects other than the 1xEV-DO solution Project, the terms and conditions of Section B of this Part VII shall define the termination rights of the Parties.

     2. In the event of any material breach of this Appendix D, except as may be otherwise set forth for the 1xEV-DO solution Project in Section 12 of the Agreement, the non-breaching Party may terminate the terms of this Appendix D by giving [**] days prior written notice to the other Party. This Appendix D shall not, however, terminate if the other Party has cured the breach prior to the expiration of such [**] day period. If this Appendix D is terminated under this Section A2, the terms and conditions of Section C of this Part VII shall define the termination rights of the Parties except that Section 12 of the Agreement shall define the termination rights of the Parties for the 1xEV-DO solution Project.

     3.   Intentionally Omitted.

     4. Sections 12.5 and 12.6 of the Agreement shall respectively govern the rights of the Parties in the event of insolvency or bankruptcy of a Party, provided, however, that in the event AIRVANA becomes insolvent or is declared bankrupt and this Appendix D and/or the applicable Statement of Work is rejected by a trustee in bankruptcy, then if NORTEL NETWORKS elects to continue exercising any of the rights granted herein, such trustee shall:

               a. provide to NORTEL NETWORKS all Deliverables and related materials and Documentation AIRVANA is obligated to provide under this Appendix D, and;

               b. continue to recognize the licenses granted to NORTEL NETWORKS under this Appendix D.

          Unless and until the trustee rejects this Appendix D or the applicable Statement of Work, the trustee shall act in accordance with the terms and conditions of this Appendix D or the applicable Statement of Work.

     5. In addition to and subject to this Part VII, Part I entitled "DEFINITIONS", Part IV entitled "OWNERSHIP AND GRANT OF LICENSES", and
          Part VI entitled "WARRANTIES AND LIMITATIONS," shall survive termination of this Appendix D or the applicable Statement of Work.

SECTION B: TERMINATION FOR CONVENIENCE

     1. Except as set forth in Section 12 of the Agreement for the 1xEV-DO solution Project or as may otherwise be set forth in the applicable Statement of Work for other Projects, if NORTEL NETWORKS terminates an incomplete Project for convenience, or is deemed under this Appendix D to have terminated for convenience, all of the following shall apply:

          A. All rights and licenses granted in or under such incomplete Project pursuant to this Appendix D by each Party to the other shall terminate, with the exception of 1) those rights and licenses granted from AIRVANA to NORTEL NETWORKS to use or Exploit those Deliverables already delivered under the Work Plan as set forth in the applicable Statement of Work, including any of those Deliverables delivered in incomplete form if NORTEL NETWORKS has paid for such incomplete Deliverables or is obligated to pay under this Part VII, Section B.1(c) below and 2) those licenses granted under Part IV, B.2 to the extent necessary to allow AIRVANA to continue to meet its obligations;

          B. In the case where NORTEL NETWORKS has paid fees for development in accordance with the applicable Statement of Work AIRVANA shall immediately cease any Exploitation of the incomplete Project Deliverables, including those Deliverables which AIRVANA has not yet delivered to NORTEL NETWORKS, and within [**] Days of such termination, shall deliver to NORTEL NETWORKS all copies and portions of such Deliverables as well as all related materials and Documentation in its possession; and

          C. If development fees have been agreed upon for the Project, NORTEL NETWORKS shall pay to AIRVANA:

               1) all amounts then invoiced for the incomplete Project but not yet paid;

               2) all amounts then owing for accepted Deliverables for which invoices have not yet been issued, such amounts being based on the fixed prices listed for the applicable Milestones in the applicable Statement of Work; and

               3) all amounts owing for work applied by AIRVANA to unaccepted Deliverables for the current Milestone, such amounts being based on (iii.1) the most favorable consulting rates being currently charged by AIRVANA for similar work it does for other parties, and (iii.2) the amount of time and material actually expended by AIRVANA in performing such work, and such amounts being no greater than the agreed-upon maximum fixed price for such Deliverables as set out in the applicable Statement of Work.

SECTION C: TERMINATION FOR MATERIAL BREACH

     1) Except as set forth in Section 12 of the Agreement for the 1xEV-DO solution Project or as may otherwise be set forth in the applicable Statement of Work for other Projects, if NORTEL NETWORKS terminates an incomplete Project because of AIRVANA's uncured material breach under Section A.2 of this Part VII, or in accordance with Clause 12.5 of the Agreement, the applicable Statement of Work shall terminate and the following shall apply:

               a. all rights and licenses granted in or under such incomplete Project pursuant to this Appendix D by NORTEL NETWORKS to AIRVANA shall terminate with the exception of AIRVANA's rights of ownership granted in accordance with Part IV, Section A.1 of this Appendix D in certain of the Foreground IPR delivered hereunder, including such Foreground IPR incorporated in completed Deliverables and whether or not such Foreground IPR was developed by AIRVANA with use of NORTEL NETWORKS' Background IPR;

               b. In the case where NORTEL NETWORKS has paid fees for development in accordance with the applicable Statement of Work, AIRVANA shall immediately cease any Exploitation of the incomplete Project Deliverables, including those Deliverables which AIRVANA has not yet delivered to NORTEL NETWORKS, and within [**] Days of such termination, deliver to NORTEL NETWORKS all copies and portions of such Deliverables as well as all related materials and Documentation in its possession; and

               c. Any other remedies agreed upon by the parties in the applicable Statement of Work.

     2) Except as set forth in Section 12 of the Agreement for the 1xEV-DO solution Project or as may otherwise be set forth in the applicable Statement of Work for other Projects, if AIRVANA terminates an incomplete Project because of NORTEL NETWORKS' uncured material breach or in accordance with Clause 12.6 of the Agreement, all of the following shall apply:

               a. all rights and licenses granted in or under such incomplete Project pursuant to this Appendix D by each Party to the other shall terminate, with the exception of (1) those rights and licenses granted from AIRVANA to NORTEL NETWORKS to use or Exploit those Deliverables already delivered under the Work Plan as set forth in the applicable Statement of Work, including any of those Deliverables delivered in incomplete form if NORTEL NETWORKS has paid for such incomplete Deliverables or is obligated to pay under this
                    Part VII, Section 2.(c) below and (2) the licenses granted under Part IV, B.2 to the extent necessary to allow AIRVANA to continue to meet its obligations;

               b.   Intentionally omitted

               c. In the case where NORTEL NETWORKS has agreed to pay fees for development in accordance with the applicable Statement of Work, NORTEL NETWORKS shall pay to AIRVANA all amounts AIRVANA would have been owed at the end of the current Milestone had AIRVANA provided NORTEL NETWORKS all such Milestone's Deliverables in accordance with the Work Plan of such incomplete Project, less the amounts NORTEL NETWORKS has already paid to AIRVANA under this Appendix D for such incomplete Project.

PART VIII: INDEMNIFICATION AGAINST INFRINGEMENT CLAIMS

The terms and conditions set forth in Section 23 (entitled "Intellectual Property Rights Infringement Indemnification") of the Agreement shall apply to the Background IPR, Foreground IPR and the Deliverables which AIRVANA provides to NORTEL NETWORKS under this Appendix D, as if such terms were inserted in place of the term "Products" within such Section 23.

PART IX: CONFIDENTIAL INFORMATION

The terms and conditions set forth in Section 15 (entitled "Confidential Information") of the Agreement shall apply to the Confidential Information, as defined in this Appendix D, provided by the Parties to each other under this Appendix D.

                                   APPENDIX E

                             STATEMENT OF WORK NO. 1
                                       FOR
                            1XEV-DO SOLUTION PROJECT

The Statement of Work No. 1 shall be that certain document entitled "1x EV-DO Development and Test Statement of Work", Version 1.0, together with this Appendix E. This document defines the scope of work and deliverables for the development and test of the 1xEV-DO network solution between NORTEL NETWORKS and AIRVANA. AIRVANA shall provide the necessary labor, material, facilities, program management, data, equipment, software, services, travel, and other items necessary to successfully design, develop, manufacture, integrate, test and deliver the 1xEV-DO network solution in accordance with the above-referenced Statement of Work and other applicable documents referenced in such Statement of Work.

There shall be no non-recurring engineering charges to NORTEL NETWORKS applicable to the Statement of Work No. 1.

Time is of the essence in this development and deployment of this network as set forth in the Statement of Work No. 1.

AGREEMENT OF THE PARTIES REGARDING DOMS TO BE ORDERED FOR NORTEL NETWORKS' INTERNAL USE:

AIRVANA hereby provides NORTEL NETWORKS with a credit for a quantity of [**] MetroCell Data Only Module Products (DOMs). Any additional such DOMs which NORTEL NETWORKS requires for its internal use shall be purchased by NORTEL NETWORKS, invoiced and paid by one of the following options which NORTEL NETWORKS, in its discretion, will choose at the time the order for such additional DOMs is placed:

For DOMs shipped prior to December 31, 2002:

Option 1: NORTEL NETWORKS will purchase such DOMs at the price set forth in Appendix A. AIRVANA shall invoice NORTEL NETWORKS upon shipment with [**]% of such invoice amount due in accordance with Clause 7.2 of the Agreement, and the remaining [**]% shall be due from NORTEL NETWORKS no later than the later of January 21, 2003.

Option 2: NORTEL NETWORKS will purchase such DOMs at the price set forth in Appendix A less a [**]% discount. AIRVANA shall invoice NORTEL NETWORKS upon shipment for the entire amount, which invoice will be paid in accordance with Clause 7.2 of the Agreement.

For DOMs shipped after December 31, 2002:

NORTEL NETWORKS will purchase such DOMs at the price set forth in Appendix A and payment by NORTEL NETWORKS shall be in accordance with Clause 7.2 of the Agreement.

AGREEMENT OF THE PARTIES REGARDING SOFTWARE TO BE PROVIDED FOR NORTEL NETWORKS' INTERNAL USE:

All Software required by NORTEL NETWORKS for its internal use during the development and testing activities set forth in the Statement of Work shall be provided free of charge by AIRVANA.

PRODUCT INTEGRITY TESTING

Product Integrity testing of the DOM (together with the NORTEL NETWORKS MetroCell product) will be conducted by NORTEL NETWORKS at NORTEL NETWORKS' expense in accordance with the Specifications using whatever quantity of DOMs are required in NORTEL NETWORKS discretion. In the event that the DOM fails such Product Integrity testing, AIRVANA shall perform the required technical problem resolution activities set forth in the Statement of Work to correct such failures in all DOMs provided by AIRVANA to NORTEL NETWORKS for its internal purposes as described in the section above within the applicable timeframes agreed upon in the Statement of Work so that all the DOMs meet the applicable Specifications. Any second or more occurrences of Product Integrity testing of the DOM (together with the NORTEL NETWORKS MetroCell product) shall be conducted by NORTEL NETWORKS and the costs and expenses of each such additional retestings of Product Integrity, including without limitation as to the nature of such costs and expenses, product integrity laboratory charges, labor, equipment, rents required to support the tests, shall be paid as follows:

- If the failure leading to the retesting was a failure in the DOM only, AIRVANA shall pay all of the above costs and expenses for the additional testing, including replacement by AIRVANA of additional DOMs at no cost if required due to breakage or malfunction during the preceding testing which is having to be repeated

- If the failure leading to the retesting was a failure in both the DOM and the MetroCell product, the Parties shall share the costs and expenses of such additional testing on a pro rata basis to the same extent as the DOM or MetroCell product caused the failure and requirement for retesting

- If the failure leading to the retesting was a failure in the MetroCell product only, NORTEL NETWORKS shall pay all of the above costs and expenses for the additional testing.

In the event that AIRVANA is responsible for such additional costs and expenses in accordance with the above, AIRVANA shall directly pay for such costs to the suppliers of the relevant services and/or facilities.

LIST OF BACKGROUND IPR OF THE PARTIES

The following tables identify the Background IPR which each Party contends is applicable to this Statement of Work No. 1 for the 1xEV-DO solution Project. The Parties may add Background IPR to this list at any time prior the conclusion of the Project. The identification of such Background IPR shall not be deemed to be conclusive against the other Party or an admission or agreement by the other Party with respect thereto but only as an identification of Background IPR claimed by the Party listing it:

DELIVERABLE   AIRVANA'S BACKGROUND INTELLECTUAL   NORTEL NETWORKS' BACKGROUND
DESCRIPTION                PROPERTY                  INTELLECTUAL PROPERTY
-----------   ---------------------------------   ---------------------------
[**]                         [**]                              [**]
                             [**]
[**]                                                           [**]
[**]                                                           [**]

                            AIRVANA'S LIST OF THIRD PARTY   NORTEL NETWORKS' LIST OF THIRD
DELIVERABLE                   IPR INCLUDED IN AIRVANA'S      PARTY IPR INCLUDED IN NORTEL
DESCRIPTION   THIRD PARTY          BACKGROUND IPR              NETWORKS' BACKGROUND IPR
-----------   -----------   -----------------------------   ------------------------------
[**]              [**]                                                   [**]
                  [**]                   [**]
                  [**]                   [**]
                  [**]                   [**]
                  [**]                   [**]
                  [**]                   [**]
                  [**]                   [**]
                  [**]                   [**]
                  [**]                   [**]

                                   APPENDIX F

                              Intentionally Omitted

                                   APPENDIX G

                                   EDI AND TDI

1.0  PART I: ELECTRONIC DATA INTERCHANGE ("EDI") TRANSMISSION

1.1 This Part I of this Appendix G contemplates EDI transmissions of information and Orders, Blanket Orders, Transaction Set 850 Releases or EDIfact P.O. Releases (collectively, in this Appendix G, "Orders"), acknowledgments and invoices. The EDI transactions shall be governed by the Agreement, as modified by this Part I of Appendix G. This Part I of Appendix G shall not apply to Orders delivered solely in hard copy document form.

1.2 EDI transactions shall be made through a third-party computer network with which NORTEL NETWORKS and AIRVANA have a services agreement ("Network"). EDI transactions shall be made in accordance with the version of either 1) the American National Standards Institute ("ANSI") Business Data Interchange Standards ANSI X12, or 2) Electronic Data Interchange for Administration, Commerce and Transportation ("EDIfact") version, which NORTEL NETWORKS then utilizes at the time of transaction (which the parties acknowledge as of the Effective Date NORTEL NETWORKS preferred version is EDIfact Issue No. D97A), inclusive of transaction sets or comparable EDIfact electronic messages, data dictionary, data elements and transmission control. Each party shall be responsible for its respective costs incurred in sending and receiving EDI transmissions.

1.3 AIRVANA shall access at least [**] on each business day, or more often as mutually agreed upon between the Nortel Networks Company purchasing location and AIRVANA, the Network to determine whether it has received any Orders (ANSI X12, Transaction Set 850 or EDIfact 2.0 ORDERS). A functional Acknowledgment of Receipt of Transmission (ANSI X12, Transaction Set 997) or an EDIfact functional Acknowledgement Receipt of P.O. Message (EDIFACT FUNACK) shall be transmitted immediately upon receipt of an EDI Order. A full Transaction Acknowledgment (ANSI X12, Transaction Set 855 or EDIfact ORDSP) shall be transmitted by AIRVANA within [**] business days after transmittal of the functional Acknowledgment of Receipt of Transmission. Each Order shall contain and each full Transaction Acknowledgment shall confirm the Price, quantity, Product description by part number, Delivery Location, location to which the invoice shall be rendered for payment, method of shipment, and Shipping Date.

1.4 To reschedule, cancel or otherwise change an Order, NORTEL NETWORKS shall transmit a Purchase Order Change (ANSI X12, Transaction Set 860 or EDIfact ORDCHG) and AIRVANA shall transmit a Purchase Order Change Acknowledgment (ANSI X12, Transaction Set 865 or EDIfact ORDSP) to the appropriate Nortel Networks Company within [**] business days after receipt by AIRVANA of the Purchase Order Change.

1.5 Any Forecast information shall be sent using ANSI X12, Transaction Set 830 with a quantity status code of "D" shown in the applicable time period field or EDIfact DELFOR with a delivery plan status indicator of 4. A Transaction Set 830 Release (ANSI X12, Transaction Set 830 with a quantity status code of "C" shown in the applicable time period field on such Transaction Set) or EDIfact DELFOR with a delivery plan status indicator of 1 shall be transmitted by NORTEL NETWORKS to confirm a Shipping Date for specific quantities of Product covered by a Blanket Order, where NORTEL NETWORKS requires AIRVANA to send an Advanced Shipment Notice (ANSI X12, Transaction Set 856 or EDIfact DESADV) prior to shipment. Upon receipt of such Transaction Set 830 Release or EDIfact DELFOR, AIRVANA shall transmit to NORTEL NETWORKS such Advanced Shipment Notice not less than the number of days agreed upon between the Delivery Location and AIRVANA prior to shipment of the quantity of Product covered by such Transaction Set 830 Release or EDIfact DELFOR.


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

1.6 The Nortel Networks Company, ordering under the Agreement, shall access at least [**] on each business day the Network to determine whether it has received any "Invoices" (ANSI X12, Transaction Set 810 or EDIfact INVOIC). A functional Acknowledgment of Receipt of Transmission (ANSI X12, Transaction Set 997 or comparable EDIfact electronic message) shall be transmitted immediately upon receipt of an Invoice.

1.7 NORTEL NETWORKS shall not have any liability to AIRVANA for Orders or Invoices erroneously transmitted to or received by AIRVANA due to the malfunction of or a defect in the Network or other causes beyond NORTEL NETWORKS' reasonable control. If AIRVANA receives a distorted EDI transmission, AIRVANA shall immediately contact the Network to reject the distorted transmission and request that such transmission be resent. If AIRVANA receives an Order by EDI transmission stating a quantity and/or price significantly higher or lower than the typical quantity and/or price shown on Orders issued by that Nortel Networks Company ordering location, AIRVANA shall immediately contact such ordering location to confirm the accuracy of the electronically transmitted Order.

1.8 Each party shall adopt as its signature an electronic identification consisting of symbol(s) or code(s) which shall be affixed to or contained in each document transmitted by such party ("Signatures"). Each party agrees that its Signature shall be sufficient to verify that such party originated and authorized such document. Neither party shall disclose the Signature of the other party to any unauthorized third party.

1.9 Any document properly transmitted pursuant to this Part I of Appendix G shall be deemed to be a "writing" or "in writing", and any such document when containing, or to which there is affixed, a Signature ("Signed Documents") shall be deemed for all purposes (a) to have been duly authorized and executed and (b) to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business. The parties agree not to contest the validity or enforceability of Signed Documents under the provisions of any applicable law relating to whether certain agreements are to be in writing or signed by the party to be bound thereby. Signed Documents, if introduced as evidence on paper in any judicial, arbitration, mediation or administrative proceedings, shall be admissible as between the parties to the same extent and under the same conditions as other business records originated and maintained in documentary form.

                                     PART II
                 TECHNICAL DATA INTERCHANGE ("TDI") TRANSMISSION

2.0  PART 2: TECHNICAL DATA INTERCHANGE ("TDI") TRANSMISSION

2.1 This Part II of Appendix G contemplates the electronic transmission of various types of data files, including but not limited to engineering and material specifications, drawings, computer-aided designs ("CADs"), models, plot and flat files ("Technical Data Interchange" or "TDI"). The TDI transmissions between each Nortel Networks Company and AIRVANA shall be governed by the Agreement and this Part II of Appendix G.

2.2 AIRVANA will provide to NORTEL NETWORKS a special 24-hour secure shell-based file transfer protocol ("FTP") site for immediate access. The parties shall cooperate in adequately testing the FTP site prior to its implementation. The FTP site can also be used to transfer TDI between NORTEL NETWORKS and AIRVANA for technical support and review. The FTP site will be secure by providing an encrypted link for transmitting confidential information over the public network, ensuring access to the site is limited to AIRVANA and NORTEL NETWORKS employees or designated contractors on a need-to-know basis and password limited. Required passwords shall meet NORTEL NETWORKS standards for password requirements (NORTEL NETWORKS Corporate Standard 10013.00), a copy of which can be made available to AIRVANA upon request under appropriate confidentiality terms, or, if required passwords do not meet such standards, the applicable password rules of AIRVANA must be approved by NORTEL NETWORKS. AIRVANA shall treat each TDI transmission as Confidential Information under the applicable provisions of the Agreement.

2.3 Specific technical requirements for the software or servers to be used may be specified by NORTEL NETWORKS in the applicable Statement of Work or elsewhere in writing.

                                   APPENDIX H

                                QUALITY STANDARDS

1. Each of AIRVANA's facilities supplying Product to NORTEL NETWORKS shall take all necessary steps to achieve and maintain the status of a fully certified NORTEL NETWORKS Supplier and shall use Reasonable Efforts to meet NORTEL NETWORKS' requirements for certification as set forth in Appendix I.

2. AIRVANA shall obtain and maintain the applicable ISO compliance for its facilities in accordance with Clause 4.5 of the Agreement.

3. Each of AIRVANA's facilities supplying Product to NORTEL NETWORKS shall allow NORTEL NETWORKS reasonable access during normal business hours to their facilities and data for source inspection or process audits provided that in such cases NORTEL NETWORKS personnel involved shall be subject to AIRVANA's normal safety, security and confidentiality requirements and shall not unreasonably interfere with the business operations of AIRVANA. Should NORTEL NETWORKS reasonably believe that a source inspection is necessary, such inspection may include a review of any and/or all functional tests.

4. AIRVANA agrees to respond to quality concerns expressed by NORTEL NETWORKS, following receipt from NORTEL NETWORKS of appropriate data and suspect material, in the following manner:

          (a)  verbally within [**]; or

          (b)  in writing within [**].

5. All items of Product shall have an annualized return rate as specified in the "1xEV-DO Network Solution OEM Minimum Requirements Specification", Version 1.0:

6. AIRVANA agrees to monitor and report to NORTEL NETWORKS Product reliability on a [**] basis for the purpose of determining the return rates set forth in Clause 5 above. NORTEL NETWORKS shall have the right to audit these reports at its discretion. Such audit shall be performed by qualified NORTEL NETWORKS personnel and shall be performed at NORTEL NETWORKS' cost.

7. During the period in which an item of Product exceeds the required return rate all returns of such Product above the greater of: a) [**] percent ([**]%) higher than the annualized return rate specified in the 1xEV-DO Network Solution OEM Minimum Requirements Specification, Version 1.0, or b) [**] percent ([**]%), returned products shall be repaired or replaced free of charge if during the warranty, or have a credit issued for the amount of the repair/replacement charge set out in Appendix A if out of warranty and not covered by ongoing annual maintenance extension. All such repairs and/or replacements shall be warranted for the greater of (i) a [**] day warranty period or (ii) the balance of the outstanding warranty period. AIRVANA shall also reimburse NORTEL NETWORKS for its Pro-Rata Share of NORTEL NETWORKS' field engineering replacement costs for those DOM units which exceed the greater of: a) [**] percent ([**]%) higher than the annualized return rate specified in the 1xEV-DO Network Solution OEM Minimum Requirements Specification, Version 1.0, or b) [**] percent ([**]%), For the purposes of this Clause 7 of this Appendix H, "Pro-Rata Share" shall mean a fraction, the numerator of which is the price at which AIRVANA sold the DOM units in question to NORTEL NETWORKS, and the denominator of which is the price at which NORTEL NETWORKS sold such DOM units to its Customers.

8. AIRVANA agrees to monitor and report on Product reliability (including MTBF statistics as determined by AIRVANA and agreed with NORTEL NETWORKS) through laboratory testing comprising simulated life tests and periodic Product requalification.

9. If AIRVANA, acting reasonably, agrees with NORTEL NETWORKS that there are grounds to believe there is a significant quality problem, NORTEL NETWORKS' personnel may be placed into AIRVANA's


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

     manufacturing processes (for the purpose of performing or monitoring such processes) to ensure that the resultant Products meet NORTEL NETWORKS' quality requirements, subject to the restrictions on personnel set out in Clause 3 of this Appendix H. The foregoing would occur at NORTEL NETWORK'S expense.

10. AIRVANA shall also a) meet any ship product quality levels (SPQL) for the Products as may be set forth in the applicable Statement of Work or the Specifications, including the performance by AIRVANA of ESS as required therein, and b) perform any other root cause analysis on failed Products as may be set forth in the applicable Statement of Work or the Specifications.


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

                                   APPENDIX I

                 NORTEL NETWORKS SUPPLIER CERTIFICATION CRITERIA

NORTEL NETWORKS CORPORATE STANDARDS, latest issue:

180.40 - Supplier Capability, Qualification and Certification Program

180.50 - Supplier Capability Assessment Process

180.51 - Supplier Capability Questionnaire

180.60 - Commodity/Supplier Introduction and Qualification Process

180.90 - Supplier Certification Process


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

                                   APPENDIX J

                              INTENTIONALLY OMITTED

                                   APPENDIX K

                              INTENTIONALLY OMITTED


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

                                   APPENDIX L

                          FIELD UPGRADES AND RETROFITS

1.   SCOPE

     This Appendix L outlines a joint NORTEL NETWORKS/AIRVANA process for application of field upgrades and retrofits. It provides the basis for day to day retrofit planning, retrofit cost sharing (except with respect to cost sharing for those retrofits required in accordance with Section 11 of Appendix C or Section 7 of Appendix H) and field/factory implementation across all governing contracts in place as of the Effective Date of the Agreement.

     This Joint Process also outlines the requirements for tracking and verification of completed retrofit activity such that NORTEL NETWORKS and AIRVANA will be able to understand and estimate the potential liabilities.

2.   RETROFIT ADMINISTRATION

     AIRVANA and NORTEL NETWORKS shall convene a joint operating team to act as the sole administrators of the joint retrofit process ("Joint Retrofit Team"). The team will be comprised of appropriate individuals from both companies, a team chairperson at each company and the required field engineering, analysts and finance personnel of each company.

2.1  Retrofit Initiating Sources

     Both AIRVANA and NORTEL NETWORKS convene "Change Control Boards" or "Review Boards". Applicable Drawing Change Requests ("DCRs") or Engineering Changes ("ECs") that require Products in the field to be revised will initiate candidates for the joint retrofit process ("JRP"). In addition, quality alerts that impact each company to a similar degree may initiate a JRP.

3.   RETROFIT INITIATION

     DCRs and ECs classified as "field impacting" will initiate field upgrades. Typically either a Change Control Board or Review Board will evaluate and make the classification. Any determination of a valid retrofit requirement will be made and agreed upon by both NORTEL NETWORKS and AIRVANA. The outstanding agreed upon retrofit list shall be maintained on a regular basis and made available to the Joint Retrofit Team and its supporting organizations in both companies.

4.   RETROFIT ANALYSIS

     Retrofits will be analyzed by the Joint Retrofit Team. Analysis will be completed, using the NORTEL NETWORKS/AIRVANA Joint Authorization Form (as described in Clause 4.7 below) for each retrofit.

     The following steps define the process for assessing and developing the retrofit strategy, plan and implementation.


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4.1  Data Gathering

4.1.1 Fielded Population: The information gathered in field population estimates must reflect Products shipped and delivered to Customers; Products not yet shipped/delivered do not fall under the responsibility of the retrofit process; any upgrades prior to delivery to Customer are at the sole expense of the AIRVANA

4.1.2 Documentation Required to Initiate as Retrofit: Ensure the controlling DCR and EC are completed and in place.

4.1.3 Determination of Priority: Define the impact of the issue on the Customer's Product performance. The impact will aid in the scheduling of the retrofit activity (i.e. high impact items are a priority). This explanation should be included in the impact section in the EC or DCR and carried forward on the NORTEL NETWORKS/AIRVANA Joint Authorization Form in the appropriate location.

4.2  Acceptable retrofit strategies are:

4.2.1 Replacement: The units in the field will be fully replaced with i) new units, ii) modified units from stock if mutually agreed upon in the Joint Authorization Form, or iii) otherwise repaired units provided that 1) use of such repaired units is mutually agreed upon in the Joint Authorization Form and 2) AIRVANA extends the warranty to the equivalent of new.

4.2.2 Repair and Return: Units in the field will be returned to the repair facility to be upgraded. Advance replacement is a variation where replacements are sent to the field before the fielded item is returned for repair. All upgrades shall be Backward Compatible.

     Note: For "repair and return", a mutually agreed upon quantity of "float stock" will be made available to recycle through the field and repair facilities. "Float stock" is an advance replacement item that is directly associated with a corresponding pending repair. Float stock size and residual value will be determined as part of the retrofit analysis.

4.2.3 Field Modification: In specific cases, it may be possible to upgrade units in the field. Upgrade kits will be sent to the field for field application. All upgrades shall be Backward Compatible.

     Note: For all retrofit strategies, units in the field, whether being scrapped or repaired, will be made available, at the original manufacturer's discretion, to the original manufacturer for disposition. The number of units returned and/or repaired should equal the shipped number of retrofit units. In all cases, the number of units returned and/or repaired should equal the original quantity shipped subject to the retrofit in question.

4.3  Change Application Procedure (CAP)

     NORTEL NETWORKS will be prime for development of a documented change application procedure for each field retrofit. In each case, the non-prime company reserves the right to review as well as present alternatives to the procedures developed by the prime. Further, all CAPs must be mutually agreed to prior to its acceptance as the official retrofit procedure.

     The CAP document includes detailed methodology for field applications to include preparation, required equipment, the change procedure on site, kit/material identification, testing after the change, labor hour content and any special logistics, etc.


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

4.4  Cost Estimates

     Cost estimates shall be completed by the Joint Retrofit Team prior to initiating a retrofit as part of completing the NORTEL NETWORKS/AIRVANA Joint Authorization Form. The change application procedure will serve as the basis for the buildup of the retrofit costs.

     The cost estimate should reflect a "standard" cost for the retrofit, primarily consisting of labor and material directly associated with the retrofit work. The estimates must be specific to the work being performed; indirect efforts associated with the retrofit (i.e. administrative support, travel costs, management, etc.) are specifically excluded.

     The "costs" as reflected in the estimates are to represent the reasonable value of the material and labor associated with the retrofit; the reasonable value shall be exclusive of any profit.

     The estimates will be reviewed and approved per the matrix as specified in the Joint Authorization Form. Once approved, the estimates will serve as the basis for the allocation of the retrofit work between the two companies. The goal of the Joint Retrofit Team is to allocate the work associated with each specific estimated retrofit to the appropriate pro rata share as designated by the dollar value obligation called out for each company respectively. Allocation of identified retrofit requirements that lead to a sharing of costs out of balance with the pro rata requirement for a given retrofit should be avoided; however, balances as a result of the disproportionate allocation of work will be rolled forward to the next available retrofit for consideration in the breakout of that work. Alternatively, if mutually agreed, costs may be borne by one of the two parties with the outstanding portion of the other party's pro rata share to be reimbursed to such party upon completion of the JRP.

     In addition, retrofit estimates can be revised only if both companies mutually agree to alter the original estimate. Any changes are subject to and must be submitted for the approvals as specified in the Joint Authorization form.

     Actual costs incurred by a party associated with the retrofit are the responsibility of each party to track and manage.

4.5  Material

     Material costs for component level upgrades or repairs shall be based on mutually agreed-to costs from the supplying party(s) at the time of the retrofit analysis. The basis of the material "cost" should reflect within reason the actual cost to the supplying company, and it should reflect the cost as carried on the company's books, plus a reasonable adder as required to reflect 'touch labor' as well as other costs associated with supplying the material not carried in the inventory valuation.

4.6  Labor

     Labor shall be estimated (via the CAP identified in Section 4.3 above) and the costs included in the NORTEL NETWORKS/AIRVANA Joint Authorization Form. Labor rates shall be taken from a mutually agreed labor rate table. The estimated labor component must be directly associated with the given retrofit - in effect, it must serve as a 'standard' for the retrofit.

4.6.1 Labor Rates: Labor rates will be set at the start of the retrofit process. These rates will remain in effect for the duration of the retrofit agreement.


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

4.6 Field Population Estimates

     Key to the determination of the retrofit scope is the accurate count of the impacted Products and Software. As such, it is imperative that the affected field population counts be documented and reflect the revision level of the item subject to retrofit. This data will be made available to the Joint Retrofit Team and must be appended to the Joint Authorization Form submitted for approval.

     The field population information gathered will serve as the basis for data sets to be input and tracked in the retrofit spreadsheet/data base. This spreadsheet/data base will serve to track the open and closed retrofits on a system by system basis so as to be able to 1) verify the work completed to date, and 2) verify the open liabilities remaining.

4.7 NORTEL NETWORKS/AIRVANA Joint Authorization Form (to be developed and mutually agreed upon)

     This form shall be utilized to obtain approval for any retrofits. Each retrofit case shall be developed jointly by NORTEL NETWORKS and AIRVANA so as to define the retrofit strategy and estimate the cost of the provision. The liability for cost as summarized on the Joint Authorization Form will be shared between AIRVANA and NORTEL NETWORKS in accordance with the Agreement as summarized on the form. The form will also be used to allocate the respective work associated with the given retrofit between the two companies. The work must be allocated so as to be as close as possible to the provision of costs, with any balances to be rolled over to the next completed retrofit authorization.

5.   AUTHORIZATION

     Each retrofit must be authorized prior to initiating its implementation.

5.1  Joint Retrofit Team

     The Joint Retrofit Team will complete the retrofit analysis and fill out the NORTEL NETWORKS/AIRVANA Joint Authorization form detailing the total retrofit cost, describing the action to be taken and the allocation of the retrofit costs between the two companies.

5.2  Signatures

     Upon completion of the form, it shall be submitted to the appropriate signature level as designated on the form and the signatures will be obtained for both NORTEL NETWORKS and AIRVANA prior to initiating a retrofit.

     Note: The process states no work shall begin until the form is approved; however, in the case that work does begin prior to the approval, the incurred "costs" to date will be based on [**]. The information on retrofits completed is to be maintained by the performing company and made available to both companies on a weekly basis (see Clause 7.2 for more information).

6.   IMPLEMENTATION

     The Joint Retrofit Team shall be responsible for initiating implementation of a retrofit once it is authorized.


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6.1  Schedule Drivers

     -    material availability

     -    labor schedule

     -    S/W schedule for application

     -    Customer impact/input/limitations

     -    field factors

6.2  Material Designation

     The retrofit material quantity shall be defined in total by the Joint Retrofit Team as noted above.

     Quantities supplied to support the retrofits shall be allocated on the pro rata sharing agreements to the extent the breakout of the work falls in line with the financial obligation as determined on the authorization form
     - the delta from pro rata amounts in material allocation will be covered through the provision of labor for the given retrofit and/or the carryover of any residual balance into future retrofit activities.

     Each company will be responsible to order the amount of material as designated on the Joint Authorization Form and charge those costs internally (unless another method is mutually agreed upon).

     This material will be made available for allocation to sites per the agreed upon availability dates and the prioritization as required by the Customer(s). The actual site delivery schedules will be provided by NORTEL NETWORKS, subject to AIRVANA's approval. NORTEL NETWORKS will make Reasonable Efforts to provide comprehensive delivery information for the required retrofit material to be supplied by AIRVANA as soon as possible in order to allow AIRVANA a reasonable time to allocate and supply material per NORTEL NETWORKS' requested date(s). AIRVANA will work in good faith to do what is reasonably necessary to meet any changes to NORTEL NETWORKS' proposed delivery schedule due to changes in Customer requirements

6.3  Labor Designation

     Due to the fact that NORTEL NETWORKS has field labor already deployed at the major trading area, field labor requirements for a given retrofit will primarily be NORTEL NETWORKS' responsibility. However, arrangements for AIRVANA participation in the retrofit(s) can be made on either AIRVANA's or NORTEL NETWORKS' request. The applicable level of AIRVANA manpower (in the form of estimated hours to be contributed) will be included in the allocation of the respective retrofit work. Unless other arrangements are made, AIRVANA resources in the field associated with retrofits will be under the direct supervision of NORTEL NETWORKS.

     Field labor for change applications will follow the procedures as outlined in the CAP (see Clause 4.3).

6.4  Changes in JRP Scope

     Changes in the scope of work defined under an approved JRP which result in an estimated total material and/or labor dollar change (dollars being calculated based on the valuation of material and labor set forth in the impacted JRP) greater than +/- $[**] can be cause for revision of the original JRP. A change in scope is the direct result of a revision to original JRPs field population or additions to and/or significant changes in the methodology of the required retrofit task(s) as defined in the applicable CAP. Failure of either company to accurately estimate the value of material and/or the estimated labor component of the defined task(s) for a given JRP is not considered a change in scope.


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7.   ACCOUNTING

     The total authorization value will be defined in the NORTEL
     NETWORKS/AIRVANA Joint Authorization Form as outlined in Clause 5.0 of this Appendix L.

7.1  Actual Costs

     Material, labor, and logistics costs will be charged to each company's (NORTEL NETWORKS and AIRVANA) accounts as the charges accrue. Actual costs will not need to be reported with regards to management of retrofit activity; the Joint Authorization Form will serve as the controlling document for the purposes of managing retrofit actions and costs.

7.2  Tracking

     In consideration of NORTEL NETWORKS' direct interface with its Customers and its control of assets in the field, NORTEL NETWORKS will be responsible to track and record the completion of the open retrofit(s) for the given Products being upgraded. This information shall be reported back to the Joint Retrofit Team weekly for incorporation into the jointly controlled spreadsheet/data base. This spreadsheet/data base will be used to manage and track, on a system by system basis; the open and closed retrofits performed under the Agreement and this Appendix L.

     The spreadsheet will be maintained by the Joint Retrofit Team (a mutually agreed to control point must be designated), and made available to both companies on a weekly basis. The spreadsheet will allow for reporting on the progress of a given retrofit, status any given Product for 'to be completed' activity, quantify the pending liabilities for all outstanding retrofits, as well as document the actions that have been completed to date.

7.2.1 Tracking Information Required: This spreadsheet must contain at a minimum the following:

          Serial number of system
          Customer
          Site location
          Central Office Equipment Order
          Status per applicable identified retrofit actions

     Reporting on the JRP retrofit actions will occur no less frequently than [**]. The report format will be mutually acceptable. More frequent reporting may be mutually required during periods of peak activity if mutually agreed to.

7.2.2 Additional Tracking Requirements: Another reporting requirement will be the tracking of actual material shipped vs. consumed to date in support of a completed retrofit. It will be the responsibility of the company receiving the material(s) to ensure the proper and efficient allocation, as well as, control of the hardware provided for retrofit. AIRVANA will notify NORTEL NETWORKS of any material supplied for retrofit activity that is not accounted for within [**] days after shipment. Material is tracked by documentation of a retrofit utilizing said material and the return of a replaced part, as applicable. NORTEL NETWORKS supplied labor may pace the consumption of, and corresponding return of, retrofit material, and AIRVANA reserves the right to bill NORTEL NETWORKS per the terms of the Agreement and this Appendix L for any unaccounted material.


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7.3  Field Population Estimates

     The most important component of calculating the scope of any given retrofit is the accurate accounting of the Products subject to the retrofit action being estimated.

     Consequently, field population counts must identify the specific units that are to be retrofitted in order to maintain control, as well as, producing accurate records of the retrofit actions completed and those remaining open.

     The information for field counts for a given retrofit will include the same items as Clause 7.2.1 above, Tracking Information Required.

     This information will be used to populate the tracking spreadsheet. This documentation is to be included with the completed Joint Authorization Form.

     In summary, the costs associated with retrofit will be significant for both companies. It is imperative that information regarding the actions taken and the work remaining to be completed be highly accurate and mutually agreed to. Failure to provide accurate information will make the management of the joint retrofit process impossible.


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                                   APPENDIX M

                              DEBARMENT CERTIFICATE

(SAMPLE)

CERTIFICATION REGARDING DEBARMENT, SUSPENSION, INELIGIBILITY AND VOLUNTARY EXCLUSION - LOWER TIER COVERED TRANSACTIONS

This certification is required by the regulations implementing Executive Order 12549, Debarment and Suspension, 7 CFR Part 3017, Section 3017.510, Participants' responsibilities. The regulations were published as Part IV of the January 30, 1989, Federal Register (pages 4722-4733).

(BEFORE COMPLETING CERTIFICATION, READ INSTRUCTIONS ON REVERSE)

(1) The prospective lower tier participant certifies, by submission of this proposal, that neither it nor its principals is presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in this transaction by any Federal department or agency.

(2) Where the prospective lower tier participant is unable to certify to any of the statements in this certification, such prospective participant shall attach an explanation to this proposal.

-------------------------------------   ----------------------------------------
Organization Name                       PR/Award Number or Project Name

--------------------------------------------------------------------------------
Name and Title of Authorized Representative


-------------------------------------   ----------------------------------------
Signature                               Date


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

Instructions For Certification

1. By signing and submitting this form, the prospective lower tier participant is providing the certification set out on the reverse side in accordance with these instructions.

2. The certification in this clause is a material representation of fact upon which reliance was placed when this transaction was entered into. If it is later determined that the prospective lower tier participant knowingly rendered an erroneous certification, in addition to other remedies available to the Federal Government, the department or agency with which this transaction originated may pursue available remedies, including suspension and/or debarment.

3. The prospective lower tier participant shall provide immediate written notice to the person to which this proposal is submitted if at any time the prospective lower tier participant learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

4. The terms "covered transaction", "debarred", "suspended", "ineligible", "lower tier covered transaction", "participant", "person", "primary covered transaction", "principal", "proposal", and "voluntarily excluded", as used in this clause, have the meanings set out in the Definitions and Coverage sections of rules implementing Executive Order 12549. You may contact the person to which this proposal is submitted for assistance in obtaining a copy of those regulations.

5. The prospective lower tier participant agrees by submitting this form that, should the proposed covered transaction be entered into, it shall not knowingly enter into any lower tier covered transaction with a person who is debarred, suspended, declared ineligible, or voluntarily excluded from participation in this covered transaction, unless authorized by the department or agency with which this transaction originated.

6. The prospective lower tier participant further agrees by submitting this form that it will include this clause titled "Certification Regarding Debarment, Suspension, Ineligibility and Voluntary Exclusion - Lower Tier Covered Transactions", without modification, in all lower tier covered transactions and in all solicitations for lower tier covered transactions.

7. A participant in a covered transaction may rely upon a certification of a prospective participant in a lower tier covered transaction that it is not debarred, suspended, ineligible, or voluntarily excluded from the covered transaction, unless it knows that the certification is erroneous. A participant may decide the method and frequency by which it determines the eligibility of its principals. Each participant may, but is not required to, check the Non-procurement List.

8. Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render in good faith the certification required by this clause. The knowledge and information of a participant is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

9. Except for transactions authorized under paragraph 5 of these instructions, if a participant in a covered transaction knowingly enters into a lower tier covered transaction with a person who is suspended, debarred, ineligible, or voluntarily excluded from participation in this transaction, in addition to other remedies available to the Federal Government, the department or agency with which this transaction originated may pursue available remedies, including suspension and/or debarment.


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

                                    Nortel Networks Amended Agreement No. 011789
                                   Nortel Networks Original Agreement No. 011174
                                           Seller Agreement No. ________________

                                 AMENDMENT NO. 1
                                       for
                     CDMA HIGH DATA RATE (1xEV-DO) PRODUCTS

Agreement by and between Nortel Networks Inc. ("NNI") and Airvana Inc. ("AIRVANA").

WHEREAS, NNI and AIRVANA entered into a Development and Purchase and Sale Agreement for CDMA High Data Rate (1xEV-DO) Products dated October 1, 2001, Agreement No. 011174 ("Agreement"); and

WHEREAS, NNI and AIRVANA wish to amend the Agreement with respect to the certain deliverables set forth in the Statement of Work No. 1 and the rights and obligations with respect thereto and make other changes to the Agreement;

NOW, THEREFORE, in consideration of the premises and the promises set forth herein, NNI and AIRVANA agree, effective as of October 1, 2001, as follows:

1. In the first sentence of the definition of "Backward Compatible" set forth in Section 1 of the Agreement, the phrase "starting with Release 3.0" is hereby deleted and the phrase "subsequent to the first release of Software deliverables delivered under the first Statement of Work hereunder (Release 2.0)" is inserted in lieu thereof.

2. The definition of "1xEV-DO Productization Date" is hereby deleted and the following new definition is inserted in lieu thereof:

          " '1xEV-DO Productization Date' shall mean the date on which NORTEL NETWORKS first delivers, generally offers to its Customers for sale or otherwise generally makes available to its Customers, in conjunction with the 0D hardware deliverable, the first release of Software which is delivered by AIRVANA under the first Statement of Work hereunder (Release 2.0), which release of Software is intended for use beyond verification office testing."

3. In Section 2 of the Agreement, the comma at the end of the paragraph is hereby deleted and a period is inserted in lieu thereof.

4.   In the first sentence of Section 3.1 of the Agreement, the phrase "Clauses
     5.3 and 5.4" is hereby deleted and the phrase "Clause 5.1 together with Clause 5.3" is inserted in lieu thereof.

5.   The following phrase is hereby added at the end of the last sentence of
     Section 5.1 of the Agreement: "and there shall otherwise be no commitment to purchase Products under this Agreement".

6. Section 5.3 of the Agreement is hereby deleted in its entirety and the following new Section 5.3 is inserted in lieu thereof:

          "Subject to NORTEL NETWORKS' termination rights set forth in Section 12, NORTEL NETWORKS shall ensure that there are Orders placed with AIRVANA to provide for the quantities forecasted for delivery during the [**] of the Forecast on a [**] basis. Subject to NORTEL NETWORKS' termination rights set forth in Section 12, NORTEL NETWORKS also commits to purchase the quantities forecasted for delivery during the [**] of such Forecast on a [**] basis, but reserves the right to reschedule Product deliveries in accordance with Clause 5.12. Except as set forth in the foregoing, NORTEL NETWORKS shall not be obligated to issue Orders based on the Forecast or on any other basis, and such forecast shall be otherwise completely non-binding. NORTEL NETWORKS shall have the right to cancel an Order for Products in accordance with Clause 5.13 below."

7.   Section 5.4 of the Agreement is hereby deleted in its entirety.

8. In Section 5.5 of the Agreement, the phrase "Clauses 5.3 and 5.4 above shall terminate in their" is hereby deleted and the following phrase is inserted in lieu thereof: "Clause 5.3 above shall terminate in its".

9. The first sentence of Section 7.6 of the Agreement is hereby deleted and the following new sentence is inserted in lieu thereof:

          "Following the purchase by Nortel Networks of [**] units of 1xEV-DO DOM Products hereunder, the Prices for Products, Software and Services listed in Appendix A may be renegotiated on an annual basis and agreed upon in good faith by the parties."

10. In Section 7.9 of the Agreement, the first instance of the word "are" is hereby deleted.

11. Section 12.2 of the Agreement is hereby deleted in its entirety and the following new Section 12.2 is inserted in lieu thereof:

          "In addition to any other right which NORTEL NETWORKS may have under this Agreement or under the law, NORTEL NETWORKS may, immediately upon notice, terminate this Agreement and any Nortel Networks Company may cancel any Order or Release for its convenience (subject to the cancellation procedure for Orders and Releases which is described in Clause 5.13 above)."

12. In Section 12.3(a) of the Agreement, the phrase "April 30, 2002" is hereby deleted and the phrase "May 30, 2003" is inserted in lieu thereof.

13.  Section 12.3(b) of the Agreement is hereby deleted in its entirety.

14. In Section 12.3(c) of the Agreement is hereby numbered as Section 12.3(b) and the phrase "AIRVANA's Release 2.0 or 3.0 of the Software" is hereby deleted and the following new phrase is inserted in lieu thereof: "The first release of Software which is delivered by AIRVANA under the first Statement of Work hereunder (Release 2.0)".

15.  Subsection 13.2(b) of the Agreement is hereby deleted in its entirety.

16. In the paragraph immediately following Subsection 13.2(b) of the Agreement, the phrase "the applicable Release of the Software deliverable" is hereby deleted and the following phrase is inserted in lieu thereof: "the first release of Software which is delivered by AIRVANA under the first Statement of Work hereunder (Release 2.0)".

17. In Section 13.3 of the Agreement, the phrase "13.2(b)" is hereby deleted and the phrase "13.2(a) in inserted in lieu thereof.

18. In Section 30.4 of the Agreement, the phrase "and thereafter at no charge" is hereby deleted and the phrase "and during any subsequent period for which Nortel Networks has paid the applicable annual maintenance fee as set forth in Appendix A(1) at no additional charge" is inserted in lieu thereof.

19. Appendix A to the Agreement is hereby deleted and a new Appendix A(1) attached to this Amendment is inserted in lieu thereof.

20. In the documents referred to within Appendix B to the Agreement entitled "1xEV-DO Network Solution OEM Minimum Requirements Specification, Version 1.0" and "MetroCell Interface Specification Version 1.0", the parties hereby agree that as between references to Release 2.0 of the Software and a Release 3.0 of the Software, only the references to Release 2.0 of the Software shall be applicable.

21. In Section 6 of Appendix C to the Agreement, the phrase "Clause 5.4" is hereby deleted and the phrase "Clause 5.7" is inserted in lieu thereof.

22. In the first sentence of the second paragraph of Section 11 of Appendix C to the Agreement, the phrase "and thereafter" is hereby deleted and the phrase "and during any subsequent period for which Nortel Networks has paid the applicable annual maintenance fee as set forth in Appendix A(1)" is inserted in lieu thereof.

23. In the first paragraph of Part II, Section A.4 of Appendix D to the Agreement, in the fifth and sixth sentences, the instances of the phrase "Release 2.0 or Release 3.0 Software Deliverables" is hereby deleted and the phrase "Release 2.0 Software Deliverables" is inserted in lieu thereof in each instance.

24.  In the second paragraph of Part II, Section A.4 of Appendix D to the
     Agreement:

     a) the phrase "Release 2.0 and Release 3.0 Software Deliverables" is hereby deleted and the phrase "Release 2.0 Software Deliverables" is inserted in lieu thereof; and

     b) the phrase "Release 2.0 or Release 3.0 Software Deliverables" is hereby deleted and the phrase "Release 2.0 Software Deliverables" is inserted in lieu thereof.

25. In the document referred to within Appendix E to the Agreement entitled "1x EV-DO Development and Test Statement of Work, Version 1.0", the parties hereby agree that as between references to Release 2.0 of the Software and a Release 3.0 of the Software, only the references to Release 2.0 of the Software shall be applicable.

26. In the first sentence of Section 7 of Appendix H to the Agreement, the phrase "the warranty, or have a credit issued for the amount of repair/replacement charge set out in Appendix A if out of warranty and not covered by ongoing annual maintenance extension" is hereby deleted and the phrase "the Warranty Period plus an additional period of [**] months, and thereafter during any subsequent period for which Nortel Networks has paid the applicable annual maintenance fee as set forth in Appendix A" is inserted in lieu thereof.

27.  In all other respects the Agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be signed by their duly authorized representatives.

NORTEL NETWORKS  INC.                   AIRVANA INC.


By: /s/ Doug Wolff                      By: /s/ Randall S. Battat
    ---------------------------------       ------------------------------------
Print Name: Doug Wolff                  Print Name: Randall S. Battat
Title: VP CDMA PLM                      Title: President & CEO

Date: 6-24-03                           Date: 6/25/03

                                  APPENDIX A(1)

                PRODUCTS, SOFTWARE, AND SERVICES; PRICES AND FEES

                                    PRODUCTS

PRODUCT (INCLUDES SOFTWARE
EMBEDDED IN SUCH PRODUCT) NAME          AIRVANA ORDER NUMBER   NORTEL NETWORKS PRICE   NOTES
------------------------------          --------------------   ---------------------   -----
[**]                                            TBD                    [**]             [**]

                                    SOFTWARE

SOFTWARE NAME (SOFTWARE THAT IS
SUPPLIED SEPARATELY FROM THE PRODUCT)   AIRVANA ORDER NUMBER   NORTEL NETWORKS PRICE   NOTES
-------------------------------------   --------------------   ---------------------   -----
[**]                                            TBD                    [**]             [**]
[**]                                            TBD                    [**]             [**]
[**]                                            TBD                    [**]             [**]
[**]                                            TBD                    [**]             [**]

[**].

                  NON-WARRANTY / POST-WARRANTY SUPPORT SERVICES

SUPPORT SERVICE BY
PRODUCT OR SOFTWARE   AIRVANA ORDER NUMBER   NORTEL NETWORKS PRICE   NOTES
-------------------   --------------------   ---------------------   -----
[**]                          TBD                    [**]             [**]
[**]                          TBD                    [**]             [**]
[**]                          TBD                    [**]             [**]

OTHER SUPPORT SERVICES   NORTEL NETWORKS PRICE   NOTES
----------------------   ---------------------   -----
[**]                             [**]             [**]
[**]                             [**]             [**]
[**]                             [**]             [**]

(2) Price shown for support service applies for the initial [**] month period of support after the Warranty Period has expired for each applicable Product. If so ordered by Nortel Networks, such annual support service price shall be billed in advance, renewable annually thereafter, and pro-rated for any partial years. Extended coverage beyond such initial [**] month period of support after Warranty Period expiration for all applicable Products shall be negotiated by the parties at a later date.

(3) Price shown for support service applies for the initial [**] month period of support after the Warranty Period has expired for each applicable Product. If so ordered by Nortel Networks, such annual support service price shall be billed in advance, renewable annually thereafter, and pro-rated for any partial years. Extended coverage beyond such initial [**] month period of support after Warranty Period expiration for all applicable Products shall be negotiated by the parties at a later date.

(4) Price shown for support service applies for the initial [**] month period of support after the Warranty Period has expired for each applicable Product. If so ordered by Nortel Networks, such annual support service price shall be billed in advance, renewable annually thereafter, and pro-rated for any partial years. Extended coverage beyond such initial [**] month period of support after Warranty Period expiration for all applicable Products shall be negotiated by the parties at a later date.

                                TRAINING COURSES

                                                                                                   PRICE PER
                                                                                        DATES     PERSON PER
 ID          COURSE TITLE                         COURSE DESCRIPTION                  AVAILABLE     COURSE
---   --------------------------   ------------------------------------------------   ---------   ----------
100   Introduction to 1xEV-DO      This course provides in depth understanding of        1Q02        [**]
      (2 days)                     cdma2000 1xEV-DO, including its modulation
                                   scheme, development of the IS-856 standard,
                                   its position relative to other wireless
                                   standards, and implications of a broadband data
                                   system compared to voice. The course also
                                   discusses Airvana's 1xEV-DO system, and
                                   implementation of the standards, including
                                   distributed vs. centralized architecture, QoS,
                                   benefits of all-IP backhaul and more.

                                   Targeted for technical and business managers, marketing & business development. May also be used as a primer for more technical courses.

101   Installation & service       This course provides in depth understanding of        1Q02        [**]
      provisioning the Airvana     Airvana's 1xEV-DO system, including its
      1xEV-DO network              modulation scheme, implementation of the
      (3 days)                     standards, installation and provisioning,
                                   maintenance processes, and administration.
                                   Hands-on experience provided using Airvana
                                   hardware and software.

                                   Targeted for technical staff including site design engineers, maintenance technicians, and network mangers. Also useful introduction for network administrators.

102   Network Administration of    This course provides in depth understanding of        2Q02        [**]
      the Airvana 1xEV-DO system   Airvana's 1xEV-DO network administration,
      (3 days)                     focused on operation of AirVista element
                                   management system, routine administration and
                                   troubleshooting, connectivity to 3rd party OSS
                                   systems, and more. Hands-on experience provided
                                   using Airvana hardware and software.

                                   Targeted for technical staff including network mangers.

103   Data Core Network Theory &   This course provides an in depth understanding        3Q02        [**]
      Design                       of the theory behind an All-IP data core network
      (3 days)                     and the proper design to achieve a
                                   high-performance network while minimizing the
                                   backhaul costs. Areas covered will include: IP
                                   wide area networks (T1/E1 TDM, Private Routed
                                   IP, Frame Relay, ATM); optimal design of an IP
                                   WAN; advantages and disadvantages of each
                                   network type; integration of the Radio Access
                                   Network and the data core network.

                                   Prerequisite: Course 100.

                                   Targeted for technical staff including site design engineers, network design engineers, and network managers.

104   The Airvana IP Radio Node    Not offered to NORTEL NETWORKS                        2Q02        [**]
      (5 days)

105   The Airvana IP Radio         This course provides an in depth understanding        2Q02        [**]
      Network Controller           of the hardware components and software that
      (5 days)                     makes up the Airvana IP Radio Network
                                   Controller. This course will cover the IP-RNC
                                   architecture and the debugging of each system
                                   component.

                                   Upon completion of this course, the trainee will
                                   be qualified to train other personnel.

                                   Targeted for technical staff who will become the
                                   organization expert(s) on the IP-RNC.

106   The Airvana AirVista         This course provides an in depth understanding        2Q02        [**]
      Element Management System    of the software that makes up the Airvana
      (5 days)                     AirVista Element Management System. This course
                                   will cover the IP Radio Access Network
                                   architecture and the debugging of each
                                   component.

                                   Upon completion of this course, the trainee will
                                   be qualified to train other personnel.

                                   Targeted for technical staff who will become the
                                   organization expert(s) on the AirVista Element
                                   Management System.

107   Tier I Support Training      This course provides a new Tier I support person      1Q02        [**]
      (5 days)                     with a moderately detailed level of
                                   understanding of the Airvana 1xEV-DO system.
                                   Product related subjects included cover the
                                   Radio Node hardware and software design and
                                   theory of operation, the Radio Network
                                   Controller hardware and software design and
                                   theory of operation, and the AirVista element
                                   management system software design and theory of
                                   operation. Application related subjects cover
                                   1xEV-DO RF theory and application, IP network
                                   planning and troubleshooting, AirVista alarms
                                   and alert handling, authentication and security,
                                   roaming, and interaction with 1xRTT and IS-95
                                   networks.

                                   Targeted for a distributor or service provider's
                                   technical support staff who will become the
                                   organization expert(s) on the Airvana 1xEV-DO
                                   network and systems.

108   NT DOM Product Test Staff    Customized, targeted developer level training         1Q02        [**]
      1XEV DO Training             for Nortel's R&D test personnel. Subjects to be
      (5 days)                     covered will include a detailed level of
                                   understanding of the Airvana 1xEV-DO Radio
                                   Access Network, the Nortel DOM product, and it's
                                   interfaces to the NT MetroCell backplane and
                                   BSSM OA&M interface. Product related subjects
                                   included cover the DOM hardware and software
                                   design and theory of operation, the Radio
                                   Network Controller hardware and software design
                                   and theory of operation, and the AirVista
                                   element management system software design and
                                   theory of operation. Application related
                                   subjects cover AirVista alarms and alert
                                   handling, authentication and security, roaming,
                                   and interaction with 1xRTT and IS-95 networks.

                                   Upon completion of this course, the trainee will
                                   be able to design and perform product
                                   verification testing for the combined
                                   Nortel-Airvana 1xEV-DO product.

AIRVANA is providing NORTEL NETWORKS with:

[**] training credits (1 training credit = [**] which can be used for any of the above-described courses, or other training as mutually agreed, and which NORTEL NETWORKS may use at-will to purchase training for NORTEL NETWORKS' employees or, upon NORTEL NETWORKS' request, its contractors.

One instance of Course 108 to Nortel Development and Test, to be held in Ottawa at NORTEL NETWORKS facilities, at no charge.

                                    Nortel Networks Amended Agreement No. 012180
                                   Nortel Networks Original Agreement No. 011174

                                 AMENDMENT NO. 2
                                       TO
                   DEVELOPMENT AND PURCHASE AND SALE AGREEMENT
                                       FOR
                     CDMA HIGH DATA RATE (IXEV-DO) PRODUCTS

Amendment No. 2 by and between Nortel Networks Inc. ("NNI") and Airvana Inc. ("AIRVANA") ("Amendment No. 2").

WHEREAS, NNI and AIRVANA entered into a Development and Purchase and Sale Agreement for CDMA High Data Rate (IxEV-DO) Products dated October 1, 2001, Agreement No. 011174 ("Agreement"); and

WHEREAS, NNI and AIRVANA amended the Agreement by an Amendment No. 1, Agreement No. 011789, effective as of October 1, 2001; and

WHEREAS, NNI and AIRVANA wish to amend the Agreement further;

NOW, THEREFORE, in consideration of the premises and the promises set forth herein, NNI and AIRVANA agree as follows, effective as of May 28, 2004 ("Effective Date") unless otherwise set forth below:

1. Effective on the date of shipment of the [**] unit of Product as described in Section 3 of this Amendment No. 2 Appendix A(1) of the Agreement is hereby deleted and a new Appendix A(2) attached to this Amendment No. 2 is inserted in lieu thereof.

2. Effective on the date of shipment of the [**] unit of Product as described in Section 3 of this Amendment No. 2 Clause 7.2 of the Agreement is hereby deleted in its entirety and the following new Clause 7.2 is inserted in lieu thereof:

          "For all Orders and/or Releases generated by Nortel Networks Companies, payment shall be net [**] days from the later of the Shipping Date of a Product or the date of receipt of the invoice."

3. The pricing for Products as defined in Appendix A(2) is the price to be paid by NORTEL NETWORKS effective beginning with the [**] unit shipped since the effective date of the Agreement (October 1, 2001), excluding a total of [**] units which were delivered to NORTEL NETWORKS in accordance with the Agreement, or as otherwise mutually agreed between the parties, and regardless of whether the [**] unit has been ordered by means of an Order placed by NORTEL NETWORKS prior to the Effective Date but not yet shipped, or by an Order placed on or after the Effective Date.

     NORTEL NETWORKS as required will order units of Hardware at the Standard DOM price in Appendix A(2) subject to the following adjustments. NORTEL NETWORKS shall send AIRVANA a written report for a particular calendar [**] setting forth unit sales which are subject to Special DOM pricing as defined in Appendix A(2). The report will be provided by NORTEL NETWORKS within [**] calendar days after the end of a calendar [**]. Calculation of the credit due to NORTEL NETWORKS will be based on [**]. AIRVANA will issue a credit invoice for this amount no later than [**] days after receipt of report from NORTEL NETWORKS. Such report provided by NORTEL NETWORKS within [**] calendar days after the end of a calendar [**] shall include DOM inventory on hand at the beginning and end of the calendar [**], DOM units received and DOM units shipped by destination.

     NORTEL NETWORKS shall keep such information for [**] years. AIRVANA shall have the right, once [**] and during business hours upon reasonable notice, to send an independent auditor to inspect and review the books and reports of NORTEL NETWORKS that are necessary for the calculation of these payments. The independent auditors performing such inspection or audit shall be bound to NORTEL NETWORKS to retain NORTEL NETWORKS' information as confidential, even from AIRVANA, and shall only be allowed to disclose whether NORTEL NETWORKS' calculations were accurate and, if not, the amount of discrepancy, which shall be adjusted between the parties within thirty
     (30) days from the independent auditor's report.

4. In consideration for the price changes reflected in this Amendment No. 2, NORTEL NETWORKS will make certain fixed payments to AIRVANA in the amount of [**] Dollars U.S. ($[**] U.S.) each [**]. Such fixed payments will begin no earlier than the date of shipment of the [**] unit of Product as described in Section 3 of this Amendment No. 2. The first fixed payment shall be prorated based on the number of days from the shipment of the [**] unit of Product as described in Section 3 of this Amendment No. 2 until the end of the [**] in which the shipment of the [**] unit occurs divided by [**] days ("Prorated Payment"). The fixed payments will be invoiced by AIRVANA as follows:

          a) The first payment consisting of the Prorated Payment plus [**] Dollars U.S. ($[**] U.S.) shall be invoiced by AIRVANA no earlier than the [**] in which the shipment of the [**] unit occurs.

          b) Subsequent payments in the amount of [**] Dollars U.S. ($[**]U.S.) will be invoiced by AIRVANA no earlier than the [**] thereafter to which the revised pricing continues to apply, but only so long as the Agreement remains in effect.

          c) Once payment has been made at the [**] as described in a) and b) above, the revised pricing shall apply to the entirety of such [**] or designated period for units ordered for shipment during such [**] or designated period consistent with the forecasting, ordering, purchase commitment and delivery terms of the Agreement.

          Payment terms for such fixed payments shall be net [**] days from the date of invoice

5. The parties will endeavor to agree on a product strategy for what the parties as of the Effective Date are referring to as "Release A" of the Product by entering into a new development agreement or further amendment to the Agreement by not later than December 31, 2004. If the parties fail to reach agreement on a Release A product strategy by that date, prices, license fees and all terms set forth in this Amendment No. 2 for Orders placed by NORTEL NETWORKS with requested ship dates after December 31, 2004 will revert back to those prices, license fees and terms for Products and Software in effect under the Agreement, as amended, prior to the Effective Date of this Amendment No. 2 ("Prior Pricing"), and no further payments as described in Section 4 of this Amendment will be due to AIRVANA, including the payment that would have been due on January 1, 2005.

In all other respects the Agreement, as amended, remains unchanged.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be signed by their duly authorized representatives as of the Effective Date, although actually signed by the parties on the dates set forth below their respective signatures.

AIRVANA  INC.                           NORTEL NETWORKS INC.


By: /s/ David P. Gamache                By: /s/ Scott Wolfe
    ---------------------------------       ------------------------------------
    (Signature)                             (Signature)

Name: David P. Gamache                  Name: Scott Wolfe
      (Print)                                 (Print)
Title: CFO                              Title: Sr. Contracts Mgr.

Date: May 28, 2004                      Date: June 1, 2004

                                  APPENDIX A(2)

         PRODUCTS (HARDWARE AND SOFTWARE), AND SERVICES; PRICES AND FEES

                                    HARDWARE

HARDWARE NAME   AIRVANA ORDER NUMBER   NORTEL NETWORKS PRICE FOR HARDWARE   NOTES
-------------   --------------------   ----------------------------------   -----
[**]                     TBD                          [**]                   [**]
[**]                     TBD                          [**]                   [**]

                                    SOFTWARE

SOFTWARE NAME (SOFTWARE  MAY BE
DELIVERED SEPARATELY  FROM THE
HARDWARE OR EMBEDDED IN THE HARDWARE)   AIRVANA ORDER NUMBER   NORTEL NETWORKS PRICE FOR SOFTWARE   NOTES
-------------------------------------   --------------------   ----------------------------------   -----
[**]                                             TBD                          [**]                   [**]
[**]                                             TBD                          [**]                   [**]
[**]                                             TBD                          [**]                   [**]

*    [**].

                  NON-WARRANTY / POST-WARRANTY SUPPORT SERVICES

                                                                NORTEL NETWORKS PRICE
SUPPORT SERVICE BY PRODUCT OR SOFTWARE   AIRVANA ORDER NUMBER          PER YEAR         NOTES
--------------------------------------   --------------------   ---------------------   -----
[**]                                              TBD                    [**]            [**]
[**]                                              TBD                    [**]            [**]
[**]                                              TBD                    [**]            [**]

OTHER SUPPORT SERVICES   NORTEL NETWORKS PRICE   NOTES
----------------------   ---------------------   -----
[**]                              [**]            [**]
[**]                              [**]            [**]
[**]                              [**]            [**]

(2) Price shown for support service applies for the initial [**] month period of support after the Warranty Period has expired for each applicable Product. If so ordered by Nortel Networks, such annual support service price shall be billed in advance, renewable annually thereafter, and pro-rated for any partial years. Extended coverage beyond such initial [**] month period of support after Warranty Period expiration for all applicable Products shall be negotiated by the parties at a later date.

(3) Price shown for support service applies for the initial [**] month period of support after the Warranty Period has expired for each applicable Product. If so ordered by Nortel Networks, such annual support service price shall be billed in advance, renewable annually thereafter, and pro-rated for any partial years. Extended coverage beyond such initial [**] month period of support after Warranty Period expiration for all applicable Products shall be negotiated by the parties at a later date.

(4) Price shown for support service applies for the initial [**] month period of support after the Warranty Period has expired for each applicable Product. If so ordered by Nortel Networks, such annual support service price shall be billed in advance, renewable annually thereafter, and pro-rated for any partial years. Extended coverage beyond such initial [**] month period of support after Warranty Period expiration for all applicable Products shall be negotiated by the parties at a later date.

                                TRAINING COURSES

                                                                                                                          PRICE PER
                                                                                                                 DATES    PERSON PER
ID          Course Title                                      COURSE DESCRIPTION                               AVAILABLE    COURSE
---  --------------------------  ----------------------------------------------------------------------------  ---------  ----------
100  Introduction to 1xEV-DO     This course provides in depth understanding of cdma2000 1xEV-DO, including       1Q02       [**]
     (2 days)                    it modulation scheme, development of the IS-856 standard, its position relative to other wireless standards, and implications of a broadband data system compared to voice. The course also discusses Airvana's 1xEV-DO system, and implementation of the standards, including distributed vs.
                                 centralized architecture, QoS, benefits of all-IP backhaul and more.

                                 Targeted for technical and business managers, marketing & business development. May also be used as a primer for more technical courses.

101  Installation & service      This course provides in depth understanding of Airvana's 1xEV-DO system,         1Q02       [**]
     provisioning the Airvana    including its modulation scheme, implementation of the standards,
     1xEV-DO network             installation and provisioning, maintenance processes, and administration.
     (3 days)                    Hands-on experience provided using Airvana hardware and software.

                                 Targeted for technical staff including site design engineers, maintenance technicians, and network mangers. Also useful introduction for network administrators.

102  Network Administration of   This course provides in depth understanding of Airvana's 1xEV-DO network         2Q02       [**]
     the Airvana 1xEV-DO system  administration, focused on operation of AirVista element management system,
     (3 days)                    routine administration and troubleshooting, connectivity to 3rd party OSS systems, and more. Hands-on experience provided using Airvana hardware and software.

                                 Targeted for technical staff including network mangers.

103  Data Core Network Theory    This course provides an in depth understanding of the theory behind an           3Q02       [**]
     & Design                    All-IP data core network and the proper design to achieve a high-performance
     (3 days)                    network while minimizing the backhaul costs. Areas covered will include: IP wide area networks (T1/E1 TDM, Private Routed IP, Frame Relay, ATM); optimal design of an IP WAN; advantages and disadvantages of each network type;
                                 integration of the Radio Access Network and the data core network.

                                 Prerequisite: Course 100.

                                 Targeted for technical staff including site design engineers, network design engineers, and network managers.

104  The Airvana IP Radio Node   Not offered to NORTEL NETWORKS                                                   2Q02       [**]
     (5 days)

105  The Airvana IP Radio        This course provides an in depth understanding of the hardware components        2Q02       [**]
     Network Controller          and software that makes up the Airvana IP Radio Network Controller. This
     (5 days)                    course will cover the IP-RNC architecture and the debugging of each system component.

                                 Upon completion of this course, the trainee will be qualified to train other personnel.

                                 Targeted for technical staff who will become the organization expert(s) on the IP-RNC.

106  The Airvana AirVista        This course provides an in depth understanding of the software that makes up     2Q02       [**]
     Element Management System   the Airvana AirVista Element Management System. This course will cover the
     (5 days)                    IP Radio Access Network architecture and the debugging of each component.

                                 Upon completion of this course, the trainee will be qualified to train other personnel.

                                 Targeted for technical staff who will become the organization expert(s) on the AirVista Element Management System.

107  Tier I Support Training     This course provides a new Tier I support person with a moderately detailed      1Q02       [**]
     (5 days)                    level of understanding of the Airvana 1xEV-DO system. Product related subjects included cover the Radio Node hardware and software design and theory of operation, the Radio Network Controller hardware and software design and theory of operation, and the AirVista element management system software design and theory of operation. Application related subjects cover
                                 1xEV-DO RF theory and application, IP network planning and troubleshooting,
                                 AirVista alarms and alert handling, authentication and security, roaming, and interaction with 1xRTT and IS-95 networks.

                                 Targeted for a distributor or service provider's technical support staff who will become the organization expert(s) on the Airvana 1xEV-DO network and systems.

108  NT DOM Product Test Staff   Customized, targeted developer level training for Nortel's R&D test              1Q02       [**]
     1XEV DO Training            personnel. Subjects to be covered will include a detailed level of
     (5 days)                    understanding of the Airvana 1xEV-DO Radio Access Network, the Nortel DOM
                                 product, and it's interfaces to the NT MetroCell backplane and BSSM OA&M interface. Product related subjects included cover the DOM hardware and software design and theory of operation, the Radio Network Controller hardware and software design and

                                 theory of operation, and the AirVista element management system software design and theory of operation. Application related subjects cover AirVista alarms and alert handling, authentication and security, roaming, and interaction with 1xRTT and IS-95 networks.

                                 Upon completion of this course, the trainee will be able to design and perform product verification testing for the combined Nortel-Airvana 1xEV-DO product.

                                    Nortel Networks Amended Agreement No. 012186
                                  Nortel Networks Original Agreement  No. 011174

                                 AMENDMENT NO. 3
                                       TO
                   DEVELOPMENT AND PURCHASE AND SALE AGREEMENT
                                       FOR
                     CDMA HIGH DATA RATE (IXEV-DO) PRODUCTS

Amendment No. 3 by and between Nortel Networks Inc. ("NORTEL") and Airvana Inc. ("AIRVANA") ("Amendment No. 3").

WHEREAS, NORTEL and AIRVANA entered into a Development and Purchase and Sale Agreement for CDMA High Data Rate (IxEV-DO) Products dated October 1, 2001, Agreement No. 011174 ("Agreement"); and

WHEREAS, NORTEL and AIRVANA amended the Agreement by an Amendment No. 1, Agreement No. 011789, effective as of October 1, 2001; and

WHEREAS, NORTEL and AIRVANA amended the Agreement by an Amendment No. 2, Agreement No. 012180, effective as of May 28, 2004 ("Amendment No. 2"); and

WHEREAS, NORTEL and AIRVANA wish to amend the Agreement further;

NOW, THEREFORE, in consideration of the premises and the promises set forth herein, NORTEL and AIRVANA agree as follows, effective as of December 31, 2004 ("Effective Date"):

1. Section 5 of Amendment No. 2 is hereby superseded in its entirety and the following clause is substituted in lieu thereof:

     "The parties will endeavor to agree on a product strategy for what the parties as of the Effective Date are referring to as "Release A" of the Product by entering into a new development agreement or further amendment to the Agreement to amend the development terms therein by not later than February 28, 2005. If the parties fail to reach agreement on a Release A product strategy by that date, prices, license fees and all terms added to or amended in the Agreement by means of Amendment No. 2 for Orders placed by NORTEL with requested ship dates after February 28, 2005 will revert back to those prices, license fees and terms for Products and Software in effect under the Agreement, as amended, prior to the Effective Date of Amendment No. 2 ("Prior Pricing"), and no further payments as described in
     Section 4 of Amendment No. 2 will be due to AIRVANA."

2. In all other respects the Agreement, as amended, remains unchanged.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be signed by their duly authorized representatives as of the Effective Date, although actually signed by the parties on the dates set forth below their respective signatures.

AIRVANA  INC.                           NORTEL NETWORKS INC.


By: /s/ David P. Gamache                By: /s/ John A. Fratto
    ---------------------------------       ------------------------------------
Name: David P. Gamache                  Name: John A. Fratto
Title: CFO                              Title: SRM

Date: 1-28-05                           Date: 2-9-05

                                    Nortel Networks Amended Agreement No. 012189
                                   Nortel Networks Original Agreement No. 011174

                                 AMENDMENT NO. 4
                                       TO
                   DEVELOPMENT AND PURCHASE AND SALE AGREEMENT
                                       FOR
                     CDMA HIGH DATA RATE (IXEV-DO) PRODUCTS

Amendment No. 4 by and between Nortel Networks Inc. ("NNI") and Airvana Inc. ("AIRVANA") ("Amendment No. 4").

WHEREAS, NNI and AIRVANA entered into a Development and Purchase and Sale Agreement for CDMA High Data Rate (IxEV-DO) Products dated October 1, 2001, Agreement No. 011174 ("Agreement"); and

WHEREAS, NNI and AIRVANA amended the Agreement by an Amendment No. 1, Agreement No. 011789, effective as of October 1, 2001; and

WHEREAS, NNI and AIRVANA amended the Agreement by an Amendment No. 2, Agreement No. 012180, effective as of May 28th, 2004; and

WHEREAS, NNI and AIRVANA amended the Agreement by an Amendment No. 3, Agreement No. 012186, effective as December 31st, 2004; and

WHEREAS, NNI and AIRVANA wish to amend the Agreement further;

NOW, THEREFORE, in consideration of the premises and the promises set forth herein, NNI and AIRVANA agree as follows, effective as of January 1st, 2005 ("Effective Date") unless otherwise set forth below:

     1. Appendix A (2) is hereby superseded in its entirety by the attached Appendix A (3).

     2. Add section 7.12: NORTEL NETWORKS as required will order units of Hardware at the Standard DOM price in Appendix A (3) subject to the following adjustments. NORTEL NETWORKS shall send AIRVANA a written report for a particular calendar [**] setting forth unit sales which are subject to Special DOM pricing as defined in Appendix A(3). The report will be provided by NORTEL NETWORKS within [**] calendar days after the end of a calendar [**]. Calculation of the credit due to NORTEL NETWORKS will be based on [**]. AIRVANA will issue a credit invoice for this amount no later than [**] days after receipt of report from NORTEL NETWORKS. Such report provided by NORTEL NETWORKS within [**] calendar days after the end of a calendar [**] shall include DOM inventory on hand at the beginning and end of the calendar [**], DOM units received and DOM units shipped by destination.

     NORTEL NETWORKS shall keep such information for [**] years. AIRVANA shall have the right, once [**] and during business hours upon reasonable notice, to send an independent auditor to inspect and review the books and reports of NORTEL NETWORKS that are necessary for the calculation of these payments. The independent auditors performing such inspection or audit shall be bound to NORTEL NETWORKS to retain NORTEL NETWORKS' information as confidential, even from AIRVANA, and shall only be allowed to disclose whether NORTEL NETWORKS' calculations were accurate and, if not, the amount of discrepancy, which shall be adjusted between the parties within thirty
     (30) days from the independent auditor's report.

     3. Effective on the date of first shipment of AIRVANA supplied DOM Software on a NORTEL NETWORKS provided Hardware unit, excluding non-revenue generating customer trials, Sections 30.6 and 30.9 of the Agreement are hereby deleted in their entirety and the following new Sections 30.6 and 30.9 are inserted in lieu thereof:

     30.6 Within [**] days after the end of each calendar [**], NORTEL NETWORKS shall send AIRVANA a written report setting forth all unit sales with respect to the items mentioned above during such calendar [**] and the computation of amounts due on such sales in accordance with this Agreement. In order to determine amounts which are payable for each calendar [**], such report shall describe the number and types of unit sales by NORTEL NETWORKS during such calendar [**] which relate to the applicable Software. Calculations and determination of amounts payable hereunder shall be made using U.S. generally accepted accounting principles

          (GAAP), consistently applied. AIRVANA shall invoice NORTEL NETWORKS for the amounts stated in such report and payment shall be due in accordance with Clause 30.9 below. The reporting period of [**] days specified above will have a [**] day grace period, provided that there shall be a corresponding offsetting reduction (on a day for day basis) in payment interval in section 30.9. (For example, if the report were given [**] days after the end of the calendar [**], the payment period of [**] days would be reduced to [**] days.)

     30.9 All payments due as related to the unit sales identified in the reports submitted by NORTEL NETWORKS in accordance with Clause 30.6 shall be made, at NORTEL NETWORKS' option, by check to AIRVANA or wire transfer to such bank and account as AIRVANA may from time to time designate in writing, within [**] days after receipt of an invoice from AIRVANA therefor.

     4. Definition of Warranty Period in Section 1 of the Agreement is hereby amended as follows: "Warranty Period" shall mean

          a.) for the Product Hardware the [**] month period beginning on the date which is [**] days after the Shipping Date of each Product Hardware from the Shipping Location

          b.) for the Product Software provided prior to January 1st, 2006 the [**] month period beginning on the date which is [**] days after the reported sale date of each Product Software.

          c.) for the Product Software provided on or after January 1st, 2006 the [**] month period beginning on the date which is [**] days after the reported sale date of each Product Software.

     5. Section 12.1 of the Agreement is hereby amended to provide that the amended Agreement shall remain in effect for an additional period of three (3) years from the Effective Date of this Amendment No. 4, and will be automatically renewed for successive twelve (12) month period(s) unless one party gives to the other party a notice to the effect that the Agreement will not be renewed no less than 12 months prior to the end of the additional period or any renewal period, all such period(s) being referred to herein as "Term".

     6. Add Section 30.12: NORTEL NETWORKS will not be required to pay software royalty fees for DOM or RNC/EMS Software for internal use, including customer demonstrations and other non-revenue generating uses. NORTEL NETWORKS will not be required to pay Software royalty fees for non-revenue generating customer trials but will report these shipments to AIRVANA with the [**] shipment information until the Customer is obligated to pay any fees for such Software in which case NORTEL NETWORKS shall report and pay for such Software per Section
          30.6 and 30.9 of the Agreement.

     7. The first sentence of section 8.3 is hereby deleted and the following new sentence is inserted in lieu thereof:

     AIRVANA shall repair or replace such Product free of charge within the Warranty Repair Period and any subsequent period that support services that include Hardware repair and replace services have been purchased.

     8.   Add the following new definition to Section 1:

               "Airvana OEM Partner" shall mean Ericsson Wireless
               Communications, Inc. and any entity which is actively engaged in product deployment or product development with AIRVANA for radio access network product(s).

     9.   OMITTED

     10.  NORTEL PROPRIETARY PRODUCTS:

          Upon NORTEL NETWORKS' written request on mutually agreed commercially reasonable terms negotiated in good faith, AIRVANA shall develop specific enhancements and new functionality related to the Products, including custom Software intended to operate on the 1xEV-DO product. The parties shall mutually agree on which party will own any such developments, it being understood that if the parties agree that the development will be materially based on or derived from NORTEL NETWORKS' Confidential Information (as defined in Article 15 of the Agreement) the development will be owned by NORTEL NETWORKS and not offered to any other AIRVANA customers unless mutually agreed. The fees charged by AIRVANA will be based on AIRVANA'S time and materials rates set forth in Appendix A3 as long as such enhancements or functionality require less than [**] man months of work.

     11. The Release 3.2 Channel Ready date and the Release 4.0 Channel Ready date shall be mutually agreed between the parties at the Business Readiness Review. The parties agree that the Channel Ready dates will be adjusted as reasonably necessary to account for delays caused by factors outside of AIRVANA's control. By way of example, factors outside of AIRVANA"s control include but are not limited to NORTEL NETWORKS design changes and Qualcomm ASIC delays. AIRVANA shall provide NORTEL NETWORKS with prompt notice of any factor that is expected to cause a delay to the Channel Ready date and the parties shall, acting reasonably, determine the number of days of delay that are attributable to factors outside of AIRVANA's control.

     12. NORTEL NETWORKS [**] AIRVANA , provided that AIRVANA [**] under the Agreement, as follows; [**].

     13. If the actual Release 4.0 Channel Ready date is delayed beyond the scheduled Release 4.0 Channel Ready date (as adjusted in accordance with Section 11 of this Amendment No. 4) then commencing after a [**] week grace period. NORTEL NETWORKS will receive $[**] in product credits for every additional [**] days (after the [**] week grace period) of delay to the scheduled Release 4.0 Channel Ready date (as adjusted in accordance with Section 11 of this Amendment No. 4). The maximum product credits NORTEL NETWORKS will receive under this provision will be capped at $[**].

     If the actual Release 3.2 Channel Ready date is delayed beyond the scheduled Release 3.2 Channel Ready date (as adjusted in accordance with section 11 of this Amendment No. 4) NORTEL NETWORKS will receive 1 for 1 product credit of a Rev A license (Release 3.2 software for CSM6800 based "Data Only Module") for each Rev 0 DOM (Standard CSM5500 MetroCell "Data Only Module" or Special CSM5500 MetroCell "Data Only Module") shipped between the planned Channel Ready date and the actual Channel Ready date and are subsequently replaced. This credit is limited to DOMs returned to AIRVANA within a [**] month period after the actual Release 4.0 Channel Ready date with no more than [**]% of total returns received after the first [**] months. Product credits will be issued upon return of the Rev 0 DOMs unless otherwise agreed to by AIRVANA.

     14. The parties agree as follows, and acknowledge that certain of the following terms may be incorporated into the development Statement of Work and associated Minimum Requirement Specifications set forth on attached Exhibits B and C.

     a)   AIRVANA will develop and supply NORTEL NETWORKS with the following
          Products:

               (i) Software referred to as Release 3.2 that implements 1xEV-DO Rev 0 functionality defined in Exhibit B to this Amendment No. 4 and which executes on the new CSM6800 based DOM Platform

               (ii) Software referred to as Release 4.0 that implements 1xEV-DO
                    Rev A functionality defined in Exhibit C of this Amendment No. 4 and which executes on the BTS DOM, RNC and EMS Platforms

     b) NORTEL NETWORKS and AIRVANA will agree to a common Hardware design for the DOM. Both NORTEL NETWORKS and AIRVANA will have the right to manufacture the DOM hardware.

     c) AIRVANA will have the right to design, manufacture and supply to third parties, hardware that reuses any aspect of the DOM Hardware design created by the parties under the Agreement with the exception of proprietary interfaces required to interface the DOM Hardware to the NORTEL NETWORKS BTS and any future NORTEL NETWORKS defined proprietary hardware enhancements. AIRVANA will not owe any financial consideration to NORTEL NETWORKS resulting from the sale of such hardware to third parties. For greater certainty, AIRVANA shall have no rights in the NORTEL NETWORKS mini backplane.

     d) NORTEL NETWORKS may at its option procure Rev A DOM hardware from AIRVANA at a price set forth in Appendix A(3). Such price is subject to change based on demonstrated cost increases as a result of NORTEL NETWORKS' changes to the AIRVANA design. NORTEL NETWORKS' option expires May 15, 2005 unless otherwise agreed to among the parties.

     e) AIRVANA will provide NORTEL NETWORKS with detailed hardware design documentation to allow NORTEL NETWORKS to take over long term responsibility for the maintenance, enhancement and development of its DOM hardware. AIRVANA shall have the right to independently maintain, enhance and develop its DOM hardware. NORTEL NETWORKS will have the right to change, re-use and repackage this design as required on a royalty free basis for all applications except 1xEV-DO solutions. 1xEV-DO DOM hardware solutions based on Airvana hardware design must execute software that is licensed from AIRVANA. For greater certainty, Nortel reserves the right implement its own hardware design solution based on reference designs not provided by Airvana. If changes to the design impact AIRVANA Software, NORTEL NETWORKS will pay for development work necessary to ensure proper operation of the system (if continued operation is reasonably achievable in light of the design changes) at the then current rate for time and material support service set forth in Appendix A(3).

     f) AIRVANA will provide access to and the right to use and modify source code for low level hardware drivers associated with the DOM hardware design on a royalty free basis for all applications, except use of such hardware drivers with 1xEV-DO DOM solutions based on Airvana hardware design will be royalty free provided NORTEL NETWORKS is purchasing Software from Airvana or paying technology royalty fees under the Design License Agreement. For greater certainty, Nortel reserves the right to implement its own software solution on its independently developed hardware design. If changes to the low level hardware drivers impact

          AIRVANA Software, NORTEL NETWORKS will pay for development work necessary to ensure proper operation of the system (if continued operation is reasonably achievable in light of the design changes) at the then current rate for time and material support service set forth in Appendix A(3).

     g) For greater certainty, this Section 14 of Amendment No. 4 is subject to and governed by the provisions of Section 22 (Intellectual Property Rights) of the Agreement and nothing in this Section shall be construed as a grant by either party to the other of any rights under any patents.

     15. Add section 9.6: NORTEL NETWORKS will notify AIRVANA in writing by May 15, 2005 unless otherwise agreed to by the parties whether it will exercise the option to internalize the manufacturing of the DOM as provided in this Agreement. If NORTEL NETWORKS elects to manufacture Rev A DOMs, as provided for in this Agreement, Hardware Technical Support and Hardware repair and return services for those products will become the responsibility of NORTEL NETWORKS. AIRVANA will reasonably provide NORTEL NETWORKS with technical support consistent with Section 9.3 of this Agreement.

          A new section 9.7 is added to the Agreement as follows: "9.7 Promptly following execution of Amendment No. 4 to the Agreement, the parties shall expeditiously and in good faith, negotiate a definitive design transfer license agreement ("License Agreement") incorporating the terms and conditions set forth on Exhibit A. Upon written request from NORTEL NETWORKS the parties shall execute the License Agreement agreed to by the parties. It is understood however, that if for any reason the parties have failed to execute a License Agreement at the time Nortel gives such notice, then the terms of such Exhibit A shall constitute binding obligations of the parties."

     16. The first paragraph of Section 9.2 is hereby deleted and replaced with;

     AIRVANA hereby agrees to make available to NORTEL NETWORKS the technical support services described below in this Section 9.2 for the Product for the duration of the Warranty Period, and in successive renewable [**] month periods for at least [**] years after the expiry of the Warranty Period. These technical support services shall be provided at no charge to NORTEL NETWORKS during the Warranty Period. The successive renewable [**] month technical support periods shall be priced in accordance with the fees for such support set forth in Appendix A(3) and invoiced for each [**] in advance (or prorated if for a partial calendar quarter). The fees for services will be determined once per year in December for the next calendar year based on the number of Products for which NORTEL NETWORKS requires support and;

          a) are off warranty effective January 1st. The applicable fee for each [**] will be [**] of the annual Post Warrant Support Services fee, and

          b) scheduled to come off of warranty during the calendar year. The applicable fee for each [**] will be [**] of the annual Post Warrant Support Services fee and will be prorated on a daily basis for the partial quarters.

     Should changes in the population of Product requiring Post Warranty Support Services occur during the calendar year resulting in an increase or decrease of units requiring support the parties will adjust the payments for the following [**].

     AIRVANA's rates for Other Support Service in Appendix A(3) may be increased from time to time by a percentage amount no greater than the percentage increase in the industry wage average in the United States based upon independent third party surveys.

     The Product support service shall as a minimum provide for:

     17. Provided that AIRVANA is in material compliance with its obligations under the Agreement, NORTEL NETWORKS will make certain fixed payments to AIRVANA in the amount of [**] Dollars U.S. ($[**] U.S.) [**] commencing January 1st, 2005 and ending with the shipment of unit [**] of the CSM6800 based DOM product. The final fixed payment shall be reduced for the [**] in which the [**] unit is scheduled to be shipped. For example if unit [**] is scheduled to ship on [**] the final payment would be [**]. The parties further agree to meet and determine the necessary adjustment payment or credit due within [**] days of achieving the [**] unit shipment.

     The fixed payments will be invoiced by AIRVANA in the amount of [**] Dollars U.S. ($[**] U.S.) or in the amount of the final payment no earlier than the [**] but only so long as the Agreement remains in effect. Payment terms for such fixed payments shall be net [**] days from the date of invoice.

     18.  Add section 19.3

          19.3 - Right of Notification

     19.3.1 Rights of Notification of CoC Offers and Minority Investments:

               (a) CoC offers: Provided that NORTEL NETWORKS's license and fee payments to AIRVANA under the Agreement in the prior [**] months are greater than $[**], NORTEL NETWORKS shall be granted a Right of Notification upon receipt by AIRVANA or any of its officers, employees, directors or shareholders of a bona fide offer from any corporation, partnership, person or other entity or group (other than NORTEL NETWORKS) to effect a Change of Control (as defined below) of AIRVANA (a "CoC Offer")

               (b) Minority Offers: Provided that NORTEL NETWORKS' license and fee payments to AIRVANA under the Agreement in the prior [**] months are greater than $[**], to the extent permitted in light of Airvana's confidentiality obligations with third parties, NORTEL NETWORKS shall be granted a Right of Notification upon AIRVANA's or an AIRVANA shareholder's receipt of a bona fide offer from a NORTEL NETWORKS Competitor to acquire a minority equity interest in AIRVANA of at least 20% of the equity in Airvana in one or a series of transactions ("Minority Offer") that AIRVANA's management recommends that AIRVANA's Board of Directors accept.

               (c) Notice required: Upon the occurrence of the events described in part 2(a) or 2(b) above, AIRVANA shall give NORTEL NETWORKS written notice ("Notice") no later than [**] hours after AIRVANA or any of its officers, employees, directors or shareholders receives such a CoC Offer or management's recommendation that the Board of Directors accept such a Minority Offer.

               (d) Waiting Period: Beginning from AIRVANA's receipt of the CoC Offer or Minority Offer subject to the Rights of Notification described in this part 2 herein and continuing for a minimum of [**] business days following NORTEL NETWORKS' receipt of the Notice with respect thereto, AIRVANA shall not accept such CoC Offer or Minority Offer from a third party.

     19.3.2 Director or Observer rights:

          If AIRVANA enters into a 1xEV-DO OEM/reseller agreement with any similarly situated third party and grants such third party the right to appoint a director or observer to AIRVANA's Board of Directors, AIRVANA shall offer the same right to NORTEL NETWORKS, provided that NORTEL NETWORKS's equity ownership in AIRVANA is equal to or greater than that of such third party.

     19.3.3 General:

               (a) The rights granted to NORTEL NETWORKS above shall terminate upon the closing of a QIPO (Qualified Initial Public Offering) of AIRVANA stock.

               (b) Any new CoC Offer or Minority Offer from the same offeror containing materially different terms or any new CoC Offer or Minority Offer from a different offeror will trigger the above process again.

               (c) AIRVANA will ensure that its officers, employees, directors, shareholders, affiliates and legal, accounting and financial advisors or agents adhere to the terms of this section.

               (d) For purposes of the Right of Notification described herein, a "Change of Control" means (i) a merger, acquisition, sale of voting control or other business combination as a result of which the current shareholders of AIRVANA prior to such transaction would no longer hold more than 50% of the voting power of the acquiring or surviving corporation, and/or (ii) the sale of all or substantially all of the assets of AIRVANA.

     19. The following phrase is added at the end of section 22.5: "or NORTEL NETWORKS".

     20. Add Appendix M - ESCROW DEPOSITOR ACCEPTANCE FORM AND AMENDMENT (attached)

     21.  Add Section 32.11 Escrow

     32.11 Escrow

     AIRVANA and NORTEL NETWORKS will execute the Depositor Acceptance Form and Amendment modifying the terms and conditions of the Master Escrow Agreement dated February 1, 2003 between DSI and NORTEL NETWORKS Limited ("Escrow Agreement") attached hereto and incorporated herein as Appendix M by April 1st, 2005.

     During the term of this Agreement, and for a period up to [**] years following termination as long as Product is covered under Warranty or is subject to the support and maintenance terms of this Agreement or of a separate support and maintenance agreement between the parties, AIRVANA will provide updates to the deposit materials for all changes to the Product, as identified in Appendix C Section 12, no later than [**] days after AIRVANA delivers the changes to NORTEL NETWORKS, unless otherwise approved by NORTEL NETWORKS in writing. AIRVANA will provide updates to the deposit materials for all other changes to the Product, as identified in Appendix C Section 13, no later than [**] days after implementation of a change, unless otherwise approved by NORTEL NETWORKS in writing.

     Upon a release of any Deposit Materials to NORTEL NETWORKS pursuant to Sections 5.1of the Escrow Agreement, as amended by the Escrow Depositor Acceptance Form and Amendment attached as Appendix M to this Agreement, NORTEL NETWORKS will have a non-exclusive, worldwide license, to use the released Deposit Materials in accordance with the license set forth in
     Section 32.1. Release of the Deposit Materials shall not affect NORTEL NETWORKS' obligations to pay royalties or other fees under this Agreement unless, in the case of fees, NORTEL NETWORKS is providing the support or services associated with such fee(s) in which case no further fee payment will be due to AIRVANA.

     22.  Section 32.1 is deleted and new Section 32.1 is inserted;

     32.1 In the event that AIRVANA:

          (a) fails to deliver to NORTEL NETWORKS at least [**] percent ([**]%) of the quantities of Products covered by Orders placed by NORTEL NETWORKS for the first month of the binding portion of the Forecast in accordance with Clause 5.3 during any period consisting of [**]; provided, however, that if AIRVANA rejects Orders or portions thereof for any Excess Quantities (as defined in Clause 5.2) for the same [**] time period, the quantities covered by such rejected Orders or portions thereof shall not be considered in the calculations for determining if AIRVANA failed to deliver the required minimum of [**] percent ([**]%) set forth above; and provided also that such [**] percent ([**]%) shall not include any defective Products or Products that otherwise do not materially conform to the requirements of the Order or this Agreement; or

          (b) implements a Product withdrawal in breach of Clause 3.3 without making available a functionally equivalent or superior product, on equal commercial terms; or

          (c) is sold or otherwise experiences a change of control, and its successor or controlling entity does not provide NORTEL NETWORKS with written acknowledgement within [**] days of NORTEL NETWORKS' request for such written acknowledgement that it continues to be bound by, and shall duly and punctually perform, all of the provisions of this Agreement; or

          (d) ceases doing business as a going concern; has a receiver, administrator or manager of its property, assets or undertakings appointed in such circumstances as would substantially affect NORTEL NETWORKS' continuing supply or use of the Product in accordance with this Agreement; files a petition seeking liquidation, dissolutionor winding up; makes an assignment in bankruptcy or is adjudicated a bankrupt; makes a general assignment for the benefit of its creditors; is ordered by any court of competent jurisdiction to be wound up; or become insolvent or makes a sale in bulk of a substantial portion of its assets; or

          (e) shall have failed or shall have ceased to support the Product as provided for in this Agreement, including reasonable requirements for new facilities and features for Products requested by NORTEL NETWORKS. NORTEL NETWORKS shall, prior to the exercising of this right, provide AIRVANA notice and afford AIRVANA [**] days to remedy the situation; or

          (f) shall have failed or shall have ceased to support the Design Transfer obligations as defined in the Exhibit A to Amendment No. 4 to this Agreement.

     then NORTEL NETWORKS may place Orders or Releases for Products directly with AIRVANA's manufacturer(s) and trigger the release of the applicable Deposit Materials from escrow. AIRVANA shall direct such manufacturer(s) to accept such Orders and Releases and provide the Products directly to NORTEL NETWORKS. Without limiting any other provisions herein, if the deposit materials are released from escrow, NORTEL NETWORKS shall have, and is hereby granted a license, to use , copy and modify the Deposit Materials and associated intellectual property rights to make, have made, support, maintain, modify, enhance, produce and distribute, the Products, subject to the following limitations;

          a.) Where the event triggering the release of the Deposit Materials from escrow relates solely to the hardware portion of the Products under 32.1(a), Nortel Networks shall not have a right to access any deposit materials that relate solely to the software source code portion of the Product and the rights granted under this license will be limited to those related to the hardware portion of the Product.

          b.) Where the event triggering the release of the Deposit Materials is under 32.1(e) and provided that Airvana can provide reasonable assurance to Nortel Networks that AIRVANA will continue to meet its other support obligations Nortel Networks will not modify or enhance the Product for new facilities and features.

          c.) Where the event triggering the release of the Deposit Materials is under 32.1(f) Section 32.3 of this Agreement will not apply. However, the royalty provisions as specified in Exhibit A of Amendment No. 4 will apply.

          AIRVANA shall at NORTEL NETWORKS' expense provide such assistance as NORTEL NETWORKS may reasonably request in order to enable NORTEL NETWORKS, its agents, manufacturers and affiliates to fully exercise its rights relating to its use of the Deposit Materials.

     23.  Section 32.2 is deleted and new Section 32.2 is inserted;

     32.2 NORTEL NETWORKS shall have the right to sublicense this grant to a third party manufacturer, for the sole purpose of providing the Products directly on behalf of NORTEL NETWORKS. AIRVANA shall provide NORTEL NETWORKS or its designated manufacturer with all necessary rights, information and materials (but not tooling or machinery) in order to permit someone reasonably skilled in the industry to manufacture and support the Product(s) within their manufacturer's facilities. Such information includes, by example and not by way of limitation:

          (i) manufacturing drawings and specifications of raw materials and components comprising such parts;

          (ii) manufacturing drawings and specifications covering special tooling and the operation thereof;

          (iii) a detailed list of all commercially available parts and components purchased by AIRVANA on the open market disclosing the part number, name and location of the supplier, and non-confidential price lists for the purchase thereof, if in AIRVANA's possession; and

          (iv) one complete copy of the then current source and binary code used in the preparation of any Software licensed or otherwise acquired by NORTEL NETWORKS from AIRVANA hereunder.

     Any designated manufacturer of NORTEL NETWORKS will enter into appropriate confidentiality agreements with its employees, contractors/suppliers and NORTEL NETWORKS. AIRVANA shall assist NORTEL NETWORKS in obtaining any required assignment of rights to third party technology in the Product(s). For greater certainty, the Deposit Materials that AIRVANA shall deposit and update in accordance with the terms of the Escrow Agreement shall include all of the information and materials referenced above.

     24. Section 10B(b) of Appendix C is deleted and new Section 10B(b) of Appendix C is inserted; (b) NORTEL NETWORKS shall, prior to the exercising of this right, provide AIRVANA notice pursuant to Clause 10B above and afford AIRVANA [**] days to remedy the situation to NORTEL NETWORKS' satisfaction and if not remedied trigger the release of the Deposit Materials from escrow.

In all other respects the Agreement, as amended, remains unchanged.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to be signed by their duly authorized representatives as of the Effective Date, although actually signed by the parties on the dates set forth below their respective signatures.

AIRVANA INC.                            NORTEL NETWORKS INC.


By: /s/ Randall A. Battat               By: /s/ Doug Wolfe
    ---------------------------------       ------------------------------------
    (Signature)                            (Signature)
Name: Randall A. Battat                 Name: Doug Wolfe
      (Print)                                 (Print)
Title: President & CEO                  Title: VP PLM

Date: 4/13/05                           Date: 4/01/05

                                 APPENDIX A (3)

         PRODUCTS (HARDWARE AND SOFTWARE), AND SERVICES; PRICES AND FEES

                                    HARDWARE

                            NORTEL
                AIRVANA    NETWORKS
                 ORDER    PRICE FOR
HARDWARE NAME    NUMBER    HARDWARE   NOTES
-------------   -------   ---------   -----
[**]              TBD        [**]      [**]
[**]              TBD        [**]      [**]
[**]              TBD        [**]      [**]

                                    SOFTWARE

SOFTWARE NAME (SOFTWARE MAY               NORTEL
BE DELIVERED SEPARATELY       AIRVANA    NETWORKS
FROM THE HARDWARE OR           ORDER    PRICE FOR
EMBEDDED IN THE HARDWARE)     NUMBER     SOFTWARE   NOTES
---------------------------   -------   ---------   -----
[**]                            TBD        [**]      [**]
[**]                            TBD        [**]      [**]
[**]                            TBD        [**]      [**]
[**]                            TBD        [**]      [**]
[**]                            TBD        [**]      [**]
[**]                                       [**]

[**].

                         POST-WARRANTY SUPPORT SERVICES

                                 NORTEL
                      AIRVANA   NETWORKS
SUPPORT SERVICE BY     ORDER      PRICE
PRODUCT OR SOFTWARE    NUMBER   PER YEAR   NOTES
-------------------   -------   --------   -----
[**]                    TBD       [**]      [**]
[**]                    TBD       [**]      [**]
[**]                    TBD       [**]      [**]

Other Support   Nortel Networks   Notes
   Service           Price
-------------   ---------------   -----
     [**]             [**]         [**]
     [**]             [**]         [**]
     [**]             [**]         [**]

                                TRAINING COURSES

COURSE   COURSE
NUMBER   LENGTH                    COURSE TITLE / DESCRIPTION                   PRE-REQUISITES
------   ------                    --------------------------                   --------------
                  INTRODUCTION TO 1XEV-DO NETWORK CONCEPTS                      None
101      2 DAYS   PRIMARY AUDIENCE: First and second line support
                  CONTENTS: Classroom only. This course covers basics of the
                  TCP/IP protocol, IP routing protocols, Data Link Protocols, basic CDMA protocol operation, and the 1xEV-DO protocol.

                  BASIC 1XEV-DO - CONCEPTS AND OPERATION

201      5 DAYS   PRIMARY AUDIENCE: First and second line support and           101 OR
                  technical field personnel, network planners                   EQUIVALENT
                  CONTENTS: Classroom and lab. This course covers the
                  1xEV-DO system, airlink, signaling and applications in
                  detail; hands-on work with the DOM, RNC & ANM, and basic
                  network troubleshooting, OMs & logging.

                  ADVANCED 1XEV-DO - CONCEPTS AND OPERATION

301      4 DAYS   AUDIENCE: First and second line support, technical field      201
                  personnel, network planners
                  CONTENTS: Classroom and lab. This course covers advanced
                  topics including RF optimization, network optimization,
                  performance analysis, detailed throughput performance
                  troubleshooting.

PRICING TABLE

                                                     TOTAL COST / NUMBER OF STUDENTS
COURSE NUMBER /                              ----------------------------------------------
COURSE TITLE               LOCATION            6     7       8     9      10     11     12
---------------     ----------------------   ----   ----   ----   ----   ----   ----   ----
101 Introduction    Airvana/Chelmsford       [**]   [**]   [**]   [**]   [**]   [**]   [**]
to 1xEV-DO          Customer/US & Canada     [**]   [**]   [**]   [**]   [**]   [**]   [**]
Network Concepts    Customer/International   [**]   [**]   [**]   [**]   [**]   [**]   [**]

201 Basic 1xEV-DO   Airvana/Chelmsford       [**]   [**]   [**]   [**]   [**]   [**]   [**]
- Concepts and      Customer/US & Canada     [**]   [**]   [**]   [**]   [**]   [**]   [**]
Operation           Customer/International   [**]   [**]   [**]   [**]   [**]   [**]   [**]

301 Advanced        Airvana/Chelmsford       [**]   [**]   [**]   [**]   [**]   [**]   [**]
1xEV-DO -           Customer/US & Canada     [**]   [**]   [**]   [**]   [**]   [**]   [**]
Concepts and        Customer/International   [**]   [**]   [**]   [**]   [**]   [**]   [**]
Operation

* - Applicable once Airvana has facilities capable of accommodating number of students (target 2Q05)

     CANCELLATION POLICY:

The following cancellation policy shall apply:

a) Reschedule 14+ days, no charge 1st time only, then considered a cancellation as below.

b)   Cancel 14-29 days before delivery date, [**]% of services charged.

c)   Cancel 7-13 days before delivery date, [**]% of services charged.

d)   Cancel 0-6 days before delivery date, [**]% of services charged.

                                  EXHIBIT A

                        Design and Technology License

1.   Definitions:

     "Annual Volume" means, for the purposes of determining the royalty payable under section 9 below, the total volume during the immediately preceding 4 calendar quarters, as determined on the last day of the fourth quarter of such 4 calendar quarters, of ;

          a) DOM Hardware Products purchased or ordered for delivery under the Airvana / Nortel Purchase Agreement, and

          b) DOM Software Products deployed by Nortel Networks under the Airvana / Nortel Purchase Agreement, and

          c)   Nortel EVDO Products which a royalty is payable hereunder

     "Design Transfer Documentation" means the specifications, interface specifications, compatibility specifications, design documentation, and other technical materials specified in Schedule 1 to this Exhibit. Any Design Transfer Documentation will be limited to releases not greater than the maximum numbered release for which there is a development agreement between Nortel and Airvana.

     "DOM Module" means channel card hardware and software supporting EVDO in
     1.25 MHz of spectrum.

     "EVDO Products" means products listed in Appendix A of the Airvana / Nortel Purchase Agreement.

     "License Agreement" means the license agreement granting rights to the Design Transfer Documentation referenced in Section 2 of this Exhibit.

     "Nortel EVDO Product" means a DOM Module incorporating Nortel Networks DOM software based, in more than an incidental manner, on the Design Transfer Documentation or a DOM Module communicating with Nortel Networks RNC software based, in more than an incidental manner, on the Design Transfer Documentation.

     "SOW" means the statement of work setting out the schedules, acceptance criteria and details relating to the Design Transfer Documentation to be delivered hereunder.

2. Following execution of Amendment No. 4 to the Nortel / Airvana Purchase Agreement, the parties shall expeditiously and in good faith negotiate a definitive design transfer license agreement ("License Agreement") and SOW incorporating the terms of this exhibit. When completed such License Agreement and SOW will be attached as a schedule to this Exhibit, however the License Agreement will only be executed following a notice from Nortel Networks pursuant to the terms of Section 9.7 of the Agreement. It is understood however, that if for any reason the parties have not finalized the License Agreement prior to the date Nortel gives such notice, then the terms of this exhibit set forth below shall come into force and constitute binding obligations of the parties, and references herein to the date of execution of the License Agreement shall instead refer to the date on which Nortel Networks provided notice under section 9.7.

3. Nortel may require that the parties execute the License Agreement at any time during the term of this Agreement. Notice from NORTEL NETWORKS pursuant to the terms of Section 9.7 of the Agreement shall be considered a Nortel caused delay to existing programs and, if such notice occurs between a Business Readiness review and a planned Channel Ready date for Release 3.2 or 4.0, the planned Channel Ready date will be adjusted per Section 11 of Amendment No.4.

     If NORTEL NETWORKS implements a commercial Nortel EVDO Product prior to the end of the term of this Agreement, NORTEL NETWORKS at its sole discretion may;

          a.) continue to use AIRVANA provided DOM Software; or

          b.) use a NORTEL NETWORKS provided DOM Software provided that NORTEL NETWORKS shall pay a royalty equal to the license fee applicable to AIRVANA Software for DOM Products (set forth in Appendix A3) for each Nortel provided DOM Software product sold prior to the end of the term of this Agreement; or

          c.) use a NORTEL NETWORKS provided DOM Software under the terms of this license should AIRVANA be in material breach of the Agreement and not be able to deliver the required Software solution in accordance with the Minimum Requirements Specifications.

4. Airvana will provide an initial complete copy of the Design Transfer Documentation, as identified in Schedule 1 of this exhibit, of the then current Customer Ready release within [**] days following notice from NORTEL NETWORKS pursuant to the terms of Section 9.7 of the Agreement

     Airvana will provide an updated version of the Design Transfer Documentation, as identified in Schedule 1 of this Exhibit A, for the Target Release within [**] days of achieving the Customer Ready date for the Target Release or [**] days from the delivery of the initial copy, whichever is later. "Target Release" is defined as a release not greater than the maximum numbered release for which there is a development agreement between Nortel and Airvana and specified by Nortel Networks in writing at the time of NORTEL NETWORKS provides a notice pursuant to the terms of Section 9.7 of the Agreement. The mutually agreed planned Customer Ready date for the Target Release must be planned to occur no more than [**] days after the date of notice from NORTEL NETWORKS pursuant to the terms of Section 9.7 of the Agreement

     After delivery of the complete Design Transfer Documentation associated with the initial and Target Releases and at Nortel's request, Airvana will provide a subsequent update to the documentation associated with
     Schedule 1 for an additional specified release, limited to releases not greater than the maximum numbered release for which there is a development agreement between Nortel and Airvana, within [**] days of Nortel's request or within [**] days of achieving Customer Ready of the additional specified release, whichever is later. Airvana will be obligated to provide no more than one such update, and the fee to be paid by NORTEL NETWORKS is a one-time fee of $[**].

     Nortel shall reimburse Airvana for all its reasonable costs incurred in connection with the preparation of the Design Transfer Documentation at its standard time and materials rates per Appendix A.

5. Airvana grants NORTEL NETWORKS a non-exclusive, irrevocable worldwide license, under Airvana's intellectual property rights to use, copy and modify the Design Transfer Documentation to make, have made, use, copy, modify, import, sell, offer for sale, lease or otherwise distribute directly and through agents and distributors, products that are based upon or incorporate the Design Transfer Documentation. It is understood that the foregoing license shall be royalty bearing for all Nortel EVDO Products in accordance with section 9 below. For greater certainty, no royalties are payable for products that are not more than incidentally based on the Design Transfer Documentation. Nortel shall not have the right to otherwise extend this license to third parties.

6. Airvana represents and warrants that it has all rights necessary to grant the license provided for herein.

7. The Design Transfer Documentation as identified in Schedule 1 to this Exhibit A shall be sufficiently comprehensive to enable an individual reasonably skilled in the applicable technology, to develop, enhance and maintain products that are backward compatible with deployed EVDO Products. Airvana will promptly resolve issues identified by Nortel Networks where Product functionality is not consistent with the Design Transfer Documentation.

8. Nortel Networks shall pay AIRVANA for the Design Transfer Documentation and the license granted hereunder:

          (a) a fee of [**] US ($[**]) upon notice from NORTEL NETWORKS pursuant to the terms of Section 9.7 of the Agreement; and

          (b) an additional [**] dollars ($[**]) upon delivery to Nortel Networks of the final copy of the Design Transfer
               Documentation for the Target Release provided that the Design Transfer Documentation is substantially complete; and

          (c) an additional [**] dollars US ($[**]) upon acceptance by Nortel Networks of the Design Transfer Documentation which is expected to occur within [**] days of delivery. Airvana shall promptly correct any deficiencies noted by Nortel Networks. Nortel Networks acceptance of the Design Transfer Documentation will not be unreasonably withheld.

     Payment terms for such fixed payments shall be net [**] days from the date of invoice.

9. Nortel Networks will pay a royalty for each Nortel EVDO Product sold by Nortel for use in a customer's live network net of units reported as sold that were not accepted by the customer and subsequently returned. The royalty will be;

          (a) If the Annual Volumes is less than [**] units the royalty is $[**] per Nortel EVDO Product; or

          (b) If the Annual Volumes is greater than or equal to [**] units and less than [**] units the royalty is $[**] per Nortel EVDO Product

          (c) If the Annual Volumes is greater than or equal to [**] units the royalty is $[**] per Nortel EVDO Product

     Payment of these fees will be per section 30.6, 30.9 and 30.12 of the Agreement.

     The royalty will apply to all Nortel EVDO Products sold. In addition, once Nortel EVDO Products are deployed into a specific market for a specific wireless operator (examples: Verizon Los Angeles or Sprint Kansas City), the royalty rates above will apply to all DOM Modules sold into that market for [**] years from the date of first commercial shipment of Nortel EVDO Product regardless of whether they are based on the Design Transfer Documentation.

     After [**] years from the date of first commercial shipment of Nortel EVDO Product at which time the parties will renegotiate in good faith revised commercial terms providing that the royalties may be reduced. For greater certainty, if the value of the Design Transfer Documentation incorporated into the Nortel EVDO Product is reduced the royalty will be reduced correspondingly. For greater certainty, the license rights granted to Nortel shall survive any termination of this License Agreement.

10. For a period of no less than [**] months after Nortel accepts the Design Transfer Documentation, Airvana shall provide such support and assistance for the Design Transfer Documentation as Nortel may reasonably require at the time and materials rates specified in Appendix A-3 to the Airvana Nortel Purchase Agreement. Such support shall be provided in a timely and efficient manner by skilled and competent workers.

                                    * * *

                  SCHEDULE 1 - DESIGN TRANSFER DOCUMENTATION

This document describes the 1xEV-DO call processing and DOM-RNC, EMS-DOM and EMS-RNC interface descriptions that will be delivered to Nortel subsequent to an initiation of the Design Transfer process.

     1 RNC-DOM and EMS-DOM Interface Descriptions for Compatibility with 'Older' DOM's running Airvana Software.

          1.1  DOM-RNC Interfaces Covered

          Interface documentation will be similar in scope to specifications defined by industry standards organizations, such as TIA, and will be sufficient to allow Nortel to develop a backwards-compatible BSC. The documentation will include: interfaces for homing interactions between the DOM and the RNC, interfaces for 1xEV-DO common channel and traffic channels and interfaces for signaling messages needed to setup/teardown of such channels, and all known error paths and failure scenarios. The documentation provided will include any interactions between the RNC and DOM for provisioning, initialization, upgrade and known failure scenarios.

          1.2  EMS-DOM Interfaces Covered

          Interface documentation will be similar in scope to specifications defined by industry standards organizations, such as TIA, and will be sufficient to allow Nortel to develop a backwards-compatible EMS. The documentation will include: EMS to DOM OAM messaging, XML/HTTP schema and interfaces for management and retrieval of OAM data, translation of SNMP traps and states to alarms, format of OMs, logs and any other data that is uploaded to the EMS, sequences related to a software upgrade of the DOMs, sequences related to backup and restore of the DOMs, any other interactions that occur between the EMS and the DOM to allow the DOM to be fully managed, and all known error paths and failure scenarios.

                        Schedule 2 - Statement of Work

[To be inserted once final]

                        Schedule 3 - License Agreement

[ To be inserted once final]

EXHIBIT B - RELEASE 3.2 FUNCTIONALITY

[**]

EXHIBIT C- RELEASE 4.0 FUNCTIONALITY

[**]

                                  APPENDIX M

                ESCROW DEPOSITOR ACCEPTANCE FORM AND AMENDMENT

                          Account Number 22381 (XX)

Airvana, Inc. ("Depositor"), Nortel Networks Inc. (the "Preferred Beneficiary") and DSI Technology Escrow Services, Inc. ("DSI"), hereby acknowledge that Airvana, Inc. is the Depositor referred to in the Master Escrow Agreement ("Escrow Agreement") effective February 1, 2003 with DSI as the escrow agent and Nortel Networks Inc. as the Preferred Beneficiary. In addition to DSI and the Preferred Beneficiary by its signature below, Depositor hereby agrees to be bound by all provisions of such Escrow Agreement, a copy of which is attached hereto as Attachment 1 to this Appendix M; provided, however, the parties agree that for the limited purposes of Airvana, Inc.'s Deposit Materials under this Escrow Agreement, the Escrow Agreement is amended as follows:

     1. For purposes of this Depositor Acceptance Form and Amendment references to "License Agreement" in the Escrow Agreement means the OEM Purchase and Sale Agreement No. 011174 between Nortel Networks Inc. and Airvana, Inc., effective 1st day of October, 2001.

     2. Revise the last sentence of Section 6.3 as follows: If DSI does not receive said joint written instructions within 60 days of the date of DSI's written termination notice, then DSI shall destroy, return or otherwise deliver the Deposit Materials in accordance with
          Section 6.4

     3.   Delete Section 5.1 in its entirety and replace with the following

          5.1 Release Conditions. As used in this Escrow Agreement, "Release Condition" means:

     a.) fails to deliver to NORTEL NETWORKS at least [**] percent ([**]%) of the quantities of Products covered by Orders placed by NORTEL NETWORKS for the first month of the binding portion of the Forecast in accordance with Clause 5.3 during any period consisting of [**]; provided, however, that if AIRVANA rejects Orders or portions thereof for any Excess Quantities (as defined in Clause 5.2) for the same [**] time period, the quantities covered by such rejected Orders or portions thereof shall not be considered in the calculations for determining if AIRVANA failed to deliver the required minimum of [**] percent ([**]%) set forth above; and provided also that such [**] percent ([**]%) shall not include any defective Products or Products that otherwise do not materially conform to the requirements of the Order or this Agreement; or

     b.) implements a Product withdrawal in breach of Clause 3.3 without making available a functionally equivalent or superior product, on equal commercial terms; or

     c.) is sold or otherwise experiences a change of control, and its successor or controlling entity does not provide NORTEL NETWORKS with written acknowledgement within [**] days of NORTEL NETWORKS' request for such written acknowledgement that it continues to be bound by, and shall duly and punctually perform, all of the provisions of this Agreement; or

     d.) ceases doing business as a going concern; has a receiver, administrator or manager of its property, assets or undertakings appointed in such circumstances as would substantially affect NORTEL NETWORKS' continuing supply or use of the Product in accordance with this Agreement; files a petition seeking liquidation, dissolution or winding up; makes an assignment in bankruptcy or is adjudicated a bankrupt; makes a general assignment for the benefit of its creditors; is ordered by any court of competent jurisdiction to be wound up; or become insolvent or makes a sale in bulk of a substantial portion of its assets; or

     e.) shall have failed or shall have ceased to support the Product as provided for in this Agreement, including reasonable requirements for new facilities and features for Products requested by NORTEL NETWORKS. NORTEL NETWORKS shall, prior to the exercising of this right, provide AIRVANA notice and afford AIRVANA [**] days to remedy the situation.

     f.) ceases or is unwilling, to provide commercially adequate warranty support, technical support or maintenance for the Products in accordance with the terms and conditions of the Agreement;

     g.) shall have failed or shall have ceased to support the Design Transfer obligations as defined in the Exhibit A to Amendment No. 4 to this Agreement.

     4. Notwithstanding anything to the contrary in the Escrow Agreement, DSI will not release Deposit Material related solely to Source Code if the trigger event is per 5.1 (a).

DSI will not be required to inquire into the truth or evaluate merit of any statement or representation contained in any notice or document. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

Notices and communications to Depositor should be addressed to:

Depositor Company Name: Airvana, Inc.
Address: Designated Contact: General Counsel
Telephone: __________________
Facsimile: __________________
E-Mail: __________________
Verification Contact (required): __________________

Notices and Invoices to Preferred Beneficiary concerning this escrow arrangement should be addressed to:

Preferred Beneficiary:  Nortel Networks Inc.
Address: 2221 Lakeside Blvd., Richardson, Texas 75082
Designated Contact: Hal Naboshek, Legal Counsel
Telephone: (972) 684-5942
Facsimile: (972) 685-3504
E-Mail:__________________
Verification Contact (required): __________________
P.O.#, if required: __________________

Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.

Contracts, Deposit Materials and notices to DSI should be addressed to:

DSI Technology Escrow Services, Inc.
Contract Administration
9265 Sky Park Court, Suite 202
San Diego, CA 92123
Telephone: (858) 499-1600
Facsimile: (858) 694-1919
E-Mail: clientservices@dsiescrow.com

Invoice inquiries and fee remittances to DSI should be addressed to:

DSI Technology Escrow Services, Inc.
P.O. Box. 27131
New York, NY 10087-7131

Wire Information:
Routing # 021000021
Acct# 323285228

Bank Address:
JP Morgan Chase Bank
280 Park Avenue
New York, NY 10017

Funds Transfer Phone#
(866) 223-0359

                                        Nortel Networks Inc. - Preferred
Seller - Depositor                      Beneficiary


By:                                     By:
    ---------------------------------       ------------------------------------
Print Name:                             Print Name:
            -------------------------               ----------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Date:                                   Date:
     --------------------------------         ----------------------------------


DSI Technology Escrow Services, Inc.


By:
    ---------------------------------
Print Name:
            -------------------------
Title:
       ------------------------------
Date:
      -------------------------------

                             MASTER ESCROW AGREEMENT

                             Master Number _________

This agreement ("Agreement") is effective February 1, 2003 among DSI Technology Escrow Services, Inc. ("DSI"), Nortel Networks Limited, its Subsidiaries and Affiliates (each individually the "Preferred Beneficiary", as further defined below) and any additional party signing the Depositor Acceptance Form attached to this Agreement ("Depositor"), who collectively may be referred to in this Agreement as the parties ("Parties").

A. Depositor and Preferred Beneficiary (i.e., Nortel Networks Limited, or an Affiliate or Subsidiary) have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the License Agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the License Agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

ARTICLE 1 -- DEFINITIONS

1.1 As used in this Agreement and the Schedules attached hereto, unless otherwise defined:

(a)  "Affiliate" or "Affiliates" shall mean:

     -    any Manufacturing Licensee licensed by Preferred Beneficiary;

     - any joint venture, which is a cooperative business enterprise formed between Preferred Beneficiary and one or more other autonomous entities to address more effectively certain mutual business interests and opportunities; and/or

     - any corporation or other legal entity other than a Subsidiary in which Nortel Networks Limited or its parent, Nortel Networks Corporation, directly or indirectly, owns or controls, and continues to own or control, twenty percent (20%) or more of the voting stock or shares, or other control mechanism;

(b) "Deposit Materials" shall mean any full source code copy as well as any blueprints, schematics, diagrams, layouts, instructions, plans, or the like of any proprietary technology of Depositor necessary to produce products under the Agreement or licensed by Preferred Beneficiary pursuant to the Agreement. Without limitation, Deposit

     Materials shall include (as appropriate) all source code, object code, firmware, linking, compiling and building instructions, all embedded programmer comments, all schematics, design drawings, vendor lists, manufacturer training materials, instructions for manufacturing, testing, or assembling products or parts, and any other tools, materials, verification suites, instructions and documentation, collectively sufficient of themselves to permit Preferred Beneficiary to continue to exercise the rights granted to it by the License Agreement. Deposit Materials shall also include any updates, new releases and new versions to the Deposit Materials that Preferred Beneficiary may be entitled to receive pursuant to the License Agreement or any corresponding support agreement in respect of the proprietary technology provided by Depositor pursuant to the License Agreement;

(c) "Manufacturing Licensee" means a third party who enters into an agreement with Preferred Beneficiary to (i) manufacture, in modified or unmodified form, Preferred Beneficiary products, or (ii) lease, sell, sublicense or otherwise distribute (directly or indirectly through Distributors) such Preferred Beneficiary products under Preferred Beneficiary's or the Manufacturing Licensee's own brand name;

(d) "Preferred Beneficiary" - In addition to the description above and for purposes of identifying the parties to License Agreements and the applicable escrow arrangement, the "Preferred Beneficiary" will be the Nortel Networks entity (i.e., Nortel Networks Limited or an Affiliate or Subsidiary) identified in the applicable Depositor Acceptance Form, described in Section 2.1 below.

(e) "Subsidiary" or "Subsidiaries" shall mean any corporation or other legal entity in which Nortel Networks Limited, directly or indirectly, owns and controls, and continues to own and control, fifty percent (50%) or more of the shares or other ownership interest entitled to elect the board of directors or its equivalent;

(f) "Third Party" or "Third Parties" shall mean individuals or entities other than DSI, Depositor or Preferred Beneficiary.

ARTICLE 2 -- DEPOSIT

2.1 Parties to a Deposit and Obligation to Make Deposit - In addition to Nortel Networks Limited participating in escrow arrangements as the "Preferred Beneficiary" under the Master Escrow Agreement, a Subsidiary or Affiliate may enter into escrow arrangements under the Master Escrow Agreement. In that regard, unless otherwise agreed in writing between DSI and an Affiliate or Subsidiary, the Master Escrow Agreement will apply to all escrow arrangements (including invoicing and notification related to the arrangements) among DSI, Depositors and Subsidiaries and all escrow arrangements among DSI, Depositors and Affiliates, as if each Subsidiary and Affiliate were a signatory to this Master Escrow Agreement. A Subsidiary or Affiliate signing an Depositor Acceptance Form will create contractual rights and obligations under this Master Escrow Agreement solely between the applicable Subsidiary or Affiliate (as the "Preferred Beneficiary") and DSI.

2.1.1 In each case Deposit Materials will be placed into escrow under this Agreement, DSI, the Depositor and the Preferred Beneficiary will sign an Depositor Acceptance Form, acknowledging that Depositor will be bound by all provisions of this License Agreement ("Depositor Acceptance Form"). In addition to the Depositor Acceptance Form Depositor will provide DSI with a written description of the Deposit Materials it delivers to DSI for escrow, including the information described in
Section 2.3 below, ("Deposit Materials Description"). Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the Preferred Beneficiary and Depositor regarding the status of the account, as required in Section 3.2 below.

2.1.2 Examples of the Depositor Acceptance Form and Deposit Material Description are included in Exhibit A, attached to and incorporated in this Agreement. The Depositor Acceptance Form and Deposit Material Description (including additions and revisions, as described hereafter) signed by Depositor and DSI, based on
Section 2.4 below, will constitute the escrow document package for the particular escrow transaction ("Escrow Document Package"). A copy of each original, signed Escrow Document Package will be attached to and incorporated in this Agreement as a consecutive numbered attachment to Exhibit B (e.g., B-1, B-2, B-3).

2.1.3 During the term of the License Agreement, subject to Section 2.7 below, Depositor shall keep the Deposit Materials current by promptly depositing Deposit Materials that correspond to (a) all updates, new releases and new versions to the Deposit Materials that Preferred Beneficiary may be entitled to receive pursuant to the License Agreement or which may be provided pursuant to any corresponding support agreement, and, (b) any new materials that may be licensed by Preferred Beneficiary pursuant to the License Agreement. Subject to Sections 2.3 and 2.4 below, Depositor and DSI will sign the Deposit Material Description for the additional Deposit Materials. The applicable Deposit Material Description will be made a part of the applicable Escrow Document Package, previously attached to and incorporated in this Agreement. DSI will send a copy of each additional signed Deposit materials Description to Depositor and Preferred Beneficiary.

2.2 Identification of Tangible Media. Prior to the delivery of the Deposit Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. In that regard the Deposit Materials Description for such tangible media will include the item label description, the type of media and the quantity. 2.3 Deposit Inspection. When DSI receives the Deposit Materials and Deposit Materials Description prepared by Depositor, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed in the Deposit Materials Description. In addition to the deposit inspection, Preferred Beneficiary may request verification of the Deposit Materials in accordance with Section 2.6 below.

2.4 Acceptance of Deposit. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity in the Deposit Materials Description, DSI will date and sign the Deposit Materials Description and mail a copy of the completed Escrow Document Package to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Deposit Materials Description, DSI will (a) note the discrepancies in writing on the Deposit Materials

Description; (b) date and sign the Deposit Materials Description with the exceptions noted; and (c) mail a copy of the Deposit Materials Description to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of the Deposit Materials Description by DSI. Delivery of the signed Deposit Materials Description to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI.

2.5 Depositor's Representations. Depositor represents as follows:

     a. Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

     b. With respect to all of the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

     c. The Deposit Materials are not subject to any lien or other encumbrance;

     d. The Deposit Materials consist of the proprietary technology and other materials identified in the signed Deposit Materials Description, including, without limitation, all source code, object code, linking, compiling, and building instructions, embedded programmer comments, all schematics, design drawings, vendor lists, manufacturer training materials, instructions for manufacturing, testing, or assembling products or parts, and any other design tools, materials, verification suites, instructions, and documentation, collectively sufficient of themselves, to permit Preferred Beneficiary to exercise the rights granted to it under the License Agreement as the case may be; and

     e. The Deposit Materials are readable and useable in their current form or, if any portion of the Deposit Materials is encrypted, the decryption tools and decryption keys have also been deposited.

2.6 Verification. Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause a verification of any Deposit Materials. Preferred Beneficiary shall notify Depositor and DSI of Preferred Beneficiary's request for verification. Depositor shall have the right to be present at the verification. A "verification" determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. Preferred Beneficiary shall have the right to verify that the binary executable versions of any Deposit Materials (including those derived from any Deposit Materials) are complete and operate in accordance with their specifications and documentation. Such right to verify binary executable versions of the Deposit Materials shall include the right to copy such binary versions of the Deposit Materials for transport to, and testing at, Preferred Beneficiary sites (including Preferred Beneficiary customer sites). If Preferred Beneficiary requests a verification after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

In the event that a verification discloses that the Deposit Materials are not complete or do not operate in accordance with their specifications and documentation, Depositor shall within thirty (30) days of notification of such omission or failure:

     (a) identify to Preferred Beneficiary the reason for such omission or failure, and

     (b) correct or augment the Deposit Materials to rectify such omission or failure.

2.7 Deposit Updates. Unless otherwise provided by the License Agreement, Depositor shall update the Deposit Materials no less than every [**] days of the release date of each release of a new version of the product which is subject to the License Agreement. Each Deposit Materials Description will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Deposit Materials Description. The processing of all deposit updates shall be in accordance with Sections 2.2 through 2.6 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

2.8 Removal of Deposit Materials. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 3 -- CONFIDENTIALITY AND RECORD KEEPING

3.1 Confidentiality. DSI shall maintain the Deposit Materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the content of this Agreement to any Third Party. If DSI receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the Parties to this Agreement unless prohibited by law. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; however, DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any order from a court or other judicial tribunal.

3.2 Status Reports. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

3.3 Audit Rights. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

ARTICLE 4 -- GRANT OF RIGHTS TO DSI

4.1 Title to Media. Depositor hereby transfers to DSI the title to the media upon which the proprietary technology and materials are written or stored. However, this transfer does not include the ownership of the proprietary technology and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

4.2 Right to Make Copies. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

4.3 Right to Transfer Upon Release. Depositor hereby grants to DSI the right to transfer Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with Section
5.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.

ARTICLE 5 -- RELEASE OF DEPOSIT

5.1 Release Conditions. As used in this Agreement, "Release Condition" shall mean the following:

     a. Depositor is the subject of a petition or assignment in bankruptcy under applicable bankruptcy laws or other similar laws;

     b. Depositor files a notice of intention to make a proposal under any applicable bankruptcy or other similar laws (including laws related to corporate restructuring or reorganization);

     c. Depositor is subject to the appointment of a trustee, custodian, receiver, or receiver-manager of itself or of any substantial part of its assets;

     d. Depositor makes an assignment, or enters into an arrangement with or for the general benefit of its creditors;

     e. A consistent and material failure or refusal (which failure or refusal has been the subject of a notice in writing to Depositor that its continued failure or refusal would cause Preferred Beneficiary to invoke its rights under this Agreement [**] days after the receipt by Depositor of such notice) to;

          (i)  deliver materials as required pursuant to the License Agreement;

          (ii) provide technical support in accordance with the provisions of the License Agreement or any corresponding support agreement; or

          (iii) provide any other services that Depositor is obliged to provide under the License Agreement that are likely to result in a substantial and material negative impact on Preferred Beneficiary's business or the services that it provides to its customers;

     f.   Depositor ceases to carry on normal business operations;

     g. Nortel Networks has exercised its termination rights under the License Agreement; or,

     h. Any other release conditions provided under the License Agreement.

5.2 Filing For Release. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the

Release Condition and a request for the release of the Deposit Materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor by commercial express mail.

5.3 Contrary Instructions. From the date Depositor receives the notice requesting release of the Deposit Materials as confirmed by delivery receipt from the commercial express mail service (in accordance with Section 9.2, Depositor shall have [**] business days to deliver to DSI written representation by Depositor that a Release Condition has not occurred or has been cured ("Contrary Instructions"). Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to Section 8.3. Subject to Section 6.2 of this Agreement, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) dispute resolution pursuant to Section 8.3; or (c) order of a court.

5.4 Release of Deposit. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary (i.e., the beneficiary that signed the applicable Depositor Acceptance Form), even if more than one beneficiary (i.e., Nortel Networks entity) is registered to the deposit. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expense in excess of $300 will be chargeable to Preferred Beneficiary. Upon any such release, the escrow arrangement and applicable Escrow Document Package will terminate as it relates to the Depositor and Preferred Beneficiary involved in the release; provided, however, that the escrow may be renewed upon the written request of the Preferred Beneficiary or the Depositor upon the termination of the Release Condition.

5.5 Right to Use Following Release. Unless otherwise provided in the License Agreement, upon release of the Deposit Materials in accordance with this Article 5, Preferred Beneficiary and any other applicable parties identified in the License Agreement (e.g., end users, Affiliates, distributors, and contractor manufacturers) shall have a non-exclusive, worldwide right to use, copy, modify and distribute the Deposit Materials for the sole purpose of exercising the rights granted under the License Agreement. The rights granted to the Preferred Beneficiary under this Section shall be in addition to any rights granted to Preferred Beneficiary under the License Agreement. Upon release of the Deposit Materials to Preferred Beneficiary, the obligations of confidentiality set out in the License Agreement shall apply to the Deposit Materials.

ARTICLE 6 -- TERM AND TERMINATION

6.1 Term of Agreement. This Agreement will be in effect from February 1, 2003 until either party gives the other thirty (30) days notice that it wishes to terminate; provided, however, neither party may terminate this Agreement as long as an escrow arrangement created under a Depositor Acceptance Form is in effect. The initial term of any escrow arrangement under this Agreement is for a period of one year from the effective date of the applicable Depositor Acceptance Form. Thereafter, each applicable escrow arrangement under this Agreement shall automatically renew on the anniversary of the effective date of the Depositor Acceptance Form, from year-to-year unless, prior to the anniversary date, (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the escrow arrangement described in their Escrow Document Package is terminated; or
(b) DSI instructs Depositor and Preferred Beneficiary in writing that their escrow arrangement under this Agreement is terminated for nonpayment in accordance with Section 6.2 or by resignation in accordance with Section 6.3.

6.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all parties to the applicable Escrow Document Package. Either Depositor or Preferred Beneficiary may make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within [**] days of the date of such notice, then at any time thereafter DSI shall have the right to terminate the escrow under the Escrow Document Package by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

6.3 Termination by Resignation. DSI reserves the right to terminate an Escrow Document Package under this Agreement, for any reason, by providing Depositor and Preferred Beneficiary with 60-days' written notice of its intent to terminate this Agreement. Within the 60-day period, the Depositor and Preferred Beneficiary may provide DSI with joint written instructions authorizing DSI to forward the Deposit Materials to another escrow company and/or agent or other designated recipient. If DSI does not receive said joint written instructions within 60 days of the date of DSI's written termination notice, then DSI shall destroy, return or otherwise deliver the Deposit Materials in accordance with
Section 5.4.

6.4Disposition of Deposit Materials Upon Termination. Subject to the foregoing termination provisions, and upon termination of an escrow arrangement under this Agreement, DSI shall destroy, return, or otherwise deliver the applicable Deposit Materials in accordance with Depositor's instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to destroy or return the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI or have been released to the Preferred Beneficiary in accordance with Section 5.4

6.5 Survival of Terms Following Termination. Upon termination of an escrow arrangement under this Agreement, the following provisions of this Agreement shall survive with respect to the Escrow Document Package:

     a.   Definitions

     b.   Depositor's Representations (Section 2.5);

     c.   The obligations of confidentiality with respect to the Deposit
          Materials;

     d. The rights granted in the sections entitled Right to Transfer Upon Release (Section 4.3) and Right to Use Following Release (Section 5.5), if a release of the Deposit Materials has occurred prior to termination;

     e.   The obligation to pay DSI any fees and expenses due;

     f.   The provisions of Article 78; and

     g. Any provisions in this Agreement which specifically state they survive the termination of this Agreement.

ARTICLE 7 -- DSI'S FEES

7.1 Fee Schedule. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. DSI shall notify the party responsible for payment of DSI's fees at least 60 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

7.2 Payment Terms. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. All other fees are due [**] days following receipt of invoice. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 6.2.

ARTICLE 8 -- LIABILITY AND DISPUTES

8.1 Right to Rely on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

8.2 Indemnification. Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities ("Liabilities") incurred by DSI relating in any way to this escrow arrangement unless such Liabilities were caused by the negligence or willful misconduct of DSI, as determined by final adjudication, unless DSI agrees to indemnify without adjudicating the issue in court and without its admitting negligence or willful misconduct.

8.3 Dispute Resolution. Any dispute relating to or arising from this Agreement in which DSI is a party to the dispute shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Three arbitrators shall be selected. DSI and Depositor and Preferred Beneficiary shall each select one arbitrator. Unless otherwise agreed by DSI, Depositor and Preferred Beneficiary, arbitration will take place in New York, New York, USA. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

8.4 Limitation of Liability. IN NO EVENT SHALL ANY PARTY BE LIABLE TO ANY OTHER PARTY FOR ANY INDIRECT, INCIDENTAL,, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, (INCLUDING BUT NOT LIMITED TO LOSS OF DATA, REVENUE, AND/OR PROFITS) COSTS OR EXPENSES (INCLUDING LEGAL FEES AND EXPENSES), WHETHER FORSEEABLE OR UNFORSEEABLE, THAT MAY ARISE OUT OF OR IN CONNECTION WITH AN ESCROW ARRANGEMENT EVIDENCED BY AN ESCROW DOCUMENT PACKAGE UNDER THIS AGREEMENT; AND IN NO EVENT SHALL THE COLLECTIVE LIABILITY OF ANY PARTY EXCEED TEN TIMES THE FEES PAID UNDER THIS AGREEMENT. THE FOREGOING LIMITATION OF LIABILITY DOES NOT APPLY WITH RESPECT TO THE PARTY'S OBLIGATIONS UNDER SECTION 8.2, A MATERIAL BREACH OF DSI'S

CONFIDENTIALITY OBLIGATIONS, ANY ACTS OF GROSS NEGLIGENCE, PERSONAL INJURY CLAIMS, PROPERTY DAMAGE CLAIMS (EXCLUDING THE DEPOSIT), OR INTELLECTUAL PROPERTY INFRINGMENT ("EXCLUSIONS").

8.5 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of New York, without regard to its conflict of law provisions.

8.6 Notice of Requested Order. Except in cases in which DSI is alleged to be in breach of this Agreement, if Depositor or a Preferred Beneficiary initiates proceedings to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, prior to initiating the action the party seeking an order shall:

     a.   Give DSI at least two business days' prior notice of the hearing;

     b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

     c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

ARTICLE 9 -- GENERAL PROVISIONS

9.1 Entire Agreement. This Agreement, which includes the Depositor Acceptance Form and Exhibits described herein, embodies the entire understanding among all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement, including each Escrow Document Package. No amendment or modification of this Agreement, including Escrow Document Packages, shall be valid or binding unless signed by all the parties hereto.

9.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the Depositor Acceptance Form or as otherwise designated by a Party in writing to the other two.. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Any correctly addressed notice or last known address of the other Parties that is relied on herein that is refused, unclaimed, or undeliverable because of an act or omission of the Party to be notified as provided herein shall be deemed effective as of the first date that said notice was refused, unclaimed, or deemed undeliverable by the postal authorities by mail, through messenger or commercial express delivery services. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

9.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

9.4 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

9.5 Regulations. Depositor and Preferred Beneficiary are responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

Nortel Networks Limited


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------
Date:
      -------------------------------


DSI Technology Escrow Services, Inc.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------
Date:
      -------------------------------

                                    EXHIBIT A

            MODEL ACCEPTANCE AND DEPOSIT MATERIALS DESCRIPTION FORMS

1. MODEL DEPOSITOR ACCEPTANCE FORM

                            DEPOSITOR ACCEPTANCE FORM

                      Account Number ______________________

Depositor, ________________________ (the "Preferred Beneficiary") and DSI Technology Escrow Services, Inc. ("DSI"), hereby acknowledge that ___________________________ is the Depositor referred to in the Master Escrow Agreement ("Agreement") effective February 1, 2003 with DSI as the escrow agent and Nortel Networks Limited is a Preferred Beneficiary. In addition to DSI and the Preferred Beneficiary by its signature below, Depositor hereby agrees to be bound by all provisions of such Agreement.

DSI will not be required to inquire into the truth or evaluate merit of any statement or representation contained in any notice or document. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

Notices and communications to           Notices and Invoices to Preferred
Depositor should be addressed to:       Beneficiary concerning this escrow
_____________________________________   arrangement should be addressed to:
                                        ________________________________________
Depositor Company Name: _____________
                                        Preferred Beneficiary (as applicable,
Address: ____________________________   fill in with "Nortel Networks Limited"
                                        or the name of a Subsidiary or
Designated Contact: _________________   Affiliate)

Telephone: __________________________   Address: _______________________________

Facsimile: __________________________   Designated Contact: ____________________

E-Mail: _____________________________   Telephone: _____________________________

Verification Contact (required):        Facsimile: _____________________________
_____________________________________
                                        E-Mail: ________________________________

                                        Verification Contact (required): P.O.#,
                                        IF REQUIRED: ___________________________

Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.

Notices to:                             Invoice inquiries and fee remittances
DSI should be addressed to:             to DSI should be addressed to:

DSI Technology Escrow Services, Inc.    DSI Technology Escrow Services, Inc.
Contract Administration                 P.O. Box. 27131
9265 Sky Park Court, Suite 202          New York, NY 10087-7131
San Diego, CA 92123
                                        Wire Information:
Telephone: (858) 499-1600               Routing # 021000021
Facsimile: (858) 694-1919               Acct# 323285228
E-Mail: clientservices@dsiescrow.com

Date: _______________

                                        Bank Address:
                                        JP Morgan Chase Bank
                                        280 Park Avenue
                                        New York, NY 10017

                                        Funds Transfer Phone#
                                        (866) 223-0359

ALL THREE PARTIES NEED TO SIGN THIS DEPOSITOR ACCEPTANCE FORM.

Depositor                               Preferred Beneficiary


By:                                     By:
    ---------------------------------       ------------------------------------
Print Name:                             Print Name:
            -------------------------               ----------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------


DSI Technology Escrow Services, Inc.


By:
    ---------------------------------
Print Name:
            -------------------------
Title:
       ------------------------------
Date:
      -------------------------------

2. MODEL DEPOSIT MATERIALS DESCRIPTION

                       MODEL DEPOSIT MATERIALS DESCRIPTION

Depositor Company Name ________________________________________________________

Account Number _________________________________________________________________

Product Name _________________________________________ Version _________________

(Product Name will appear as Exhibit B Name on Account History report)

DEPOSIT MATERIAL DESCRIPTION:

QUANTITY MEDIA TYPE & SIZE LABEL DESCRIPTION OF EACH SEPARATE ITEM

[ ]   Disk 3.5" or ____

[ ]   DAT tape ____ mm

[ ]   CD-ROM

[ ]   Data cartridge tape ____

[ ]   TK 70 or ____ tape

[ ]   Magnetic tape ____

[ ]   Documentation

[ ]   Other ______________________

PRODUCT DESCRIPTION:

Environment ____________________________________________________________________

DEPOSIT MATERIAL INFORMATION:

Is the media or are any of the files encrypted? Yes / No If yes, please include any passwords and the decryption tools.

Encryption tool name __________________________________ Version ________________

Hardware required ______________________________________________________________

Software required ______________________________________________________________

Other required information _____________________________________________________

I certify for DEPOSITOR that the        ________________________________ DSI has
above described inspected and
accepted the above

Deposit Materials have been             ______________________________ materials
transmitted to DSI:
(any exceptions are noted above):


Signature                               Signature
          ---------------------------             ------------------------------
Print Name                              Print Name
           --------------------------              -----------------------------
Date                                    Date Accepted
     --------------------------------                 --------------------------

Send materials to: DSI, 2100 Norcross Pkwy, Ste 150 Norcross, GA 30071 (770) 239-9200

                                    EXHIBIT B

                             ESCROW DOCUMENT PACKAGE

Each consecutive numbered attachment to this Exhibit B (e.g., B-1, B-2, B-3) is hereby incorporated into this Agreement.

                                                              SEPTEMBER 30, 2005

                                 AMENDMENT NO. 5
                                       TO
                   DEVELOPMENT AND PURCHASE AND SALE AGREEMENT
                                       FOR
                     CDMA HIGH DATA RATE (1XEV-DO) PRODUCTS

                  AIRVANA DOM-A HARDWARE DESIGN TRANSFER TERMS

Amendment No. 5 effective September 30, 2005 to the Development and Purchase and Sale Agreement for CDMA High Data Rate (1xEV-DO) Products between Airvana, Inc. ("Airvana") and Nortel Networks Inc. ("NNI"), as amended (the "Agreement").

WHEREAS section 14 of Amendment No. 4 to the Agreement provides that Airvana will provide Nortel Networks with detailed hardware design documentation to allow Nortel Networks to take over long term responsibility for the maintenance, enhancement and development of Nortel Networks' DOM Hardware;

AND WHEREAS the parties have set forth herein the provisions associated with such hardware design transfer;

NOW THEREFORE, in consideration of the premises and the promises set forth herein, NNI and Airvana agree as follows:

     1. The Agreement is hereby amended by adding the following as Exhibit N - Hardware Design Transfer Terms (including Appendix A - Factory Transfer Package and Appendix B - License Terms). The provisions of Exhibit N are hereby incorporated into the Agreement and are subject to the terms of the Agreement, except as be otherwise provided in such Exhibit N.

In all other respects the Agreement, as amended, remains unchanged.

IN WITNESS WHEREOF the parties have caused this Amendment No. 5 to be signed by their duly authorized representatives as of the Effective Date.

AIRVANA, INC.                           NORTEL NETWORKS INC.


By: /s/ David P. Gamache                By: /s/ Doug Wolfe
    ---------------------------------       ------------------------------------
             (Signature)                                 (Signature)
Name: David P. Gamache                  Name: Doug Wolfe
         (Printed)                             (Printed)
Title: CFO                              Title: VP PLM

Date: September 30, 2005                Date: Oct. 3, 2005

                   EXHIBIT N - HARDWARE DESIGN TRANSFER TERMS

          THIS IS EXHIBIT N TO THE DEVELOPMENT AND PURCHASE AND SALE AGREEMENT FOR CDMA HIGH DATE RATE (1XEV-DO) PRODUCTS BETWEEN AIRVANA, INC. ("AIRVANA") AND NORTEL NETWORKS INC. ("NNI")

Definitions - In this Exhibit capitalized terms have the meaning set forth in the Agreement unless otherwise defined herein. The terms set out below are defined as follows:

"Schematic Package" means the collection of design and manufacturing documents of the DOM-A Hardware consisting of schematics, design specs, simulation access, FPGA code, fab packages, bills of materials (including the means to determine vendor part number information for new or changed parts) and also includes the results of hardware evaluations and testing conducted by the delivering party. The completeness of such package shall be consistent with the timing of the point of transfer.

"DOM-A Hardware" means hardware components including Modules but excluding Nortel Networks proprietary elements not required by Airvana to fulfill obligations under this Exhibit.

"Modules" means the following items comprising a portion of the DOM-A Hardware and based on a common hardware design agreed to by Nortel Networks and Airvana: the Modem PrPMC, BIO/SC PrPMC and CSM6800 PMC. For clarity, elements of the common hardware design are also located on the carrier card.

"Factory Transfer Package" means those diagnostics and other factory test tools set forth on Appendix A, attached hereto and made a part hereof.

1. Airvana shall deliver a copy of the Schematic Package for 1W3 to Nortel Networks. Following the receipt of the Schematic Package, Airvana is not responsible for the DOM-A Hardware. Airvana shall remain responsible for all software aspects of the DOM-A product, both parties' responsibilities in that regard to be in accordance with Section 14 of Amendment No. 4 to the Agreement. Airvana agrees to close items assigned to Airvana in the 1W3 DVT action list.

2. Both Airvana and Nortel Networks will have the right to manufacture the Modules.

3. During the term of the Agreement Nortel Networks will provide notification to Airvana for changes impacting electrical, mechanical interfaces, or characteristics of the Modules. Nortel Networks will not direct the Nortel Contract Manufacturer to discontinue the manufacturing of previous versions of the product without Airvana approval of the phase-in/phase-out plan, which Airvana approval may not be unreasonably withheld.

4. Nortel Networks shall authorize its supplier that will be manufacturing the Modules (the "Nortel Contract Manufacturer") to sell Modules directly to Airvana during the term of this Agreement. Notwithstanding Section 3.6 of the Agreement to the contrary, Airvana shall be permitted to freely offer for sale, market, and resell Modules purchased from the Nortel Contract Manufacturer to any of its customers without restriction of any kind. Nortel Networks shall use commercially reasonable efforts to introduce Airvana to the Nortel Contract Manufacturer to facilitate the negotiation of an agreement between Airvana and the Nortel Contract Manufacturer. Airvana may negotiate with the Nortel Contract Manufacturer the terms and conditions, including pricing and delivery, for the purchase of Modules at Airvana's sole discretion. Nortel Networks shall use reasonable efforts to ensure that any Nortel Networks logos or other markings on the Modules are removable at the time of assembly. Airvana shall use reasonable efforts to remove any Nortel Networks logos or other markings prior to sale of any Module and Nortel Networks shall have no responsibility or liability in respect of the Modules or in connection with any agreement made between Airvana and the Nortel Contract Manufacturer.

5. Nortel Networks will provide a copy of the Schematic Package for the DOM-A Hardware back to Airvana when the Customer Ready version of the design is complete. Nortel Networks will provide a copy of a subset of the Schematic Package for the DOM-A Hardware back to Airvana for the OD prototype version of the design that will include schematics, fab packages, bills of materials (including the means to determine vendor part number information for new or changed parts). For any changes to the DOM-A Hardware leading up to the Customer Ready hardware package, and for any subsequent hardware changes to the Modules after the Customer Ready package, during the term of the Agreement, Nortel Networks will provide its standard EC packages to Airvana at the time of issue for each change. This will contain all necessary information required to incorporate the change in the manufacturing process.

6. During this period between 1W and 0D, beyond the design conversion, Nortel Networks engineers will conduct the remaining evaluations, including applicable PI, FIT, HALT/HASS/ESS, Compliance and Regulatory. Airvana will produce a report detailing the evaluations conducted on 1W units through the month of June 2005 (test results will be based on a previously provided DVT Plan). Nortel Networks will conduct any further testing it feels necessary (or re-do testing that Nortel Networks is uncomfortable with). Nortel Networks will also be responsible for implementing and manufacturing 0D1 prototypes and subsequent production units.

7. Since the Nortel Networks factory will not be operational to support 1W5 fabrication in the timeframe needed, Airvana will provide access to the Plexus factories to build [**] 1W5 boards at cost to Nortel Networks. It is understood that Nortel Networks will provide board FABs and be responsible for all NRE charges incurred by Plexus. Airvana will make some parts available to support these units (Nortel Networks must purchase parts from Plexus/Airvana); provided however that Nortel Networks must procure any parts that Airvana cannot make available. If Nortel wishes any further build beyond the [**] units, Airvana will allow Nortel Networks to deal directly with Plexus as necessary, for example, to schedule, purchase material, and build and all related business terms will be made directly between Nortel Networks and Plexus. Any future builds will be managed by Nortel Networks personnel and Airvana shall have no responsibility or liability in connection with any agreement made between Plexus and Nortel Networks under this section.

8. Airvana will participate in the evaluations of the Nortel 1W5 prototype. While Nortel Networks remains ultimately responsible for the 1W5 and will conduct the primary evaluations, Airvana engineers will check signals that Airvana considers most critical. Airvana will also run the full suite of available diagnostics and run application-based physical layer testing. A clear test plan and results will be provided to Nortel Networks for this activity.

9. Following Airvana's delivery of the 1W3 Schematic Package, Airvana shall no longer be responsible for any manufacturing or design related aspects of the DOM-A Hardware, including but not limited to ensuring that any hardware elements meet the stated MTBF and DOA rates.

10. Airvana will also transfer the Factory Transfer Package to Nortel Networks under the terms of an Airvana Licensing Agreement attached hereto and made apart hereof as Appendix B. Nortel Networks will then be responsible for the evolution of these diagnostics and further adaptation to the DOM-A Hardware. For items applicable to the Airvana design, Nortel Networks will inform Airvana of any changes to these diagnostics and will make source code and documentation available to Airvana for any changes. Nortel Networks engineering must satisfy the requirements associated with diagnostic releases that are integrated with Airvana application code (requirements will be conveyed as part of the transfer package). Airvana agrees that any freeware, shareware, or similar software available under a General Public License or similar public license will be removed from the Factory Transfer Package and replaced with Airvana proprietary software.

11. Nortel Networks will provide a reasonable number of prototype and production DOM-A Hardware units based on the original design for internal use by Airvana to ensure that Airvana meets DOM-A related software development activities under the Agreement. Except as otherwise provided herein, prototype units will be provided by Nortel Networks in a timely fashion at the same price paid by Nortel Networks to its third party manufacturer, not to exceed $[**], provided that once Channel Ready has been achieved, units will be provided at the same price paid by Nortel Networks to its third party manufacturer or $[**], whichever is less. Airvana will purchase at the prices indicated above the first [**] prototype and Channel Ready DOM-A Hardware based on the original design required for internal development purposes. After the first [**] units, Nortel Networks will provide future development DOM-A Hardware in quantities to be mutually agreed free of charge to Airvana and in sufficient quantities to ensure that Airvana meets its software development activities under the Agreement. Airvana will provide a quarterly forecast to facilitate Nortel Networks' planning for these quantities.

12. Nortel Networks agrees to make hardware team resources available as reasonably required and mutually agreed, at no cost to Airvana, for the purposes of supporting Airvana software development, test and integration and quality assurance. Such resources will be available to Airvana engineers on a timely basis. Between 1W and 0D, the Airvana hardware team will support local groups, as reasonably required, in the event of a critical blocking issue until Nortel Networks can respond.

13. Nortel Networks and Airvana acknowledge that the transfer of the hardware design to Nortel Networks creates additional close project dependencies. As it relates to the performance incentives and deterrents in Sections 12 and 13 of Amendment No. 4 to the Agreement, in circumstances where close inter-company project dependencies do not allow for clear assignment of responsibility for delays, such delays will be deemed to be caused by factors outside of Airvana's control in accordance with Section 11 of Amendment 4 to the Agreement.

14. Requests for Airvana software changes resulting from Nortel Networks hardware changes will be accommodated but must be aligned consistent with the existing software release planning process.

15. Airvana is not responsible for "triage" of any returned DOM-A units from Nortel Networks customers. Units will be sent to Airvana only if software issue is assumed. If [**] or more units returned to Airvana within a [**] day window are determined to be not related to software issues, Nortel Networks will (a) perform root cause analysis, and (b) implement a plan within [**] days to ensure that hardware related issues are not returned to Airvana.

16. Airvana is not responsible for any Reliability Growth, including staffing, hardware, RCA, and report generation. At Nortel Networks' discretion, Airvana will have access to these reports and resulting Root Cause Analysis. Nortel will also provide Airvana with necessary hardware inputs for Airvana's Availability analysis. Nortel Networks agrees to establish a reporting process that includes Airvana notification as the default.

17. Airvana is not responsible for any further FPGA development (additional modes and functions identified in SOW and MRS).

18. Nortel Networks will be responsible for any manufacturing costs associated with the EOL of the DOM-0 production per the terms of Section 5 of the Agreement.

19. Nortel Networks agrees to provide Airvana a rolling non-binding [**] forecast on a [**] basis setting forth the unit quantities of DOM-A Hardware that Nortel Networks expects to sell.

20. Airvana will provide low level drivers as provided for in Section 14f of Amendment No. 4 to the Agreement. The two parties will use reasonable efforts to agree on the content of the low level drivers and target October 14, 2005 for completion.

21. Each party shall provide such further assistance and take such further actions as may reasonably be required in order to ensure the success of the activities contemplated by this Exhibit.

22. While each party shall cooperate with the other in good faith in connection with the matters addressed in this Exhibit N, in no event shall either party have any liability to the other under this Exhibit in connection with the hardware or hardware designs referenced in this Exhibit.

                                      * * *

    [Remainder of Page Intentionally Blank - Appendix A Begins on Next Page]

                       Appendix A Factory Transfer Package

Unless otherwise stated, the following tools set forth in items 1-4 of this Appendix are provided "as-is". Beyond a training phase, no additional support is included nor will any documentation be provided other than what Airvana already has available. Airvana is not providing Nortel Networks any license in any third party software. Nortel Networks shall be responsible for obtaining any such licenses at its sole cost. The following third party licenses have been used in conjunction with the Factory Test Package, and, to the best of Airvana's knowledge, no other third party licenses are required for the use of the Factory Test Package:

     -    Motorola eDink (as the Diag OS)

     -    M-Systems (FLASH Disk driver)

     -    Qualcomm (I/O FPGA and DSP BIT tests)

     -    Corelis Scan Express TPG software at V1.07

          -    Corelis SacPlus Runner software V1.14

          -    Corelis JTAG controller

     1.   Functional Level Diagnostics.

Functional level diagnostics (FLD) consists of low level drivers and firmware that executes on the product's processors and verifies hardware level functionality to the extent possible. Airvana's diagnostic code also integrates Qualcomm's BIT test. Airvana will integrate Qualcomm's "Release 1.1" version of BIT test into a future release (Airvana will make best efforts to integrate as soon as reasonably practical). It is understood that Nortel Networks shall will do further enhancements, bug fixes or modification of the FLD. Nortel Networks will also develop automation that Nortel Networks may desire to initiate tests or collect statistics from diagnostics using Airvana's CLI commands

The FLD is not related to Airvana's application code and executes independently (however the code was designed to co-exist with the application code). Nortel Networks must work with Airvana's Software and Release management teams in order to have any of Nortel Networks' diagnostic changes integrated into future Airvana releases. Nortel Networks will take full responsibility for testing FLD before release to Airvana (Airvana QA will only verify that FLD does not interfere with Application Code).

The Airvana FLD transfer package includes:

          -    Internally developed Diagnostic Source Code

          -    DOM-A Diagnostic User Manual

          -    Cobra Diagnostic Architecture Specification

          -    Cobra Diagnostic Requirement Specification

          -    Cobra PrPMC diagnostic Functional Specification

          -    Diagnostic Development Process Specification

          -    Training on Diagnostic Usage (completed)

          -    Training on Diagnostic Development (completed)

     2.   Power Up Self Test (POST)

     POST represents a subset of the FLD that is executed when the DOM-A boots. The subset is chosen based on constraints on execution time, memory and lack of external fixturing used in factory processes. Nortel Networks has the flexibility of choosing alternate FLD tests for POST provided it meets these constraints (the desired subset is chosen by appropriate configuration of the FLD source code). Nortel Networks must do the full "unit level" verification. Releases must be coordinated with Airvana Program Management.

     3.   JTAG support

     The following JTAG related tools will be made available to Nortel:

               - JTAG vectors and all files for generating and executing JTAG test sets for:

                         1.   ASSY PCB CSM6800 PMC, PN 750340 Rev 0.14

                         2.   ASSY PCB BIO/SC PrPMC, PN 750330 Rev 0.12

                         3.   ASSY PCB; MODEM PROCESSOR PrPMC, PN 750335 Rev
                              0.12

                         4.   ASSY PCB DOM-A CARRIER, PN 750345 Rev 0.17

                         5.   DOM-A assembly consisting of PCBs 1-4 above

               - One custom designed Cobra Carrier JTAG test card, PN 750068 with schematics. This is required for stand alone JTAG test of the CSM6800, BIO/SC and Modem Processor

               - Information on design so Nortel can replicate JTAG test fixtures

     Note: The following equipment is required in conjunction to make use of the JTAG offering and cannot be supplied by Airvana (Nortel Networks will need to purchase from 3rd party suppliers):

               -    Corelis Scan Express TPG software at V1.07

               -    Corelis SacPlus Runner software V1.14

               -    Corelis JTAG controller

               -    PC, monitor, keyboard, etc.

     4.   CFT Object Code

Since FLT firmware cannot test though the Nortel Networks MBP, a special test environment was created to verify this functionality. This test card is based on a hardware board developed by Nortel Networks with modifications by Airvana to support the DO application. These modifications consist of minor rework to the Nortel Networks card coupled with an extensive FPGA that was developed by Airvana to recognize a DO signal and source a signal that could be interpreted by the DOM-A Qualcomm chipset. While this was designed for the DOM-0, it will likely be possible for Nortel Networks to use much of this directly with minimal modification for Rev A (requires further investigation).

The D0-CFT card works in conjunction with a special software load based on Airvana's DO application. This special "design load" sources and verifies signals to and from the CFT card.

Airvana will do a special software development for DOM-A to provide this functionality in object code (no DOM-A source code will be provided). This object code will run on the DOM-A and will be provided to Nortel Networks on or before March 31, 2006. Labview code then interfaces to the DOM-A and CFT card to coordinate testing of all sectors. Airvana has developed a special fixture to hold DOM-0 as well as the CFT card, allowing efficient testing on quantities of DOM-0.

Accordingly, the CFT transfer package will consist of:

     -    Rework instructions based on usage of Nortel Networks test card hw

     -    CFT card's FPGA source code to be provided on or before January 1,
          2006

     - Design guidance and information for replicating Airvana's DOM test fixtures to support CFT level test

     - Labview scripts developed for DOM-0 CFT level testing (NT will need to modify for DOM-A)

     -    Up to one week of Training at Airvana on CFT related topics

     -    Development of DOM-A CFT "designer load" software in object code

                         APPENDIX B - LICENSE AGREEMENT

                      Diagnostic Software License Agreement

1. PARTIES; EFFECTIVE DATE. This Diagnostic Software License Agreement ("Agreement") is between Airvana, Inc., a Delaware corporation with offices at 19 Alpha Road, Chelmsford, Massachusetts 01824 ("Airvana") and Nortel Networks Inc. ("NNI") In this Agreement "Licensee" means "Nortel Networks" as defined in the Development and Purchase and Sale Agreement for CDMA High Data Rate (1xEV-DO) Products between Airvana and NNI dated October 1, 2001, Agreement No. 011174, as amended (the "OEM Agreement"). This Agreement is effective on the date last signed by the parties ("Effective Date").

2. NATURE OF AGREEMENT. Airvana owns certain diagnostics related software (the "Software") for use in Licensee's products ("Products") which defined terms are more fully described on Schedule A. Licensee desires to use the Software for internal purposes in connection with its development and testing of Licensee's Products and to distribute copies of the Software as integrated into Licensee's Products. This Agreement sets forth the terms of the business relationship between the parties.

3.   SOFTWARE OBJECT CODE AND SOURCE CODE LICENSES.

(a) Software License. Subject to all of the terms of this Agreement, Airvana grants Licensee a worldwide, nonexclusive license to use and copy the Software to:

     (1) Compile, load and execute the Software on hardware or other computing technology under the control of Licensee or its contractors;

     (2) Develop its own computer software based upon and/or integrating the Software ("Derivative Works");

     (3) Integrate the Software and/or Derivative Works, in binary form only, into Licensee's Products, and distribute the Software and/or Derivative Works as integrated into Licensee's Products for distribution to third parties, including without limitation direct end-users, and Licensee dealers, distributors and private label original equipment manufacturers (collectively, "Customers");

     (4) Use the Software to provide technical support services to Customers of Licensee's Products;

     (5) Use the Software to create usual and customary documentation for Customers, and distribute such documentation to Customers; provided that no user documentation shall contain any Confidential Information of Airvana, set forth below; and

     (6) Make copies of and modify the Software as reasonably necessary for Licensee to exercise its rights herein, subject to the confidentiality provisions of this Agreement.

(b) Restrictions. Licensee may not use the Software except as expressly provided herein. All license rights not expressly granted to Licensee in this Agreement are reserved to Airvana. Licensee may not distribute copies of the Software apart from integration into, or installation on, Licensee's Products as set forth herein. Licensee shall not sublicense, rent, lease, sell or transfer the Software, except as expressly provided herein. Licensee shall not remove, alter or destroy any copyright notices and other proprietary rights legends contained in the Software and/or Derivative Works. Licensee may not reverse engineer any portion of the Software that is provided in object code format (CFT Object Code is described more fully in Item 4 of Appendix A to Exhibit N to the OEM Agreement).

(c) Product Information. Airvana shall provide Licensee, when and if available with copies of non-confidential Software literature, user manuals, data sheets, and engineering specifications. Licensee may reproduce such materials for distribution within its organization solely to assist Licensee in the sales, marketing and support of Licensee Products, and to third parties. Licensee shall not remove any copyright notices appearing on Airvana materials and shall reproduce such copyright notices whenever it uses portions of Airvana materials within its organization or when copies are distributed to Customers, prospective customers, the public, the media, or any other third party. Airvana agrees to provide materials in electronic format when and if available.

4.   OWNERSHIP.

(a) Airvana. All Software, documents, and other materials provided to Licensee by Airvana in connection with, or pursuant to, this Agreement are owned by Airvana, and are not owned by Licensee. No ownership rights of Airvana are conferred upon Licensee by this Agreement. Licensee shall make reasonable efforts to notify Airvana of any written notice received by Licensee expressly alleging that the use of the Software infringes the intellectual property rights of any third person.

(b) Derivative Works. Licensee shall have and retain all rights, title and interest in and to Derivative Works created by Licensee, exclusive of Software and other materials owned by Airvana. Licensee shall make available to Airvana any Derivative Works and its associated documentation as deemed necessary by Licensee, in its reasonable discretion, solely to allow Airvana to perform its obligations to Licensee in accordance with the OEM Agreement.

5.   SOFTWARE DELIVERY AND ACCEPTANCE OF SOFTWARE; REMEDY.

(a) Delivery. Promptly following execution of this Agreement, Airvana will deliver the Software to Licensee in source code form only on the Effective Date, except for that portion of the Software that will be developed and provided at a later date in object code format (CFT Object Code described more fully in Item 4 of Appendix A to Exhibit N of the OEM Agreement).

(b) Acceptance. The Software is deemed accepted upon delivery to Licensee in the absence of written notice of the Licensee within ten days of delivery that the Software is incomplete or does not meet the description in Appendix A.

6.   LICENSE FEE; TAXES.

(a) Royalties. In exchange for the license rights granted to Licensee under this Agreement, Licensee shall pay Airvana the license fee set forth in Schedule A ("License Fee").

(b) Timing and Manner of Payment; Interest. Licensee shall pay the License Fee to Airvana in accordance with the terms of Schedule A. On all amounts outstanding and payable to Airvana, interest shall accrue from the date such amounts are due and payable at [**]% per month on all unpaid amounts, or at such lower rate as may be required by law.

(c) Taxes. The License Fee is net of any sales, excise, ad-valorem, use or other taxes. Licensee warrants that it shall be responsible for payment of all such taxes arising from Licensee's use of the Software and distribution of Licensee Products, excluding taxes which are based on Airvana' income.

7.   INDEMNIFICATION BY LICENSEE.

(a) Responsibility. Licensee represents and warrants that it shall be solely responsible for all of Licensee's actions relating to its Derivative Works and Products embodying Software, its creation and distribution of Derivative Works, the marketing, advertising, sale, export, warranty, performance of, and technical support for the Licensee Products. In addition, Licensee shall not make any representation or warranty with respect to the Software inconsistent with any disclaimer or limitation contained in this Agreement.

(b) Indemnification. Licensee agrees to defend Airvana against any claims arising out of the responsibilities of Licensee as set forth in Section 7(a) or otherwise related to Licensee's Products or Derivative Works and shall indemnify and hold Airvana harmless from any and all damages, fines, penalties, costs, expenses and fees (including reasonable attorneys' fees) awarded or assessed against it as a result of such claim, or reached through a negotiated settlement of the claim, to the extent that any claim, or any damages, fines, penalties, expenses or fees, is attributable to the negligence or misconduct of Licensee. Licensee shall have no liability for any claim or any damages, fines, penalties, expenses or fees, which are not attributable to the negligence or misconduct of Licensee.

(c) Obligations to Receive Indemnification. In order to receive the indemnification in this Section, Airvana must promptly notify Licensee of the assertion of the Claim; allow Licensee to retain sole and exclusive control over the defense and/or settlement of the Claim; and cooperate with Licensee, at Licensee's expense, in the defense and/or settlement of the Claim.

8.   CONFIDENTIALITY.

(a) Confidential Information. During this Agreement, each party may have access to information that is considered confidential by the other. This information may include the Software, technical know-how, technical specifications, software object code and source code, protocols, strategic business plans, results of testing, systems, financial information, product information, methods of operation, customer information, supplier information, and compilations of data ("Confidential Information"). The parties acknowledge that the product information described in section 3(c) above is not Confidential Information.

(b) Obligations. Each party shall use the other party's Confidential Information in accordance with and subject to the terms set forth in the OEM Agreement.

(d) Software as Trade Secret. Licensee acknowledges that the Software, including all programmer notes and comments contained within the Software, are valuable trade secrets of Airvana . Licensee agrees to use the same level of trade secret protection and security for the Software as it uses for its software, but in no event less than a reasonable standard of care.

(e) Use of Software. Licensee shall limit access to and use of the Software only to those Licensee employees who are members of Licensee's development team and/or technical support department. All such employees shall be advised that the Software contains confidential and trade secret information of Airvana, and must have a need to access the Software for the purposes authorized by this Agreement. Licensee is permitted to have and use a reasonable number of copies of the Software source code in addition to reasonable back up copies. Under no circumstances shall the Software source code be disclosed to or delivered to Customers.

(f) Applicability. The confidentiality provisions of this Agreement do not apply to information that is entirely in the public domain; was known to the receiving party prior to access to that information, as demonstrated by written records; received lawfully from a third party through no breach of any obligation of confidentiality owed to the other party; or created by a party independently of its access to or use of the other party's Confidential Information.

(g) Survival. Subject to the terms of Section 13, upon termination of this Agreement or at a party's request, each party shall return the other party's Confidential Information and shall not use the other party's Confidential Information for its own, or any third party's, benefit. The foregoing shall not be construed to restrict Licensee's use of any materials licensed to it hereunder, or create any obligation to return any such materials except in the event of termination of this Agreement. The provisions of this Section shall survive termination of this Agreement for so long as the Confidential Information remains confidential.

9. DISCLAIMER OF WARRANTIES. THE SOFTWARE IS PROVIDED TO LICENSEE UNDER THIS AGREEMENT "AS IS" AND WITHOUT ANY WARRANTY OF ANY KIND. AIRVANA HEREBY DISCLAIMS, AND LICENSEE HEREBY WAIVES, ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IF LICENSEE PROVIDES AIRVANA WITH COPIES OF ANY DERIVATIVE WORKS OR OTHER MATERIALS IN CONNECTION WITH THIS AGREEMENT, SUCH DERIVATIVE WORKS OR OTHER MATERIALS ARE PROVIDED "AS IS". AIRVANA represents and warrants that it has full right and title to grant to Licensee the Software licence rights included under this license agreement. AIRVANA further represents and warrants that, to the best of its knowledge as of the Effective Date, the Software and the exercise of the rights granted in this Agreement do not infringe any third-party patent, copyright, trademark, trade secret or other intellectual property right.

10.  LIMITATIONS OF LIABILITY.

(a) Airvana Software Not A Substitute For Technical Expertise. Licensee acknowledges that it is responsible for its selection and use of the Software, and the results obtained from its use of Airvana Software.

(b) Limitations on Type and Amount of Damages. Except as in association with Licensee's indemnification obligation under this Agreement; and/or (2) a party's violation of the other party's intellectual property rights, in no event shall either party be liable to the other party, regardless of the form of action or theory of recovery, in association with this Agreement or the Software for (a) any indirect, special, exemplary, consequential, incidental or punitive damages, even if that party has been advised of the possibility of such damages; (b) lost profits, lost revenue, lost business expectancy, benefit of the bargain damages, business interruption losses or loss of data; or (c) direct damages in an amount in excess of all of the fees paid to Airvana under this Agreement.

11.  TECHNICAL SUPPORT AND OTHER SERVICES.

(a) Technical Support. Airvana shall not provide any installation, customization, training, consulting, technical support and other services related to the Software.

(b) Support of Licensee's Customers. Licensee shall be solely responsible for providing any warranty and technical support to its Customers. Airvana shall have no responsibility for any technical support to Licensee Customers unless Airvana contracts directly with such Customer.

12.  LAWS AND REGULATIONS OF THE UNITED STATES; EXPORT; GOVERNMENT RIGHTS.

(a) Compliance with Laws. Each party shall comply with all provisions of any applicable laws, regulations, rules and orders relating to the licenses herein granted and to the testing, production, transportation, export, packaging, labeling, sale or use of the Software, Derivative Works and/or Licensee's Products, or otherwise applicable to such party's activities hereunder. Licensee shall obtain such written assurances regarding export and re-export of technical data (including the Software and Derivative Works, and any products made by use of technical data) as may be required by the Office of Export Administration Regulations, and Licensee hereby gives such written assurances as may be required under those Regulations to Airvana. With respect to any export transaction under this Agreement, Airvana will provide reasonable cooperation to Licensee, at Licensee's request and sole expense, to effect compliance with all applicable export regulations, if any.

(b) Indemnification. In connection with any use of the Software outside the United States, Licensee agrees that its export of the Software is regulated, among other laws, rules, and regulations, by The U.S. Export Administration Act and Executive Orders relating to export. Re-export, diversion, duplication, or resale of the Software without prior authorization as required by such laws, rules, and regulations, is prohibited. The licenses granted in this Agreement are conditioned upon the duty of Licensee to comply with all laws, regulations, and Executive Orders relating to export, including but not limited to the U.S. Export Administration Act. Licensee shall not export or re-export the Software, Derivative Works, or Licensee Products in violation or contravention of such legal restrictions, and indemnifies and holds harmless Airvana for any claim, investigation, or assertion inconsistent with this duty.

13.  TERM AND TERMINATION.

(a) Term. This Agreement is legally effective on the Effective Date and continues unless terminated as set forth below.

(b) Termination by Airvana. By written notice to Licensee, Airvana may terminate this Agreement, and the licenses granted herein: (1) if Licensee commits a material breach of this Agreement and, (A) if curable within [**] days, fails to cure such breach within [**] days after receipt of written notice of such breach, or (B) if not curable and such breach arose from a singular and inadvertent event fails to take appropriate measures within thirty days to prevent a reoccurrence of the same or similar breach. Material breaches by Licensee shall include, but not be limited to, unauthorized disclosure of the Software to third parties, use of the Software outside the scope of the license granted in Section 3, failure to timely pay any amounts when due, unauthorized assignment, sublicense or transfer of the Agreement, and failure to indemnify Airvana as set forth in this Agreement; or (2) upon written notice to Licensee in the event of Licensee's liquidation, bankruptcy, or insolvency. Notwithstanding the foregoing, if within ten
     (10) days of receipt of written notification from Airvana of termination in accordance with this section, Licensee provides written notice to Airvana setting out Licensee's reasonable and good faith basis for disputing the termination, this Agreement shall continue pending resolution of the dispute in accordance with Section 28 of the Development and Purchase and Sale Agreement for CDMA High Date Rate (1xEV-DO) Products dated October 1, 2001, as amended, provided that the prevailing party shall be entitled to recover its reasonable costs, including attorney's fees, incurred in the resolution of the dispute.

(c) Termination by Licensee. Licensee may terminate this Agreement: (1) if Airvana commits a material breach of this Agreement and fails to cure such breach within [**] days after receipt of written notice of such breach; and/or (2) upon written notice to Airvana in the event of Airvana' liquidation, bankruptcy, or insolvency.

(d) Effect of Termination under Section 13(b). Upon termination of this Agreement by Airvana under Section 13(b), all of Licensee's rights in this Agreement shall immediately cease, Licensee shall immediately discontinue use and/or distribution of the Software and Licensee shall return to Airvana the Software, Airvana Confidential Information, and any other materials provided by Airvana. However, such termination shall not affect Licensee's Customers' rights to continue using the Software in connection with Licensee Products delivered prior to the effective date of such termination.

(e) Effect of Other Termination. Upon expiration of this Agreement, or termination of this Agreement under Section 13(c), the licenses in Section 3 shall continue in full force and effect, subject to Airvana's right of termination set forth in section 13(b) above. In such event, the terms of
     Section 13(d) shall apply.

(f) Survival. All terms of this Agreement related to confidentiality, indemnification, disclaimer of warranties, maintenance of records and audit rights, ownership and limitations of liability will survive termination or expiration of this Agreement.

14.  GENERAL TERMS.

(a) Force Majeure. Neither party shall be responsible for any delay or failure in performance of its obligations under this Agreement which is caused directly by events, occurrences, or causes beyond the reasonable control of that party. Such events, occurrences, or causes include, without limitation, strikes, lockouts, riots, acts of war, earthquakes, fire and explosions.

(b) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, it shall be deemed revised so as to make it enforceable in a manner consistent with the intent of the parties expressed in such provision.

(c) Waiver. Any waiver of a provision of this Agreement or of a party's right or remedy under this Agreement must be in writing, signed by that party, to be effective. Failure, neglect, or delay by a party to enforce the provisions of this Agreement or its rights or remedies at any time, will not be deemed a waiver of such party's rights or remedies and will not affect the validity of this Agreement, or part thereof, or prejudice such party's right to take subsequent actions.

(d) Notices. Notices are legally effective when actually received. In addition to delivery by hand or by overnight courier, a notice is deemed actually received three (3) days after sent certified mail return receipt requested, postage prepaid; and/or by facsimile or e-mail with proof of transmission. All notices shall be addressed and sent to parties at the addresses listed above or to any other additional address provided by either party.

(e) Independent Contractor Relationship. The relationship between Airvana and Licensee is that of licensor and licensee. Nothing in this Agreement shall be construed as creating a relationship between Airvana and Licensee of joint venturers, partners, employer-employee, franchisor-franchisee, or agent. Neither party has the authority to create any obligations for the other, or to bind the other to any representation or document.

(f) Governing Law. This Agreement shall be governed by the laws of the State of Delaware and the federal copyright and patent laws.

(g) Entire Agreement and Modification. This Agreement, all Schedules, and any addenda thereto, contain the entire understanding of the parties with respect to the subject matter addressed herein and supersede, replace and merge all prior understandings, promises, representations and agreements, whether written or oral, relating thereto. This Agreement may not be modified except by a writing signed by both parties. No terms or conditions of either party's invoice, purchase order or other administrative document shall modify the terms and conditions of this Agreement, regardless of the other party's failure to object to such form. No terms in this Agreement shall under any circumstances be deemed modified, added or deleted on the basis of course of dealing or usage of trade.

(h) Assignment. This Agreement shall be binding upon and shall inure to the benefit of each party hereto and its successors and assigns, including the successor to all or a substantial portion of such party's business. Airvana may assign this Agreement, in whole, without restriction; provided that no such assignment may vary, limit or impair Licensee's rights under this Agreement. Neither this Agreement, nor the licenses granted to Licensee, may be transferred, assigned, or sublicensed, in whole or in part, without the prior express written consent of Airvana, which consent may be granted or denied in Airvana's sole discretion. Any attempted transfer, assignment, or sublicense without such consent shall be void. However, Licensee may, without the prior written consent of Airvana, assign this Agreement in whole as reasonably necessary in association with any merger, acquisition, corporate restructuring or sale of substantially all of Licensee's assets. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of each party and their respective successors and authorized assigns.

(i) Costs and Fees. In any action by a party to enforce this Agreement, the prevailing party in such action shall be awarded all court costs and reasonable attorneys' fees incurred, including such costs and attorneys' fees incurred in enforcing and collecting any judgment.

AGREED AND ACCEPTED:

AIRVANA, INC.                           NORTEL NETWORKS INC.


BY: /s/ David P. Gamache                By: /s/ Doug Wolfe
    ---------------------------------       ------------------------------------
             (Signature)                               (Signature)
Name: David P. Gamache                  Name: Doug Wolfe
         (Printed)                             (Printed)
Title: CFO                              Title: VP PLM

Date: September 30, 2005                Date: Oct. 3, 2005

                    AIRVANA, INC. SOFTWARE LICENSE AGREEMENT

                                   SCHEDULE A

1.   DESCRIPTION OF SOFTWARE.

Factory Test Package Appendix A defines Software licensed.

2.   DESCRIPTION OF PRODUCTS.

     1.) 1xEV-DO DOM hardware solutions based on Airvana hardware design and using software exclusively licensed from Airvana

     2.)  Non 1xEV-DO DOM hardware solutions

3.   LICENSE FEE.

(a) License Fee. Licensee shall pay Airvana a one-time, non-refundable, license fee in the amount of $[**] for use of the Software with Licensee's Products, as described above.

(b) Timing and Manner of Payments. The License Fee is stated and payable in U.S. Dollars. Licensee shall pay the License Fee to Airvana with [**] days of execution of this Agreement.

                                 AMENDMENT NO. 6
                                       TO
                   DEVELOPMENT AND PURCHASE AND SALE AGREEMENT
                                       FOR
                     CDMA HIGH DATA RATE (1XEV-DO) PRODUCTS

                                 SPECIAL PRICING

Amendment No. 6 effective October 24, 2005 to the Development and Purchase and Sale Agreement for CDMA High Data Rate (1xEV-DO) Products between Airvana, Inc. ("Airvana") and Nortel Networks Inc. ("NNI"), as amended (the "Agreement").

WHEREAS Appendix A to the Agreement sets out pricing applicable under the Agreement;

AND WHEREAS the parties wish to establish a process for adjusting such pricing to deal with special situations;

NOW THEREFORE, in consideration of the premises and the promises set forth herein, NNI and Airvana agree as follows:

     1. The Agreement is hereby amended by adding a new section 7.13 as follows:

          "7.13 - The parties may from time to time establish special pricing to deal with specific situations by executing a document in the form of Exhibit O - Special Pricing Form specifying the applicable pricing (the "Special Pricing Form"), and such pricing shall prevail over the prices set forth in Appendix A for those situations specified in the Special Pricing Form."

     2. A new Exhibit O - Special Pricing Form, in the form attached hereto, is hereby added to the Agreement. Executed Special Pricing Forms shall be added to the Agreement and numbered consecutively O - 1, O - 2, etc.

In all other respects the Agreement, as amended, remains unchanged.

IN WITNESS WHEREOF the parties have caused this Amendment No. 6 to be signed by their duly authorized representatives as of the Effective Date.

AIRVANA, INC.                           NORTEL NETWORKS INC.


By: /s/ David P. Gamache                By: /s/ Doug Wolfe
    ---------------------------------       ------------------------------------
    (Signature)                             (Signature)
Name: David P. Gamache                  Name: Doug Wolfe
      (Print)                                 (Print)
Title: CFO                              Title: VP PLM

Date: 11-4-05                           Date: 11-18-05

                                    EXHIBIT O

                              SPECIAL PRICING FORM

DESCRIPTION OF OPPORTUNITY:

GREENFIELD [ ]   OVERLAY [ ]   COMPETITIVE [ ]   RIP [ ]   OTHER [ ]

CUSTOMER: [ENTER CUSTOMER NAME OR CATEGORY OF CUSTOMER]

SPECIFICS OF SITUATIONS TO WHICH SPECIAL PRICING SHALL APPLY: [SPECIFY SCOPE OF SPECIAL PRICING]

PRICING AND SPECIAL TERMS: [ENTER PRICING DETAILS AND APPLICABLE TERMS]

     SUBMITTED BY: _____________________________________________________________

     SUBMITTED DATE: ___________________________________________________________

     AIRVANA ACCEPTANCE SIGNATURE: [EXHIBIT - NOT TO BE EXECUTED] DATE: ________

     NORTEL ACCEPTANCE SIGNATURE: [EXHIBIT - NOT TO BE EXECUTED]  DATE: 11-18-05

                          O-1 [**] SPECIAL PRICING FORM

DESCRIPTION OF OPPORTUNITY:

[**]

CUSTOMER: [**]

SPECIFICS OF REQUEST: [**]

PRICING AND SPECIAL TERMS:

     1.   All [**] deployed qualify for the [**] per existing contract.

     2.   The [**] would be deployed [**] - Nortel will [**] report and pay [**]

          -    [**]

               a.)  [**], or

               b.)  [**].

          [**] license fees will become due and reported and paid [**].

     3.   [**] will be deployed [**] will be made available on similar terms.

          -    Nortel will [**] report and pay [**]

          -    [**]

               a.)  [**], or

               b.)  [**].

          [**] license fees will become due and reported and paid in the [**].


     AIRVANA ACCEPTANCE SIGNATURE: /S/ D. GAMACHE               DATE: 11/4/05
                                   --------------------------


     NORTEL ACCEPTANCE SIGNATURE: /S/ DOUG WOLFE                DATE: 11/18/05
                                  ---------------------------

                          O-2 [**] SPECIAL PRICING FORM

DESCRIPTION OF OPPORTUNITY:

[**]

CUSTOMER: [**]

SPECIFICS OF REQUEST: [**]

PRICING AND SPECIAL TERMS:

     1.   All [**] deployed qualify for the [**].

     2.  The [**] would be deployed [**]

          -    Nortel will [**] report and pay [**]

          -    [**]:

               a.)  [**], or

               b.)  [**], or

               c.)  [**].

          [**] license fees will become due and reported and paid [**].

     3.   [**] will be deployed [**] will be made available on similar terms.

          -    Nortel will [**] report and pay [**]

          -    [**]:

               a.)  [**],

               b.)  [**], or

               c.)  [**].

          [**] license fees will become due and reported and paid [**].


     AIRVANA ACCEPTANCE SIGNATURE: /S/ D. GAMACHE               DATE: 11/4/05
                                   --------------------------


     NORTEL ACCEPTANCE SIGNATURE: /S/ DOUG WOLFE                DATE: 11/18/05
                                  ---------------------------

                         O-3 REV 0 SPECIAL PRICING FORM

DESCRIPTION OF OPPORTUNITY:

[**]

CUSTOMER: [**]

SPECIFICS OF REQUEST: [**]

PRICING AND SPECIAL TERMS:

     1. Nortel will purchase [**] at the [**] to be shipped to Nortel [**]. These [**] units may [**]. Nortel may purchase [**] for the [**] with requested [**]. If any of these [**] are [**], they will be priced at $[**].

     2. Nortel may purchase [**]. If any of these [**] are [**], the pricing will [**].

     3. Nortel will order [**] at the [**]. This will be in the form of a [**]. This [**].

     4.   All [**] with [**].

     5. [**] will apply on [**] on orders placed during the period [**]. For clarity, the [**] will [**] on orders placed during the period [**].

     6. Nortel will agree to pay [**] of product shipments between [**], and make reasonable efforts to ship this business to operators by [**].

     7. The [**] fixed payments in the amount of [**] Dollars U.S. ($[**]), introduced in Amendment No.2 to the Agreement in consideration of the DOM price changes in that Amendment and amended in Amendment No. 4 to the Agreement, will continue to be made by Nortel to Airvana in accordance with Amendment No. 4.

     SUBMITTED BY: JAY ARMSTRONG

     SUBMITTED DATE: 2005/11/15


     AIRVANA ACCEPTANCE SIGNATURE: /S/ D. GAMACHE               DATE: 11/16/05
                                   --------------------------


     NORTEL ACCEPTANCE SIGNATURE: /S/ DOUG WOLFE                DATE: 11/28/05
                                   --------------------------

                          O-4 [**] SPECIAL PRICING FORM

DESCRIPTION OF OPPORTUNITY:

[**]

CUSTOMER: [**]

SPECIFICS OF REQUEST: [**].

PRICING AND SPECIAL TERMS:

     [**] will be [**]:

          1.   [**]

          2.   [**].

          3.   [**].

     For [**] pricing ($[**] per unit) will remain in effect.

     SUBMITTED BY:

     SUBMITTED DATE:


     AIRVANA ACCEPTANCE SIGNATURE: /S/ DAVID GAMACHE            DATE: 3-13-06
                                   --------------------------


     NORTEL ACCEPTANCE SIGNATURE: /S/ ILLEGIBLE                 DATE: 2006/05/19
                                  ---------------------------

                          O-5 [**] SPECIAL PRICING FORM

DESCRIPTION OF OPPORTUNITY:

[**]

CUSTOMER: [**]

SPECIFICS OF REQUEST: [**]

PRICING AND SPECIAL TERMS:

     1. Airvana will apply [**] pricing of $[**] as defined in the current master agreement for [**].

     2.   [**] this offer.

     SUBMITTED BY: L.Crozier

     SUBMITTED DATE: 2006/03/08


     AIRVANA ACCEPTANCE SIGNATURE: /S/ DAVID GAMACHE            DATE: 3-13-06
                                   --------------------------


     NORTEL ACCEPTANCE SIGNATURE: /S/ ILLEGIBLE                 DATE: 2006/05/19
                                  ---------------------------

                         O-6 [**] SPECIAL PRICING FORM

DESCRIPTION OF OPPORTUNITY :

[**]

CUSTOMER: [**]

SPECIFICS OF REQUEST: [**]

PRICING AND SPECIAL TERMS:

     1. For every [**] will [**] as defined in the current master agreement to be applied to [**].

     2.   The [**] may apply is [**].

     3. [**] must make a [**] to Airvana of the [**]; thereafter, the terms of this O-6 Special Pricing Form shall [**].

     4.   [**] will provide a [**] to Airvana for the [**].

     SUBMITTED BY: ___________________________________________________________

     SUBMITTED DATE: 2006/10/05


     AIRVANA ACCEPTANCE SIGNATURE: /S/ DAVID GAMACHE            DATE: 11-6-06
                                   --------------------------


     NORTEL ACCEPTANCE SIGNATURE: /S/ ILLEGIBLE                 DATE: 2006/11/03
                                  ---------------------------

                         O-7 [**] SPECIAL PRICING FORM

DESCRIPTION OF OPPORTUNITY:

[**]

CUSTOMER: A.P. -- [**]

SPECIFICS OF REQUEST: [**]

PRICING AND SPECIAL TERMS:

     1.   Airvana will [**] for certain [**].

     2.   This [**] and includes [**], but excludes [**].

     3.   The [**] may apply is [**].

     SUBMITTED BY: __________________________________________________________

     SUBMITTED DATE: 2006/11/14


     AIRVANA ACCEPTANCE SIGNATURE:                              DATE: __________
                                   --------------------------


     NORTEL ACCEPTANCE SIGNATURE:                               DATE: __________
                                  ---------------------------

                         O-8 [**] SPECIAL PRICING FORM

DESCRIPTION OF OPPORTUNITY:

[**]

CUSTOMER: [**]

SPECIFICS OF REQUEST: [**].

PRICING AND SPECIAL TERMS:

     1. Airvana will [**] pricing for [**]. However, in no case shall the net [**].

     2. This [**] and includes [**], but excludes [**]. Nortel will indicate to Airvana the number of applicable [**] no later than [**] days after finalization of the initial agreement with [**].

     3.   The [**] may apply is [**].

     SUBMITTED BY: _________________________________________________________

     SUBMITTED DATE: 2006/11/30


     AIRVANA ACCEPTANCE SIGNATURE: /s/ David Gamache            DATE: 1/26/07
                                   --------------------------


     NORTEL ACCEPTANCE SIGNATURE: /s/ Illegible                 DATE: 1/30/07
                                  ---------------------------

                                 AMENDMENT NO. 7

This Amendment No. 7 to the Development and Purchase and Sale Agreement for CDMA High Data Rate (1xEV-DO) Products between Airvana, Inc. ("Airvana") and Nortel Networks Inc. ("NNI"), as amended (the "Agreement") is made effective as of October 18, 2005.

IN CONSIDERATION OF the premises and the promises set forth herein, NNI and Airvana agree as follows:

1. The Agreement is hereby amended by adding the following additional sections to Article 22 (Intellectual Property Rights) of the Agreement:

     "22.7 The parties agree that the copyright and any trade secrets in the feature requirement specifications ("FRS") and feature system requirements specifications ("FSRS") documentation, for Rev A EV-DO product, developed cooperatively by the parties during the Term of this Agreement, shall be jointly owned by the parties and each party waives any right to an accounting that it may have with respect to any use of any such documents. Provided, however, that (i) no license is granted to either party in any patents or other intellectual property owned or licensed by the other party, and (ii) for the Term of this Agreement, as amended, each party agrees to provide prompt written notice to the other of its decision to use the FRS or FSRS documentation (A) in the case of NORTEL NETWORKS, in a program that has passed the "Market Ready" milestone or equivalent (as such term is defined in NORTEL NETWORKS' product development process attached hereto as Exhibit A), which passage may not be unduly delayed or avoided for the purpose of delaying NORTEL NETWORKS' notice obligation; or (B) in the case of Airvana, in conjunction with a third party OEM with whom a letter of intent or other similar written agreement has been made in relation to the development, marketing or sale of products related to the FRS or FSRS documentation. Nothing in this clause is intended to create an obligation, either currently or in the future, on either party to disclose any confidential information to the other party, except for a party's obligation to provide notice as required in this Section.

     22.8 Any derivative work created by one party from the jointly owned documents referenced in Section 22.7 shall be owned exclusively by the party creating such derivative work and each party waives any right to an accounting that it may have with respect to the use of any such derivative work. For clarity, the use restrictions set forth in Section 15 of the Agreement shall not apply to confidential information that is jointly owned.

In all other respects the Agreement, as amended, remains unchanged.

IN WITNESS WHEREOF the parties have caused this Amendment No. 7 to be signed by their duly authorized representatives as of the Effective Date.


AIRVANA, INC.                           NORTEL NETWORKS INC.


By: /s/ David P. Gamache                By: /s/ Doug Wolfe
    ---------------------------------       ------------------------------------
Name: David P. Gamache                  Name: Wolfe Doug
Title: CFO                              Title: VP PLM

                                    EXHIBIT A
                                       TO
                        NORTEL / AIRVANA AMENDMENT NO. 7

Market Ready (MR) Milestone

The MR milestone is the beginning of the planning and definition phase of a project. The following activities are typically completed or agreed to be deferred to declare MR:

     -    [**]

                                 Nortel Networks Amended Agreement No. 011174(8)
                                   Nortel Networks Original Agreement No. 011174

                                 AMENDMENT NO. 8
                                       TO
                   DEVELOPMENT AND PURCHASE AND SALE AGREEMENT
                                       FOR
                     CDMA HIGH DATA RATE (IXEV-DO) PRODUCTS

     Amendment No. 8 by and between Nortel Networks Inc. ("NNI") and Airvana, Inc. ("AIRVANA") ("Amendment No. 8").

     WHEREAS, NNI and AIRVANA entered into a Development and Purchase and Sale Agreement for CDMA High Data Rate (IxEV-DO) Products dated October 1, 2001, Agreement No. 011174, as amended ("Agreement"); and

     WHEREAS, NNI and AIRVANA wish to amend the Agreement further;

     NOW, THEREFORE, in consideration of the premises and the promises set forth herein, NNI and AIRVANA agree as follows, effective as of November 11th, 2005 ("Effective Date"):

     DEFINITIONS: As used herein:

     "CDMA Feature Delivery Documents" shall mean the documents listed on Schedule A in source code format, and documents added by Nortel Networks by notice in writing that relate to Nortel Networks' confidential and proprietary CDMA Customer Feature and Capacity Delivery System (CFDS/CCDS) that allows customers to purchase the right to use (RTU) optional features. It is a proprietary license control system to ensure CDMA features/options and / or capacity are not used without payment.

     "Improvements" means any innovations, improvements, enhancements, modifications and/or other derivatives that are based on and/or directed to the CDMA Feature Delivery Documents and for greater certainty, include any object code versions of the CDMA Feature Delivery Documents.

     "Listed Employees" shall mean the Airvana employees listed on Schedule A hereto, including any employees added to the list by Airvana from time to time upon notice to Nortel Networks, provided that the total number of Listed Employees shall not exceed [**] employees without Nortel Networks' written consent.

     1. The parties agree and acknowledge that the CDMA Feature Delivery Documents contain valuable Nortel Networks confidential and proprietary information and require special handling in addition to the confidentiality provisions in the Agreement. The CDMA Feature Delivery Documents and the Improvements constitute Confidential Information of Nortel Networks under the Agreement and shall be subject to the confidentiality provisions of the Agreement, including the more stringent requirements set forth herein.

     2. Airvana agrees that the CDMA Feature Delivery Documents shall only be made available to the Listed Employees and Airvana shall use commercially reasonable efforts to restrict access only to the Listed Employees. Airvana shall advise the Listed Employees in writing that the CDMA Feature Delivery Documents and any information contained therein may only be shared among the Listed Employees and must be used only as expressly directed by Nortel Networks in writing. The access restriction to Listed Employees shall also apply to Improvements, but shall not apply to object code compiled from the CDMA Feature Delivery Documents or any Improvements, provided that Airvana shall use commercially reasonable efforts, but no less than it uses to protect its own valuable software, to protect such object code from unauthorized use or disclosure. Airvana shall notify Nortel within a reasonable period of time in writing if any of the Listed Employees for any reason are no longer employees of Airvana.

     3. Grant of License. Nortel Networks, to the extent of its legal right to do so, grants to Airvana a personal, non-exclusive, non-transferable, royalty-free, non-sublicensable license:

          (a) to make a reasonable number of backup copies of the CDMA Feature Delivery Documents and Improvements solely as necessary to exercise the rights granted herein, and for archival purposes;

          (b)  to make Improvements solely for:

               (i) incorporation into Products exclusively for Nortel Networks ; and

               (ii) provision of technical support for Products sold to Nortel
                    Networks;

          (c) to make, sell, offer to sell and license Products incorporating Improvements solely to Nortel Networks.

          The foregoing license expressly excludes any right to have any third party perform on Seller's behalf under any of such license grants.

     4. For greater certainty, the reference to "freeware" in section 30.11 of the OEM Agreement will include but not be limited to GNU General Public License, or any similar "open source" license, that would grant third parties the right to receive the source code of the software portion of the Product.

     5. Nortel Networks may terminate the licenses granted under this Amendment No. 8 at any time effective upon written notice to Airvana. At any time, upon Nortel Networks' request, Airvana shall within five business days of written notice from Nortel Networks (i) return CDMA Feature Delivery Documents; or (ii) destroy such CDMA Feature Delivery Documents and certify their destruction to Nortel Networks.

     6. The CDMA Feature Delivery Documents and the Improvements, including all copies thereof (including any and all portions thereof), and any intellectual property rights associated with the CDMA Feature Delivery Documents or the Improvements, shall be owned exclusively by Nortel Networks. Licensee shall disclose any Improvements to Nortel Networks in writing upon its conception and upon the reduction of such Improvement to a detailed description. Airvana shall cooperate with Nortel Networks in any actions Nortel Networks make take to secure intellectual property protection for any Improvements.

     7. The confidentiality provisions associated with the CDMA Feature Delivery Documents and any Improvements (other than Improvements in object code format) shall survive the expiration or termination of the Agreement for a period of [**] years.

     8. Nortel shall defend and indemnify Airvana (including its directors, officers, employees, and agents) against any and all actions, claims, proceedings and attendant costs and expenses and liabilities brought against Airvana and shall hold Airvana harmless from any corresponding damages, liabilities, settlements, costs, and expenses (including attorneys' fees) arising from any third party claim that the CDMA Feature Delivery Documents infringe any patent, trade secret or copyright, provided that: Airvana a) promptly notifies Nortel Networks in writing of the claim and b) allows Nortel Networks to control the defense and any related settlement negotiations and cooperates with Nortel Networks in conjunction therewith. If such a claim is made or appears likely to be made, Nortel Networks may, but agrees in the case in which an infringement has been found, at its option, to i) modify the CDMA Feature Delivery Documents so that they are not infringing the claimed patent, trade secret and/or copyright, or ii) secure the right for Airvana to continue to use the CDMA Feature Delivery Documents as permitted hereunder without infringing the claimed patent, trade secret and/or copyright or iii) terminate the licenses granted to Airvana under this Agreement. This represents Airvana's sole and exclusive remedy regarding any claim of infringement associated with the CDMA Feature Delivery Documents and/or any use thereof. Notwithstanding any of the foregoing, Nortel Networks shall have no liability or obligation, including, without limitation, to defend or indemnify Airvana, with respect to any claim based on or arising from any of the following: a) Airvana's modification of the CDMA Feature Delivery Documents not approved in writing by Nortel; b) Airvana's failure to install or have installed changes, revisions or updates to the CDMA Feature Delivery Documents as instructed by Nortel Networks; or c) improper use of the CDMA Feature Delivery Documents or use outside the scope of the license granted under this Agreement

     9. In all other respects the Agreement, as amended, remains unchanged.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 8 to be signed by their duly authorized representatives as of the Effective Date, although actually signed by the parties on the dates set forth below their respective signatures.

AIRVANA, INC.                           NORTEL NETWORKS INC.


By: /s/ David P. Gamache                By: /s/ Richard Piasentin
    ---------------------------------       ------------------------------------
    (Signature)                             (Signature)
Name: David P. Gamache                  Name: Richard Piasentin
          (Print)                                 (Print)
Title: VP Finance                       Title: VP

Date: September 26, 2006                Date: 10-5-06

                                   SCHEDULE A
                                 TO AMMENDMENT 8
                                     BETWEEN
                      AIRVANA INC. AND NORTEL NETWORKS INC.
                                      DATED
                               November 11th, 2005

Listed Employees
[**]

Documents to be disclosed

Document:
[**]

                                 Nortel Networks Amended Agreement No.011174 (9) Nortel Networks Original Agreement No. 011174

                                 AMENDMENT NO. 9
                                       TO
                   DEVELOPMENT AND PURCHASE AND SALE AGREEMENT
                                       FOR
                     CDMA HIGH DATA RATE (IXEV-DO) PRODUCTS

Amendment No. 9 by and between Nortel Networks Inc. ("NNI") and Airvana Inc. ("AIRVANA") ("Amendment No. 9").

WHEREAS, NNI and AIRVANA entered into a Development and Purchase and Sale Agreement for CDMA High Data Rate (IxEV-DO) Products dated October 1, 2001, Agreement No. 011174, as amended ("Agreement"); and

WHEREAS, NNI and AIRVANA wish to amend the Agreement further;

NOW, THEREFORE, in consideration of the premises and the promises set forth herein, NNI and AIRVANA agree as follows, effective as of August 20th, 2006 ("Effective Date") unless otherwise set forth below:

     1. Appendix A (3) is deleted in its entirety and replaced with new Appendix A (4) attached to and incorporated in this Amendment as Attachment 1.

     2.   The first bullet point of Appendix B,

          " "1xEV-DO Network Solution OEM Minimum Requirements Specification", Version 1.0 (This document describes the Product requirements necessary for the Products listed in Appendix A.) " is hereby deleted in its entirety and replaced with the following, " "1xEV-DO Network Solution OEM Minimum Requirements Specification" (Version 1.0), the Feature System Requirements Specifications ("FSRS") and the Feature Architecture Specifications ("FAS"). (These documents describe the Product requirements necessary for the Products listed in Appendix A.) "

     3. The parties agree to undertake periodic reviews of the royalty reporting process, no more than quarterly, in an effort to simplify, optimize, and improve the accuracy of such process.

     4. Paragraph 20 of Exhibit N of Amendment No. 5 of this Agreement is hereby deleted in its entirety and replaced with the following new Paragraph 20:

     "Airvana will deliver the low level drivers as provided for in Section 14(f) of Amendment No. 4 no later than November 30th, 2006."

     5. Clause 7.2 of the Agreement is hereby deleted in its entirety and replaced with the following new Clause 7.2: "For all non-Hardware Orders and/or Releases generated by Nortel Networks Companies, payment shall be net [**] days from the later of the Shipping Date of a Product or the date of Nortel Networks' receipt of the invoice unless otherwise provided for in the Agreement."

     6. Sections 30.6 and 30.9 of the Agreement are hereby deleted in their entirety and replaced with the following new Sections 30.6 and 30.9:

     30.6 Within [**] days after the end of each calendar [**], NORTEL NETWORKS shall send AIRVANA a written report setting forth all unit sales with respect to the items mentioned above during such calendar [**] and the computation of amounts due on such sales in accordance with this Agreement. In order to determine amounts which are payable for each calendar [**], such report shall describe the number and types of unit sales by NORTEL NETWORKS during such calendar [**] which relate to the applicable Software. Calculations and determination of amounts payable hereunder shall be made using U.S. generally accepted accounting principles (GAAP), consistently applied. AIRVANA shall invoice NORTEL NETWORKS for the amounts stated in such report and payment shall be due in accordance with Clause 30.9 below. The reporting period of [**] days specified above will have a [**] day grace period, provided that there shall be a corresponding offsetting reduction (on a day for day basis) in payment interval in section 30.9. (For example, if the report were given [**] days after the end of the calendar [**], the payment period of [**] days would be reduced to [**] days.)

     30.9 All payments due as related to the unit sales identified in the reports submitted by NORTEL NETWORKS in accordance with Clause 30.6 shall be made, at NORTEL NETWORKS' option, by check to AIRVANA or wire transfer to such bank and account as AIRVANA may from time to time designate in writing, within [**] days after the end of the calendar [**] for which the payment applies provided AIRVANA complies with its obligation to invoice under Section 30.6.

     7. The first sentence of Section 9 of Amendment 4 is hereby deleted in its entirety and replaced with the following sentence: "If the actual Release 4.0 Channel Ready date is delayed beyond the scheduled Release
          4.0 Channel Ready date (as adjusted in accordance with Section 11 of this Amendment No. 4) then commencing after a [**] week grace period. NORTEL NETWORKS will receive $[**] in product credits for every additional [**] days (after the [**] week grace period) of delay to the scheduled Release 4.0 Channel Ready date (as adjusted in accordance with Section 11 of this Amendment No. 4). The maximum product credits NORTEL NETWORKS will receive under this provision will be capped at $[**]."

     8. Definition of Warranty Period in Section 1 of the Agreement is hereby amended as follows: "Warranty Period" shall mean:

               a.) for the Product Hardware the [**] month period beginning on the date which is [**] days after the Shipping Date of each Product Hardware from the Shipping Location;

               b.) for the Product Software provided prior to January 1st, 2006 the [**] month period beginning on the date which is [**] days after the shipment date of each Product Software;

               c.) for the Product Software provided on or after to January 1st, 2006 and prior to July 1st, 2006 the [**] month period beginning on the date which is [**] days after the shipment date of each Product Software; and

               d.) for the Product Software provided on or after July 1st, 2006 the period commencing on the shipment date of the product and ending [**] months after the 1st day of the month following the shipment date. (for example: the Warranty end date for all shipments in the month of July 2006 will be August 1st 2007).

In all other respects the Agreement, as amended, remains unchanged.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 9 to be signed by their duly authorized representatives as of the Effective Date, although actually signed by the parties on the dates set forth below their respective signatures.

AIRVANA, INC.                           NORTEL NETWORKS INC.


By: /s/ David P. Gamache                By: /s/ Richard Piasentin
    ---------------------------------       ------------------------------------
    (Signature)                             (Signature)
Name: David P. Gamache                  Name: Richard Piasentin
          (Print)                                 (Print)
Title: VP Finance                       Title: VP

Date: September 29, 2006                Date: 10-5-06

                                  ATTACHMENT 1
                                 APPENDIX A (4)

         PRODUCTS (HARDWARE AND SOFTWARE), AND SERVICES; PRICES AND FEES

                                    HARDWARE

                AIRVANA ORDER   NORTEL NETWORKS PRICE FOR
HARDWARE NAME       NUMBER               HARDWARE           NOTES
-------------   -------------   -------------------------   -----
[**]                 TBD                   [**]              [**]
[**]                 TBD                   [**]              [**]
[**]                 TBD                   [**]              [**]

(1) The discount of [**]% off the existing Rev 0 DOM price will apply to all DOMs shipped after the Release 2.2 Channel Ready date, but no later than March 31st 2005 unless the delay to the ChR date is caused by Nortel Networks.

(2) The Rev 0 DOM price will be further discounted by [**]% for all Rev 0 DOMs shipped after April 1st 2006.

(3) Nortel Networks will receive the Rev A DOM pricing for Rev 0 DOMs (Rev A license fee plus $[**] for hardware) shipped after the planned Release 3.2 Channel Ready date, as mutually agreed at the Business Readiness review, unless this date is delayed due to factors outside of Airvana's control. This price parity is applicable for Rev 0 DOMs shipped between the planned and actual Channel Ready dates (if these dates are not the same) and the first [**] Rev 0 DOMs shipped after the actual Channel Ready date. For all subsequent shipments of Rev 0 DOMs, pricing reverts to April 1st, 2006 pricing.

                                    SOFTWARE

SOFTWARE NAME (SOFTWARE MAY
BE DELIVERED SEPARATELY
FROM THE HARDWARE OR          AIRVANA ORDER   NORTEL NETWORKS PRICE FOR
EMBEDDED IN THE HARDWARE)         NUMBER               SOFTWARE           NOTES
---------------------------   -------------   -------------------------   -----
[**]                               TBD                   [**]              [**]
[**]                                                     [**]              [**]
[**]                                                     [**]              [**]
[**]                               TBD                   [**]              [**]
[**]                                                     [**]              [**]
[**]                               TBD                   [**]              [**]
[**]                               TBD                   [**]              [**]
[**]                                                     [**]              [**]
[**]                               TBD                   [**]              [**]
[**]                                                     [**]              [**]
[**].

                         POST-WARRANTY SUPPORT SERVICES

                              AIRVANA
SUPPORT SERVICE BY PRODUCT     ORDER    NORTEL NETWORKS PRICE
        OR SOFTWARE            NUMBER          PER YEAR         NOTES
---------------------------   -------   ---------------------   -----
[**]                            TBD              [**]            [**]
[**]                            TBD              [**]            [**]
[**]                            TBD              [**]            [**]

OTHER SUPPORT SERVICE   NORTEL NETWORKS PRICE   NOTES
---------------------   ---------------------   -----
[**]                             [**]            [**]
[**]                             [**]            [**]
[**]                             [**]            [**]

(4) Price shown for support service applies after the Warranty Period has expired for each applicable Product. If so ordered by Nortel Networks, such annual support service price shall be paid for per section 9.2 of the agreement.

                                TRAINING COURSES

                COURSE
COURSE NUMBER   LENGTH                        COURSE TITLE / DESCRIPTION                       PRE-REQUISITES
-------------   ------   -------------------------------------------------------------------   -----------------
101             2 DAYS   INTRODUCTION TO 1XEV-DO NETWORK CONCEPTS                              None

                         PRIMARY AUDIENCE: First and second line support

                         CONTENTS: Classroom only.  This course covers basics of the TCP/IP protocol, IP routing protocols, Data Link Protocols, basic CDMA protocol operation, and the 1xEV-DO protocol.

201             5 DAYS   BASIC 1XEV-DO - CONCEPTS AND OPERATION                                101 OR EQUIVALENT

                         PRIMARY AUDIENCE: First and second line support and technical field personnel, network planners

                         CONTENTS: Classroom and lab.  This course covers the 1xEV-DO system, airlink, signaling and applications in detail; hands-on work with the DOM, RNC & ANM, and basic network troubleshooting,
                         OMs & logging.

301             4 DAYS   ADVANCED 1XEV-DO - CONCEPTS AND OPERATION                             201

                         AUDIENCE: First and second line support, technical field personnel, network planners

                         CONTENTS: Classroom and lab.  This course covers advanced topics including RF optimization, network optimization, performance analysis, detailed throughput performance troubleshooting.

PRICING TABLE

                                                     TOTAL COST / NUMBER OF STUDENTS
COURSE NUMBER /                              ----------------------------------------------
COURSE TITLE               LOCATION            6      7      8      9     10     11     12
-----------------   ----------------------   ----   ----   ----   ----   ----   ----   ----
101 Introduction    Airvana/Chelmsford       [**]   [**]   [**]   [**]   [**]   [**]   [**]
to 1xEV-DO          Customer/US & Canada     [**]   [**]   [**]   [**]   [**]   [**]   [**]
Network Concepts    Customer/International   [**]   [**]   [**]   [**]   [**]   [**]   [**]

201 Basic 1xEV-DO   Airvana/Chelmsford       [**]   [**]   [**]   [**]   [**]   [**]   [**]
- Concepts and      Customer/US & Canada     [**]   [**]   [**]   [**]   [**]   [**]   [**]
Operation           Customer/International   [**]   [**]   [**]   [**]   [**]   [**]   [**]

301 Advanced        Airvana/Chelmsford       [**]   [**]   [**]   [**]   [**]   [**]   [**]
1xEV-DO -           Customer/US & Canada     [**]   [**]   [**]   [**]   [**]   [**]   [**]
Concepts and        Customer/International   [**]   [**]   [**]   [**]   [**]   [**]   [**]
Operation

* - Applicable once Airvana has facilities capable of accommodating number of students (target 2Q05)

         CANCELLATION POLICY:

The following cancellation policy shall apply:

a) Reschedule 14+ days, no charge 1st time only, then considered a cancellation as below.

b)   Cancel 14-29 days before delivery date, [**]% of services charged.

c)   Cancel 7-13 days before delivery date, [**]% of services charged.

d)   Cancel 0-6 days before delivery date, [**]% of services charged.